                                                                EXHIBIT (17)(t)



                                THE PNC(R) FUND

                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                  April 27, 1995

Dear Shareholder:

     We are pleased to present the Semi-Annual Report to Shareholders of The PNC Fund covering the six months ended March 31, 1995. This report includes security listings and performance results for the equity portfolios of The PNC Fund.

     Each equity portfolio focuses on a specific equity investment style. This array of portfolios enables shareholders to more precisely structure their investments according to their overall financial goals. These portfolios are managed with a sophisticated blend of discipline, experience and expertise. The goal of the PNC equity portfolios is to provide you with consistency as well as above-average results.

     If you have any questions regarding The PNC Fund or the enclosed information, please contact the Fund at 1-800-422-6538.

     We appreciate your participation in The PNC Fund and we welcome opportunities to better service your needs.

                                         Sincerely,

                                         /s/ G. Willing Pepper
                                         -------------------------
                                         G. Willing Pepper
                                         Chairman and President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                                  THE PNC FUND

                    SEMI-ANNUAL INVESTMENT ADVISER'S REPORT

     Last year, the fixed income markets were hard hit by rising interest rates and derivative-related losses. The first quarter of 1995 got off to an inauspicious start with another increase in short-term interest rates, the financial crisis in Mexico, and the decline in the dollar. One area that does appear to be experiencing a trend change is the pace of business activity. In the fourth quarter of last year, the economy grew by a revised 4.6%, pushing the annual rate of growth to 4.0%, the strongest showing in ten years. Estimates for the first quarter average around 3%, based on signs of lower consumer spending, declining auto sales and a softer housing market. In recent congressional testimony, Fed Chairman Greenspan indicated that the FOMC expects the economy to expand at a 2-3% rate in 1995. Greenspan even used the word "ease" in his February 1995 testimony, causing the markets to rally strongly, but temporarily, on the belief that the year long rise in interest rates was about over.

     The Fed also has reason to be pleased with the inflation numbers. The fourth quarter GDP report revealed that prices advanced only 1.3%, versus 1.9% in the previous quarter. For 1994 consumer prices were up 2.7%, exactly the same as in 1993. The FOMC is estimating that consumer prices will average 3.0-3.5% in 1995.

     Equity securities were clearly the asset of choice during the first quarter of 1995. The S&P 500 produced a total return of approximately 9.7%. During the quarter, the market was paced by transportation (S&P Transports up 15.2%) and financial issues (S&P Financials up 12.7%). Small cap stocks fared less well, as the Russel 2000 rose approximately 4.2% during the first quarter, after a decline of 2.2% in the fourth quarter of last year.

     The surge in stock prices has been fueled by a number of important factors:

     - Continued strong earnings gains, as reduced costs, the weak dollar and healthy demand have been the major contributors;

     - Declining long-term interest rates and the belief that Federal Reserve tightening has been successful in bringing about a soft landing;

     - Steady flows into equity mutual funds and a net liquidation of equity supply through mergers and acquisitions and corporate stock buybacks; and

     - The weaker dollar and more rapid growth overseas have provided for faster earnings growth in those companies which derive a more significant portion of their operating income from foreign operations.

                                       PNC INSTITUTIONAL MANAGEMENT CORPORATION

APRIL 27, 1995

                                THE PNC(R) FUND

                             VALUE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                 OF SHARES        VALUE
                                 ----------    ------------
COMMON STOCKS -- 98.2%
AEROSPACE -- 4.8%
  Boeing Co.                        321,700    $ 17,331,588
  United Technologies Corp.         187,050      12,929,831
                                               ------------
                                                 30,261,419
                                               ------------
AIR TRANSPORT -- 1.5%
  British Airways PLC ADR           149,100       9,803,325
                                               ------------
APPAREL -- 1.2%
  Fruit of the Loom, Inc.           285,800**     7,502,250
                                               ------------
AUTOMOTIVE -- 4.3%
  Chrysler Corp.                    216,100       9,049,188
  Ford Motor Co.                    374,900      10,122,300
  General Motors Corp.              182,804       8,089,077
                                               ------------
                                                 27,260,565
                                               ------------
BANKS -- 9.7%
  Bank of New York Co., Inc.        197,500       6,492,813
  Comerica, Inc.                    294,200       8,090,500
  CoreStates Financial Corp.        348,426      11,149,632
  First Chicago Corp.               242,800      12,170,350
  Meridian Bancorp, Inc.            288,900       8,847,563
  NationsBank Corp.                 148,500       7,536,375
  Republic New York Corp.           151,800       7,457,175
                                               ------------
                                                 61,744,408
                                               ------------
CHEMICALS -- 10.4%
  Dow Chemical Co.                  190,000      13,870,000
  E.I. Du Pont de Nemours & Co.     177,825      10,758,413
  IMC Global, Inc.                  264,050      12,905,444
  Lubrizol Corp.                    459,200      16,186,800
  Monsanto Co.                      154,800      12,422,700
                                               ------------
                                                 66,143,357
                                               ------------
COMPUTER & OFFICE
  EQUIPMENT -- 0.9%
  Xerox Corp.                        51,200       6,009,600
                                               ------------
COMPUTER SOFTWARE &
  SERVICES -- 2.6%
  Stratus Computer, Inc.            182,500**     5,703,125
  Sun Microsystems, Inc.            304,200**    10,570,950
                                               ------------
                                                 16,274,075
                                               ------------
CONGLOMERATES -- 1.1%
  ITT Corp.                          66,000       6,773,250
                                               ------------

                                   NUMBER
                                 OF SHARES        VALUE
                                 ----------    ------------
CONSUMER NON-DURABLES -- 0.8%
  First Brands Corp.                133,559    $  5,025,157
                                               ------------
DRUGS & HEALTH CARE -- 7.8%
  American Home Products Corp.      181,800      12,953,250
  Bristol Meyers Squibb Co.         175,700      11,069,100
  Eli Lilly, & Co.                  188,200      13,762,125
  Merck & Co., Inc.                 283,350      12,077,790
                                               ------------
                                                 49,862,265
                                               ------------
ENERGY & RAW MATERIALS -- 4.4%
  Elf Aquitaine ADR                 258,100      10,001,375
  Royal Dutch Petroleum Co.          83,400      10,008,000
  Ultramar PLC ADR                  294,500       7,657,000
                                               ------------
                                                 27,666,375
                                               ------------
ENERGY & UTILITIES -- 6.2%
  Entergy Corp.                     200,000       4,175,000
  Nipsco                            100,000       3,112,500
  Ohio Edison Co.                   223,900       4,478,000
  PECO Energy Co.                   446,900      11,228,363
  Southern Co.                      316,300       6,444,613
  Unicom Corp.                      425,430      10,103,963
                                               ------------
                                                 39,542,439
                                               ------------
FINANCE -- 2.9%
  AMBAC, Inc.                       176,400       7,166,250
  Dean Witter Discover & Co.        281,936      11,488,892
                                               ------------
                                                 18,655,142
                                               ------------
INSURANCE -- 8.5%
  American General Corp.            211,600       6,824,100
  American International Group,
   Inc.                              93,250       9,721,313
  AON Corp.                         220,300       8,040,950
  CHUBB Corp.                        97,500       7,702,500
  General Reinsurance Corp.          50,600       6,679,200
  MBIA, Inc.                        117,500       7,387,813
  Reliastar Financial Corp.          90,000       3,060,000
  TIG Holdings, Inc.                194,100       4,367,250
                                               ------------
                                                 53,783,126
                                               ------------
MANUFACTURING -- 1.5%
  AlliedSignal, Inc.                238,400       9,357,200
                                               ------------
MEDICAL INSTRUMENTS &
  SUPPLIES -- 1.3%
  Beckman Instruments, Inc.         279,000       8,265,375
                                               ------------

                See accompanying notes to financial statements.

                             VALUE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                 OF SHARES        VALUE
                                 ----------    ------------
COMMON STOCKS (CONTINUED)
METALS & MINING -- 1.6%
  Phelps Dodge Corp.                179,300    $ 10,197,688
                                               ------------
OIL DOMESTIC -- 5.6%
  Atlantic Richfield Co.            104,800      12,052,000
  Diamond Shamrock, Inc.            229,400       6,050,425
  Phillips Petroleum Co.            186,900       6,845,213
  Tenneco, Inc.                     232,700      10,965,988
                                               ------------
                                                 35,913,626
                                               ------------
OIL INTERNATIONAL -- 4.6%
  Chevron Corp.                     135,300       6,494,400
  Exxon Corp.                       116,200       7,756,350
  Mobil Corp.                        92,500       8,567,813
  Texaco, Inc.                       96,600       6,423,900
                                               ------------
                                                 29,242,463
                                               ------------
PAPER & FOREST PRODUCTS -- 1.9%
  Federal Paper Board Co., Inc.     157,600       4,491,600
  International Paper Co.           100,000       7,512,500
                                               ------------
                                                 12,004,100
                                               ------------
PRODUCER GOODS -- 1.9%
  General Electric Co.              221,900      12,010,338
                                               ------------
RAILROADS & SHIPPING -- 2.5%
  Conrail Corp.                     157,500       8,839,688
  Norfolk Southern Corp.            106,100       7,095,438
                                               ------------
                                                 15,935,126
                                               ------------
RETAIL MERCHANDISING -- 3.7%
  Fingerhut Companies, Inc.         395,400       4,695,370
  K Mart Corp.                      723,000       9,941,250
  Sears, Roebuck & Co.              165,500       8,833,563
                                               ------------
                                                 23,470,183
                                               ------------
TELECOMMUNICATIONS -- 3.5%
  NYNEX Corp.                       286,800      11,364,450
  U.S. West, Inc.                   268,500      10,740,000
                                               ------------
                                                 22,104,450
                                               ------------
TIRES & RUBBER -- 1.7%
  Goodyear Tire & Rubber Co.        298,000      10,951,500
                                               ------------

TOBACCO -- 1.3%
  UST, Inc.                         267,800       8,502,650
                                               ------------
TOTAL COMMON STOCKS
  (Cost $556,070,599)                           624,261,452
                                               ------------
TEMPORARY INVESTMENTS -- 2.2%
  Smith Barney Money Market Fund
  (Cost $14,342,831)             14,342,831      14,342,831
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $570,413,430*)               100.4%     638,604,283
LIABILITIES IN EXCESS OF OTHER
  ASSETS                              (0.4%)     (2,716,389)
                                     ------    ------------
NET ASSETS (Applicable to
  40,984,991 Institutional
  shares, 10,371,904 Service
  shares, and 1,035,874 Series
  A Investor
  shares outstanding)                100.0%    $635,887,894
                                     ======    ============

NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE, AND SERIES A
  INVESTOR SHARE
  ($635,887,894 / 52,392,769)                        $12.14
                                                     ======

OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                  $12.14
                                                     ======

MAXIMUM OFFERING PRICE PER SERIES A
  INVESTOR SHARE
  ($12.14 / .955)                                    $12.71
                                                     ======

-------------
 * Also for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                $ 82,437,462
  Gross unrealized depreciation                 (14,246,609)
                                               ------------
                                               $ 68,190,853
                                               ============

** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            GROWTH EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                      PAR
                       MATURITY      (000)        VALUE
                       --------    ---------   ------------
AGENCY OBLIGATIONS -- 11.7%
FEDERAL HOME LOAN BANK DISCOUNT
  NOTES
  6.25%                04/03/95     $26,240    $ 26,230,889
  (Cost $26,230,889)                           ------------


                                    NUMBER
                                   OF SHARES
                                   ---------
COMMON STOCKS -- 88.2%
ADVERTISING -- 2.2%
  Interpublic Group of Cos.,
   Inc.                              73,900       2,762,013
  Omnicom Group, Inc.                40,000       2,190,000
                                               ------------
                                                  4,952,013
                                               ------------
APPAREL -- 0.8%
  Cintas Corp.                       46,300       1,736,250
                                               ------------
AUTOMOTIVE -- 1.0%
  Echlin, Inc.                       60,000       2,310,000
                                               ------------
BANKS -- 1.7%
  BankAmerica Corp.                  45,500       2,195,375
  Boatmen's Bancshares, Inc.         50,000       1,512,500
                                               ------------
                                                  3,707,875
                                               ------------
BEVERAGES -- 3.6%
  Anheuser-Busch Cos., Inc.          51,000       2,989,875
  Coca-Cola Co.                      44,500       2,514,250
  Pepsico, Inc.                      65,300       2,546,700
                                               ------------
                                                  8,050,825
                                               ------------
BROADCASTING -- 1.3%
  Capital Cities ABC, Inc.           24,300       2,144,475
  Viacom, Inc. Class B               18,000**       805,500
                                               ------------
                                                  2,949,975
                                               ------------
CHEMICALS -- 3.5%
  Air Products & Chemical, Inc.      39,000       2,032,875
  Dow Chemical Co.                   36,000       2,628,000
  E. I. Du Pont de Nemours & Co.     34,000       2,057,000
  PPG Industries, Inc.               30,000       1,132,500
                                               ------------
                                                  7,850,375
                                               ------------
COMPUTER & OFFICE EQUIPMENT -- 3.5%
  Compaq Computer Corp.              46,000**     1,587,000
  HBO & Co.                          29,100       1,265,850
  Intel Corp.                        25,700       2,181,288
  International Business
   Machines Corp.                    19,700       1,612,938

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
COMPUTER & OFFICE EQUIPMENT (CONTINUED)
  Xerox Corp.                         9,200    $  1,079,850
                                               ------------
                                                  7,726,926
                                               ------------
COMPUTER SOFTWARE & SERVICES -- 5.2%
  Automatic Data Processing,
   Inc.                              42,000       2,646,000
  Cisco Systems, Inc.                60,500**     2,306,563
  Computer Sciences Corp.            29,000**     1,431,875
  First Data Corp.                   27,700       1,436,938
  Microsoft Corp.                    34,000**     2,418,250
  Oracle Systems Corp.               42,000**     1,312,500
                                               ------------
                                                 11,552,126
                                               ------------
CONSTRUCTION -- 0.2%
  Foster Wheeler Corp.               15,000         508,125
                                               ------------
CONSUMER NON-DURABLES -- 4.3%
  Colgate-Palmolive Co.              20,000       1,320,000
  Dial Corp.                         86,000       2,182,250
  Lancaster Colony Corp.             43,333       1,538,322
  Newell Co.                         55,600       1,417,800
  Procter & Gamble Co.               33,500       2,219,375
  Rubbermaid, Inc.                   30,000         990,000
                                               ------------
                                                  9,667,747
                                               ------------
ELECTRONICS -- 10.6%
  AMP, Inc.                          30,000       1,080,000
  Atmel Corp.                        21,200**       818,850
  Emerson Electric Co.               45,000       2,992,500
  General Electric Co.               84,000       4,546,500
  General Instruments Corp.          74,000**     2,571,500
  Hewlett Packard Co.                13,400       1,613,025
  LSI Logic Corp.                    36,000**     1,890,000
  Micron Technology, Inc.            13,700       1,041,200
  Molex, Inc. Class A                53,750       1,814,062
  Motorola, Inc.                     37,100       2,026,588
  Texas Instruments, Inc.            12,500       1,106,250
  Varian Associates, Inc.            53,200       2,241,050
                                               ------------
                                                 23,741,525
                                               ------------
FINANCE -- 3.0%
  Dean Witter Discover & Co.         36,000       1,467,000
  Federal Home Loan Mortgage
   Corp.                             10,000         605,000
  Federal National Mortgage
   Association                       10,000         813,750
  First Financial Management
   Corp.                             30,000       2,167,500

                See accompanying notes to financial statements.

                            GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
COMMON STOCKS (CONTINUED)
FINANCE (CONTINUED)
  Reuters Holdings PLC ADR           36,000    $  1,656,000
                                               ------------
                                                  6,709,250
                                               ------------
FOOD & AGRICULTURE -- 5.1%
  Conagra, Inc.                      46,000       1,523,750
  CPC International, Inc.            54,000       2,922,750
  Nabisco Holdings Corp.             36,000**     1,030,500
  Philip Morris Cos., Inc.           34,500       2,251,125
  Sara Lee Corp.                     80,000       2,090,000
  Tyson Foods, Inc.                  60,500       1,459,562
                                               ------------
                                                 11,277,687
                                               ------------
INSURANCE -- 2.8%
  American International Group,
   Inc.                              27,000       2,814,750
  General Re Corp.                   10,000       1,320,000
  Humana, Inc.                       80,000**     2,050,000
                                               ------------
                                                  6,184,750
                                               ------------
MACHINERY & HEAVY EQUIPMENT -- 0.7%
  Clark Equipment Co.                18,700**     1,542,750
                                               ------------
MANUFACTURING -- 5.6%
  Allied-Signal, Inc.                67,000       2,629,750
  Illinois Tool Works, Inc.          68,000       3,323,500
  Millipore Corp.                    40,000       2,230,000
  Minnesota Mining &
   Manufacturing Co.                 45,000       2,615,625
  Parker-Hannifin Corp.              40,000       1,770,000
                                               ------------
                                                 12,568,875
                                               ------------
MEDICAL & MEDICAL SERVICES -- 4.5%
  Columbia HCA Healthcare Corp.      50,000       2,150,000
  Healthsouth Corp.                  75,000**     3,046,875
  Manor Care, Inc.                   55,000       1,670,625
  Pacificare Health Systems,
   Inc. Class B                      45,000**     3,251,250
                                               ------------
                                                 10,118,750
                                               ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 0.3%
  Forest Laboratories, Inc.          15,000**       714,375
                                               ------------
PAPER & FOREST PRODUCTS -- 1.0%
  Scott Paper Co.                    25,000       2,234,375
                                               ------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
PERSONAL SERVICES -- 0.9%
  Service Corp. International        75,000    $  2,100,000
                                               ------------
PHARMACEUTICAL PREPARATIONS -- 6.6%
  Abbott Laboratories, Inc.          70,000       2,493,750
  Amgen, Inc.                        30,000**     2,021,250
  Johnson & Johnson                  42,000       2,499,000
  Merck & Co., Inc.                  50,000       2,131,250
  Pfizer, Inc.                       25,000       2,143,750
  Teva Pharmaceutical Industries
   LTD. ADR                          70,000       2,108,750
  Warner-Lambert Co.                 17,000       1,330,250
                                               ------------
                                                 14,728,000
                                               ------------
PUBLISHING -- 2.5%
  McGraw-Hill, Inc.                  34,800       2,496,900
  R. R. Donnelley & Sons Co.         40,000       1,375,000
  Readers Digest Association,
   Inc.                              35,400       1,703,625
                                               ------------
                                                  5,575,525
                                               ------------
RESTAURANTS -- 0.9%
  McDonalds Corp.                    62,000       2,115,750
                                               ------------
RETAIL MERCHANDISING -- 6.0%
  Albertson's, Inc.                  60,000       1,935,000
  Home Depot, Inc.                   25,000       1,106,250
  Kroger Co.                         77,200**     2,036,150
  Lowe's Cos., Inc.                  31,000       1,069,500
  Mattel, Inc.                       64,062       1,577,526
  Officemax, Inc.                    93,400**     2,393,374
  Petsmart, Inc.                     29,000**     1,015,000
  Staples, Inc.                      60,000**     1,582,500
  Wal-Mart Stores, Inc.              24,000         612,000
                                               ------------
                                                 13,327,300
                                               ------------
SOAPS & COSMETICS -- 1.3%
  Gillette Co.                       36,000       2,938,500
                                               ------------
TELECOMMUNICATIONS -- 2.0%
  AT&T Corp.                         32,000       1,656,000
  DSC Communications Corp.           37,500**     1,221,093
  Equifax, Inc.                      50,000       1,687,500
                                               ------------
                                                  4,564,593
                                               ------------
TIRES & RUBBER -- 0.9%
  Cooper Tire & Rubber Co.           70,000       1,986,250
                                               ------------

                See accompanying notes to financial statements.

                            GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
COMMON STOCKS (CONTINUED)
TOBACCO -- 0.9%
  UST, Inc.                          60,000    $  1,905,000
                                               ------------
TRAVEL & RECREATION -- 5.3%
  Hospitality Franchise System,
   Inc.                              91,000**     2,912,000
  La Quinta Inns, Inc.               90,000       2,441,250
  Marriot International, Inc.        83,000       2,884,250
  Mirage Resorts, Inc.               39,800**     1,114,400
  Promus Cos., Inc.                  14,000**       525,000
  Walt Disney Co.                    38,000       2,028,250
                                               ------------
                                                 11,905,150
                                               ------------
TOTAL COMMON STOCKS
  (Cost $177,888,181)                           197,250,642
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $204,119,070*)                99.9%     223,481,531
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.1%          54,119
                                   ---------   ------------
NET ASSETS (Applicable to
  15,220,512 Institutional
  shares, 4,599,623 Service
  shares and 655,763 Series A
  Investor shares outstanding)       100.0%    $223,535,650
                                   ========    =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($166,209,725 / 15,220,512)                        $10.92
                                                     ======

                                                  VALUE
                                               ------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SERVICE
  SHARE
  ($50,177,330 / 4,599,623)                          $10.91
                                                     ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER SERIES A INVESTOR
  SHARE ($7,148,595 / 655,763)                       $10.90
                                                     ======

MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($10.90 / .955)                                    $11.41
                                                     ======

-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation                                     $20,367,871
   Gross unrealized depreciation                                     (1,005,410)

                                                                  --------------

                                                                     $19,362,461
                                                                   =============

** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                       SMALL CAP GROWTH EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)         VALUE
                       ---------  ---------    ------------
AGENCY OBLIGATIONS -- 12.4%
FEDERAL HOME LOAN BANK DISCOUNT NOTES
  6.25%               04/03/95     $16,350     $ 16,344,323
                                               ------------
  (Cost $16,344,323)

                                   NUMBER
                                  OF SHARES
                                  ---------
COMMON STOCKS -- 88.3%
APPAREL -- 2.4%
  Nautica Enterprises               30,600**        956,250
  St. John Knits, Inc.              30,000        1,095,000
  Tommy Hilfiger Corp.              50,000**      1,100,000
                                               ------------
                                                  3,151,250
                                               ------------
BUSINESS SERVICES -- 5.6%
  ABR Information Services          19,200**        475,200
  Accustaff, Inc.                   27,600**        527,850
  Brandon Systems Corp.             20,000          437,500
  HCIA, Inc.                        64,000**      1,568,000
  Norrell Corp.                     40,900          899,800
  Paychex, Inc.                      9,500          437,000
  Quintiles Transnational Corp.     37,000**      1,341,250
  Wackenhut Corrections Corp.       61,100**      1,733,713
                                               ------------
                                                  7,420,313
                                               ------------
COMPUTER & OFFICE EQUIPMENT -- 9.3%
  Cognex Corp.                      54,500**      1,566,875
  DH Technology, Inc.               26,500**        550,438
  HBO & Co.                         26,000        1,131,000
  Hyperion Software Corp.           29,000**      1,355,750
  Microcom, Inc.                    97,320**      1,103,974
  National Computer Systems,
   Inc.                             33,800          566,150
  Opti, Inc.                        53,000**        854,625
  Pairgain Technologies, Inc.       22,700**        541,963
  Peak Technologies Group           40,000**        800,000
  Proxima Corp.                     31,500          815,063
  Remedy Corporation                 1,000**         35,875
  Software Artistry, Inc.           30,000**        720,000
  System Software Associates,
   Inc.                             23,000          575,000
  TGV Software, Inc.                14,000**        315,000
  Tivoli Systems, Inc.              35,100**      1,298,700
                                               ------------
                                                 12,230,413
                                               ------------
COMPUTER SOFTWARE & SERVICES -- 17.3%
  Acxiom Corp.                      70,000**      1,172,500
  Alias Research, Inc.              40,000**      1,220,000
  American Management Systems,
   Inc.                             61,900**      1,199,313
                                   NUMBER
                                  OF SHARES       VALUE
                                  ---------    ------------
COMPUTER SOFTWARE & SERVICES
  (CONTINUED)
  Applied Voice Technology, Inc.    32,500**   $    662,188
  Aspen Technology, Inc.            35,600**        703,100
  Atria Software, Inc.              43,500**      2,066,250
  Concentra Corporation             54,800**        753,500
  Davidson & Associates, Inc.       12,000**        402,000
  Electronics For Imaging Inc.      20,400**      1,091,400
  Epic Design Technology, Inc.      12,200**        326,350
  Fair, Issac & Co., Inc.           17,000          816,000
  FTP Software, Inc.                37,200**      1,181,100
  Macromedia, Inc.                  28,600**        965,250
  Medic Computer Systems, Inc.      35,800**      1,557,300
  Microtec Research, Inc.           59,600**        745,000
  Netmanage, Inc.                   36,500**      1,533,000
  Network General Corp.             48,700**      1,387,950
  Shiva Corp.                       30,000**        978,750
  Softkey International, Inc.       53,000**      1,444,250
  SPS Transaction Co.               32,000**      1,120,000
  The Learning Company              50,000**      1,493,750
                                               ------------
                                                 22,818,951
                                               ------------
DRUGS & HEALTH CARE -- 0.6%
  Dura Pharmaceuticals              50,000**        743,750
                                               ------------
ELECTRONICS -- 14.1%
  Act Manufacturing, Inc.           11,400**        162,450
  AFC Cable Systems, Inc.           29,300**        454,150
  Amphenol Corp.                    48,500**      1,212,500
  ASM Lithography Holding           33,600**        945,000
  Electro Scientific Industries,
   Inc.                             25,300**        610,363
  Fore Systems, Inc.                33,000**      1,303,500
  Harman International
   Industries, Inc.                 34,000        1,262,250
  Information Storage Devices,
   Inc.                              2,700**         58,050
  Integrated Silicon Solution,
   Inc.                             39,000**      1,365,000
  International Rectifier Corp.     43,300**      1,039,200
  Lam Research Corp.                22,400**      1,002,400
  Micrel, Inc.                      66,400**      1,162,000
  Photronics, Inc.                  67,500**      1,535,625
  Silicon Valley Group, Inc.        40,000**      1,125,000
  Stratacom, Inc.                   56,000**      2,408,000
  Tencor Instruments                11,400**        675,450
  Tower Semiconductor Ltd.          32,400**        639,900
  Trimble Navigation, Ltd.          50,000**        950,000
  Ultratech Stepper, Inc.           12,000**        583,500
                                               ------------
                                                 18,494,338
                                               ------------

                See accompanying notes to financial statements.

                       SMALL CAP GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES       VALUE
                                  ---------    ------------
COMMON STOCKS (CONTINUED)
MACHINERY & HEAVY EQUIPMENT -- 1.0%
  FSI International, Inc.           33,100**   $  1,336,413
                                               ------------
MEDICAL & MEDICAL SERVICES -- 8.6%
  American Homepatient Inc.         42,000**      1,175,125
  American Medical Response,
   Inc.                             20,000**        502,500
  Cycare Systems, Inc.              27,000**        590,625
  Health Care & Retirement          38,900**      1,225,350
  Medaphis Corp.                    22,300**      1,404,900
  Medpartners, Inc.                 11,100**        245,588
  Orthodontic Centers of
   America, Inc.                    71,300**      1,256,663
  Phycor, Inc.                      46,800**      1,602,900
  Sun Healthcare Group, Inc.        45,000**      1,147,500
  Vencor, Inc.                      35,500**      1,264,688
  Vivra, Inc.                       29,300**        944,925
                                               ------------
                                                 11,360,764
                                               ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 5.6%
  Arrow International, Inc.         16,400          578,100
  Gulf South Medical Supply,
    Inc.                            30,000**      1,222,500
  IDEXX Laboratories, Inc.          35,000**      1,452,500
  Isolyser Company, Inc.            44,400**        799,200
  Omnicare, Inc.                    25,000        1,312,500
  Orthofix International, N.V.      75,000**      1,331,250
  Technol Medical Products, Inc.    33,600**        638,400
                                               ------------
                                                  7,334,450
                                               ------------
PERSONAL SERVICES -- 1.9%
  Robert Half International,
    Inc.                            52,800**      1,346,400
  Storage USA, Inc.                 40,000        1,165,000
                                               ------------
                                                  2,511,400
                                               ------------
PUBLISHING -- 2.0%
  Gartner Group Inc. New Class A
                                    40,000**      1,720,000
  Scientific Games Holding
   Corp., Inc.                      44,000**        913,000
                                               ------------
                                                  2,633,000
                                               ------------
RESTAURANTS -- 3.6%
  Bugaboo Creek Steak House,
   Inc.                             16,400**        205,000
  Landry's Seafood Restaurants,
   Inc.                             44,500**      1,362,813
  Morrison Restaurants, Inc.        43,600          959,200
  O'Charley's, Inc.                 18,000**        211,500

                                   NUMBER
                                  OF SHARES       VALUE
                                  ---------    ------------
RESTAURANTS (CONTINUED)
  Papa John's International,
    Inc.                            18,500**   $    663,686
  Quality Dining, Inc.               9,700**        118,825
  Rock Bottom Restaurants, Inc.     60,000**      1,237,500
                                               ------------
                                                  4,758,524
                                               ------------
RETAIL MERCHANDISING -- 5.8%
  Books-A-Million, Inc.             70,000**      1,023,750
  Just for Feet, Inc.               52,600**      1,321,575
  Micro Warehouse, Inc.             29,900**        926,900
  Movie Gallery, Inc.               40,000**      1,075,000
  Petco Animal Supplies, Inc.       32,800**        688,800
  Piercing Pagoda, Inc.             24,300**        206,550
  Quicksilver, Inc.                 26,500**        571,253
  Sunglass Hut International,
    Inc.                            45,500**      1,347,938
  Trend-Lines, Inc.                 31,000**        406,875
                                               ------------
                                                  7,568,641
                                               ------------
TELECOMMUNICATIONS -- 6.1%
  Adtran, Inc.                      30,000**      1,672,500
  Cascade Communications Corp.
                                    15,000**      1,035,000
  Coherent Communications System
   Corp.                            34,000**        658,750
  Dialogic Corp.                    20,800**        590,200
  EIS International, Inc.           71,000**      1,189,250
  Gilat Satellite Networks          55,000**        893,750
  LDDS Communications, Inc.         23,400**        546,970
  U.S. Robotics Corp.               23,000**      1,437,500
                                               ------------
                                                  8,023,920
                                               ------------
TRAVEL & RECREATION -- 1.9%
  Doubletree Corp.                  51,000**      1,032,750
  Regal Cinemas, Inc.               41,800**      1,034,550
  Speedway Motorsports, Inc.        27,600**        496,800
                                               ------------
                                                  2,564,100
                                               ------------
TRUCKING & FREIGHT -- 1.5%
  Landstar System, Inc.             32,700**      1,030,050
  M.S. Carriers, Inc.               22,700**        510,750
  Swift Transportation Co., Inc.    30,000**        465,000
                                               ------------
                                                  2,005,800
                                               ------------
WASTE MANAGEMENT -- 1.0%
  United Waste Systems, Inc.        45,500**      1,285,375
                                               ------------
TOTAL COMMON STOCKS
  (Cost $90,569,688)                            116,241,402
                                               ------------

                See accompanying notes to financial statements.

                       SMALL CAP GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)         VALUE
                       ---------  ---------    ------------
CORPORATE BONDS -- 1.0%
  Sholodge, Inc.
  7.50%                 05/01/04   $ 1,500     $  1,297,500
  (Cost $1,500,000)                            ------------


TOTAL INVESTMENTS IN SECURITIES
  (Cost $108,414,011*)              101.7%      133,883,225

LIABILITIES IN EXCESS OF OTHER
  ASSETS                             (1.7%)      (2,248,573)
                                    ------     ------------
NET ASSETS (Applicable to
  8,295,570 Institutional
  shares, 2,733,726 Service
  shares and 279,175 Series A
  Investor shares outstanding)      100.0%     $131,634,652
                                   =======     ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($96,600,862 / 8,295,570)                          $11.64
                                                     ======

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SERVICE
  SHARE
  ($31,794,267 / 2,733,726)                          $11.63
                                                     ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER SERIES A INVESTOR
  SHARE ($3,239,523 / 279,175)                       $11.60
                                                     ======

MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($11.60 / .955)                                    $12.15
                                                     ======


-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation                $26,506,032
   Gross unrealized depreciation                 (1,036,818)
                                                -----------
                                                $25,469,214
                                                ===========

** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                             CORE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   ------------
AGENCY OBLIGATIONS -- 16.9%
FEDERAL HOME LOAN BANK DISCOUNT NOTES
  6.25%                  04/03/95   $28,355    $ 28,345,155
                                               ------------
  (Cost $28,345,155)

                                    NUMBER
                                   OF SHARES
                                   ---------
COMMON STOCKS -- 82.1%
AEROSPACE -- 2.2%
  Boeing Co.                         48,000       2,586,000
  United Technologies Corp.          15,000       1,036,875
                                               ------------
                                                  3,622,875
                                               ------------
APPAREL -- 0.7%
  Limited, Inc.                      50,000       1,156,250
                                               ------------
AUTOMOTIVE -- 0.8%
  Ford Motor Co.                     52,000       1,404,000
                                               ------------
BANKS -- 1.8%
  BankAmerica Corp.                  14,000         675,500
  Citicorp                           25,000       1,062,500
  NationsBank Corp.                  26,000       1,319,500
                                               ------------
                                                  3,057,500
                                               ------------
BEVERAGES -- 0.8%
  Coca-Cola Co.                      17,500         988,750
  Pepsico, Inc.                       8,500         331,500
                                               ------------
                                                  1,320,250
                                               ------------
BROADCASTING -- 0.7%
  British Sky Broadcasting Group
   PLC                               46,000**     1,132,750
                                               ------------
CHEMICALS -- 5.3%
  Air Products & Chemicals, Inc.     27,000       1,407,375
  Dow Chemical Co.                   40,000       2,920,000
  E.I. Dupont de Nemours & Co.       45,000       2,722,500
  PPG Industries, Inc.               22,000         830,500
  Rohm & Haas Co.                    18,000       1,062,000
                                               ------------
                                                  8,942,375
                                               ------------
COMPUTER & OFFICE EQUIPMENT -- 2.4%
  Intel Corp.                        30,000       2,546,250
  Pitney Bowes, Inc.                 41,000       1,476,000
                                               ------------
                                                  4,022,250
                                               ------------
COMPUTER SOFTWARE & SERVICES -- 0.3%
  Microsoft Corp.                     8,000**       569,000
                                               ------------
                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
CONSTRUCTION -- 2.6%
  Fluor Corp.                        46,000    $  2,219,500
  Foster Wheeler Corp.               33,000       1,117,875
  Masco Corp.                        38,000       1,049,750
                                               ------------
                                                  4,387,125
                                               ------------
CONSUMER NON-DURABLES -- 1.6%
  Dial Corp.                        105,000       2,664,375
                                               ------------
DRUGS & HEALTH CARE -- 2.2%
  American Home Products Corp.       35,000       2,493,750
  Tambrands, Inc.                    28,000       1,249,500
                                               ------------
                                                  3,743,250
                                               ------------
ELECTRONICS -- 7.4%
  AMP, Inc.                          58,000       2,088,000
  Emerson Electric Co.               27,000       1,795,500
  General Electric Co.               73,100       3,956,538
  General Instruments Corp.          46,000**     1,598,500
  Motorola, Inc.                     43,000       2,348,875
  W. W. Grainger, Inc.               10,000         630,000
                                               ------------
                                                 12,417,413
                                               ------------
ENERGY & RAW MATERIALS -- 0.6%
  Schlumberger, Ltd.                 18,000       1,073,250
                                               ------------
ENERGY & UTILITIES -- 1.4%
  Cinergy Corp.                      20,200         502,475
  PECO Energy Co.                    76,000       1,909,500
                                               ------------
                                                  2,411,975
                                               ------------
FINANCE -- 3.2%
  Dean Witter Discover & Co.         31,000       1,263,250
  Federal National Mortgage
   Association                       39,000       3,173,625
  First Financial Management
   Corp.                             12,000         867,000
                                               ------------
                                                  5,303,875
                                               ------------
FOOD & AGRICULTURE -- 1.9%
  CPC International, Inc.            15,000         811,875
  H.J. Heinz Co.                     23,000         885,500
  Sara Lee Corp.                     57,000       1,489,125
                                               ------------
                                                  3,186,500
                                               ------------
INSURANCE -- 2.8%
  American International Group,
   Inc.                              25,000       2,606,250
  General Re Corp.                    7,000         924,000
  United Healthcare Corp.            26,000       1,215,500
                                               ------------
                                                  4,745,750
                                               ------------

                See accompanying notes to financial statements.

                             CORE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
COMMON STOCKS (CONTINUED)
MACHINERY & HEAVY EQUIPMENT -- 1.4%
  Novellus System, Inc.              37,000**  $  2,294,000
                                               ------------
MANUFACTURING -- 2.5%
  Illinois Tool Works, Inc.          43,000       2,101,625
  Minnesota Mining &
   Manufacturing Co.                 35,000       2,034,375
                                               ------------
                                                  4,136,000
                                               ------------
MEDICAL & MEDICAL SERVICES -- 1.6%
  Columbia Healthcare, Corp.         61,000       2,623,000
                                               ------------
OIL DOMESTIC -- 3.1%
  Atlantic Richfield Co.             12,000       1,380,000
  Noble Affiliates, Inc.             32,000         876,000
  Sun, Inc.                          39,000       1,111,500
  Unocal Corp.                       62,000       1,782,500
                                               ------------
                                                  5,150,000
                                               ------------
OIL INTERNATIONAL -- 5.1%
  Amoco Corp.                        40,000       2,545,000
  Chevron Corp.                      41,700       2,001,600
  Mobil Corp.                        21,000       1,945,125
  Royal Dutch Petroleum Co.          17,000       2,040,000
                                               ------------
                                                  8,531,725
                                               ------------
PAPER & FOREST PRODUCTS -- 1.6%
  International Paper Co.            12,000         901,500
  Temple Inland, Inc.                21,000         942,375
  Union Camp Corp.                   15,000         778,125
                                               ------------
                                                  2,622,000
                                               ------------
PHARMACEUTICAL PREPARATIONS -- 2.9%
  Eli Lilly & Co.                    21,000       1,535,624
  Johnson & Johnson                  37,000       2,201,500
  Pfizer, Inc.                       14,400       1,234,800
                                               ------------
                                                  4,971,924
                                               ------------
PUBLISHING -- 1.0%
  News Corp. Ltd. ADR                90,000       1,721,250
                                               ------------
RAILROADS & SHIPPING -- 4.3%
  Burlington Northern, Inc.          41,000       2,434,375
  Conrail Corp.                      45,000       2,525,625
  CSX Corp.                          30,000       2,362,500
                                               ------------
                                                  7,322,500
                                               ------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
RESTAURANTS -- 1.3%
  Brinker International, Inc.        65,000**  $  1,080,625
  McDonalds Corp.                    33,000       1,126,125
                                               ------------
                                                  2,206,750
                                               ------------
RETAIL MERCHANDISING -- 4.1%
  J. C. Penney Co., Inc.             34,000       1,525,750
  K Mart Corp.                       44,000         605,000
  May Department Stores Co.          44,000       1,628,000
  Toys 'R' Us, Inc.                  35,000*        896,875
  Wal-Mart Stores, Inc.              91,000       2,320,500
                                               ------------
                                                  6,976,125
                                               ------------
SOAPS & COSMETICS -- 0.4%
  Colgate-Palmolive Co.              11,000         726,000
                                               ------------
TELECOMMUNICATIONS -- 8.8%
  Adobe Systems, Inc.                15,000         742,500
  Alltel Corp.                       94,000       2,702,500
  AT&T Corp.                         82,000       4,243,500
  Bell Atlantic Corp.                34,000       1,793,500
  GTE Corp.                          49,000       1,629,250
  Oracle Systems Corp.               37,000**     1,156,250
  SBC Communications, Inc.           58,000       2,443,250
                                               ------------
                                                 14,710,750
                                               ------------
TOBACCO -- 1.5%
  Philip Morris Cos., Inc.           40,000       2,610,000
                                               ------------
TRAVEL & RECREATION -- 3.8%
  Mirage Resorts, Inc.               94,000**     2,632,000
  Promus Cos., Inc.                  60,000**     2,250,000
  Walt Disney Co.                    28,000       1,494,500
                                               ------------
                                                  6,376,500
                                               ------------
TOTAL COMMON STOCKS
  (Cost $127,666,565)                           138,139,287
                                               ------------

                See accompanying notes to financial statements.

                             CORE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   ------------
CORPORATE BONDS -- 0.9%
MANUFACTURING
  Apache Corp.
  6.00%                  01/15/02   $ 1,400    $  1,526,000
  (Cost $1,400,000)                            ------------

TOTAL INVESTMENTS IN SECURITIES
  (Cost $157,411,720*)                99.9%     168,010,442

OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.1%         231,409
                                    ------      -----------
NET ASSETS (Applicable to
  10,547,693 Institutional
  shares, 5,441,696 Service
  shares and 158,961 Series A
  Investor shares outstanding)       100.0%     168,241,851
                                     =====      ===========

NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($168,241,851 / 16,148,350)                        $10.42
                                                     ======

OFFERING PRICE PER
  INSTITUTIONAL AND SERVICE
  SHARE                                              $10.42
                                                     ======

MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE
  ($10.42 / .955)                                    $10.91
                                                     ======

-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation              $12,468,778
   Gross unrealized depreciation               (1,870,056)
                                              -----------
                                              $10,598,722
                                              ===========

** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                             INDEX EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------  ---------   ------------
AGENCY OBLIGATIONS -- 13.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION
DISCOUNT NOTES
  5.91%                 04/03/95   $ 5,000    $  4,998,358
  6.25%                 04/03/95    19,745      19,738,144
  5.93%                 04/10/95     2,000       1,997,035
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $26,733,537)                            26,733,537
                                              ------------

                                   NUMBER
                                  OF SHARES
                                  ---------
COMMON STOCK -- 85.8%
ADVERTISING -- 0.0%
  Interpublic Group of Cos.,
    Inc.                               200           7,475
                                              ------------
AEROSPACE -- 1.6%
  Boeing Co.                        16,200         872,774
  General Dynamics Corp.             3,100         145,700
  Lockheed Martin Corp.              9,553         505,115
  Mc Donnell Douglas Corp.           5,400         301,050
  Northrop Grumman Corp.             2,200         107,524
  Rockwell International Corp.      10,200         397,800
  Textron, Inc.                      4,400         249,150
  United Technologies Corp.          5,800         400,924
                                              ------------
                                                 2,980,037
                                              ------------
AIR TRANSPORT -- 0.4%
  A.M.R. Corp.                       3,500**       226,624
  Delta Air Lines, Inc.              2,500         156,874
  Federal Express Corp.              2,700**       182,587
  Southwest Airlines Co.             6,600         117,974
  U.S. Air Group, Inc.               2,800**        17,150
                                              ------------
                                                   701,209
                                              ------------
APPAREL -- 0.7%
  Brown Group, Inc.                    600          17,400
  Charming Shoppes, Inc.             4,900          27,562
  Gap, Inc.                          7,100         252,050
  Hartmarx Corp.                     1,500           8,062
  Limited, Inc.                     16,900         390,812
  Liz Claiborne, Inc.                3,900          69,224
  Nike, Inc.                         3,600         268,650
  Oshkosh B' Gosh, Inc.                800          11,400
  Reebok International, LTD.         3,900         138,937
  Russell Corp.                      1,900          56,287
  Spring Industries, Inc.              600          22,500
  Stride Rite Corp.                  2,500          31,562

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
APPAREL (CONTINUED)
  V.F. Corp.                         3,000    $    159,374
                                              ------------
                                                 1,453,820
                                              ------------
AUTOMOTIVE -- 2.3%
  Chrysler Corp.                    16,900         707,687
  Cummins Engine Co., Inc.           2,100          93,974
  Dana Corp.                         4,700         119,850
  Eaton Corp.                        3,500         189,874
  Echlin, Inc.                       2,900         111,650
  Ford Motor Co.                    47,900       1,293,300
  General Motors Corp.              35,400       1,566,450
  Genuine Parts Co.                  5,800         231,274
  Navistar International Corp.       1,620**        20,654
  S.P.X. Corp.                         800          11,600
  Skyline Corp.                        600          10,650
  Strattec Security Corp.              320**         3,600
  T.R.W., Inc.                       3,200         220,400
                                              ------------
                                                 4,580,963
                                              ------------
BANKS -- 4.4%
  Banc One Corp.                    19,845         565,582
  Bank of Boston Corp.               5,600         166,600
  BankAmerica Corp.                 17,612         849,778
  Bankers Trust New York Corp.       3,500         182,874
  Barnett Banks, Inc.                5,000         227,500
  Boatmens Bancshares, Inc.          5,500         166,374
  Chase Manhattan Corp.              8,900         317,062
  Chemical Banking Corp.            12,430         469,232
  Citicorp                          18,900         803,250
  CoreStates Financial Corp.         7,400         236,800
  First Chicago Corp.                4,700         235,587
  First Fidelity Bancorp             4,000         198,000
  First Interstate Bancorp           3,900         308,100
  First Union Corp.                  8,460         366,952
  Fleet Financial Group, Inc.        6,900         223,387
  Keycorp                           12,000         339,000
  MBNA Corp.                         9,450         274,050
  Mellon Bank Corp.                  5,250         213,937
  N.B.D. Bancorp, Inc.               7,950         258,374
  Nationalcity Corp.                 7,500         199,687
  NationsBank Corp.                 13,047         662,134
  Norwest Corp.                     15,300         388,237
  Shawmut National Corp.             6,200         163,524
  Suntrust Banks, Inc.               6,200         331,700
  U.S. Bancorp                       4,950         128,700
  Wells Fargo & Co.                  2,700         422,212
                                              ------------
                                                 8,698,633
                                              ------------

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
COMMON STOCK (CONTINUED)
BEVERAGES -- 3.2%
  Anheuser-Busch Cos., Inc.         12,400    $    726,950
  Brown Forman Corp.                 3,400         113,474
  Coca Cola Co.                     61,100       3,452,150
  Coors (Adolph) Co. "B"             1,700          27,837
  Pepsico, Inc.                     37,700       1,470,300
  Seagram Co., LTD.                 17,800         565,150
                                              ------------
                                                 6,355,861
                                              ------------
BROADCASTING -- 0.8%
  CBS, Inc.                          3,000         192,000
  Capital Cities A.B.C., Inc.        5,000         441,250
  Comcast Corp. Special Class A
   Non-Voting                        1,650          25,780
  Cox Communications, Inc. Class
   A                                 3,282**        54,973
  Tele Communications, Inc.
   Class A New                      26,300**       552,300
  Viacom, Inc. Common Non Voting
                                     7,213         322,781
                                              ------------
                                                 1,589,084
                                              ------------
BUSINESS MACHINES -- 1.7%
  D.S.C. Communication Corp.         5,200**       169,324
  Harris Computer Systems Corp.         90**         1,574
  Intergraph Corp.                   2,000**        23,750
  International Business
   Machines Corp.                   27,800       2,276,124
  Pitney Bowes, Inc.                 7,500         270,000
  Unisys Corp.                       8,100**        74,924
  Xerox Corp.                        5,200         610,350
                                              ------------
                                                 3,426,046
                                              ------------
BUSINESS SERVICES -- 0.6%
  Alco Standard Corp.                2,800         203,000
  Automatic Data Processing,
    Inc.                             6,700         422,100
  Deluxe Corp.                       4,000         114,000
  Ecolab, Inc.                       2,800          67,900
  First Data Corp.                   5,000         259,374
  John H. Harland Co.                1,500          33,937
  Moore Corp., LTD.                  4,600          89,700
  National Education Corp.           1,300**         4,224
  Ogden Corp.                        2,000          40,250
  Shared Medical Systems Corp.         900          32,962
                                              ------------
                                                 1,267,447
                                              ------------
CHEMICALS -- 3.3%
  Air Products & Chemicals, Inc.     5,300         276,262
  B.F. Goodrich Co.                  1,000          44,374

CHEMICALS (CONTINUED)
  Dow Chemical Co.                  13,300         970,900
  E.I. Dupont de Nemours & Co.      32,200       1,948,100
  Eastman Chemical Co.               3,925         218,327
  Engelhard Corp.                    4,425         131,090
  F.M.C. Corp.                       1,600          96,800
  First Mississippi Corp.            1,200          31,500
  Great Lakes Chemical Corp.         3,400         212,074
  Hercules, Inc.                     5,400         251,774
  Mallinckrodt Group, Inc.           3,700         124,874
  Monsanto Co.                       5,500         441,374
  Morton International, Inc.         6,900         200,100
  Nalco Chemical Co.                 3,300         110,963
  P.P.G. Industries, Inc.            9,900         373,725
  Praxair, Inc.                      6,600         153,450
  Rohm & Haas Co.                    3,400         200,600
  Safety-Kleen Corp.                 2,700          48,263
  Sherwin Williams Co.               4,000         135,500
  Sigma Aldrich Corp.                2,300          89,125
  Union Carbide Corp.                7,300         223,563
  W.R. Grace & Co.                   4,300         228,975
                                              ------------
                                                 6,511,713
                                              ------------
COMPUTER AND OFFICE EQUIPMENT -- 3.4%
  Amdahl Corp.                       5,600**        61,600
  Apple Computer, Inc.               5,700         200,925
  Autodesk, Inc.                     2,300          96,888
  Ceridian Corp.                     2,000**        66,750
  COMPAQ Computer Corp.             12,100**       417,450
  Computer Associates
   International, Inc.               7,800         463,125
  Computer Sciences Corp.            2,500         123,438
  Cray Research, Inc.                1,100**        20,213
  Data General Corp.                 1,500**        11,063
  Digital Equipment Corp.            6,300**       238,613
  INTEL Corp.                       20,000       1,697,500
  Lotus Development Corp.            2,400**        91,800
  Microsoft Corp.                   27,300**     1,941,713
  Novell, Inc.                      17,400**       330,600
  Oracle Systems Corp.              20,400**       637,500
  Sun Microsystems, Inc.             4,360**       151,510
  Tandem Computers, Inc.             5,500**        85,250
                                              ------------
                                                 6,635,938
                                              ------------
CONGLOMERATES -- 0.3%
  I.T.T. Corp.                       4,900         502,863
                                              ------------
CONSTRUCTION -- 1.0%
  Armstrong World Industries,
    Inc.                             1,700          77,563
  Centex Corp.                       1,300          31,363

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
COMMON STOCK (CONTINUED)

CONSTRUCTION (CONTINUED)
  Corning, Inc.                     10,000    $    360,000
  Fluor Corp.                        3,900         188,175
  Foster Wheeler Corp.               1,600          54,200
  Halliburton Co.                    5,300         192,788
  Home Depot, Inc.                  21,582         955,004
  Kaufman & Broad Home Corp.         1,700          20,188
  Morrison Knudson Corp.             1,300           7,800
  Owens-Corning Fiberglass Corp.     1,900**        68,400
  Pulte Corp.                        1,100          25,850
                                              ------------
                                                 1,981,331
                                              ------------
CONSUMER DURABLES -- 0.3%
  Bassett Furniture, Inc.              750          19,688
  Black & Decker Corp.               4,000         115,500
  Maytag Corp.                       5,300          90,763
  Newell Co.                         7,600         193,800
  Outboard Marine Corp.                700          14,700
  Whirlpool Corp.                    3,600         197,100
  Zenith Electronics Corp.           1,800**        13,950
                                              ------------
                                                   645,501
                                              ------------
CONSUMER NON-DURABLES -- 0.3%
  Brunswick Corp.                    4,300          86,538
  Handleman Co.                      1,500          16,125
  Premark International, Inc.        2,800         123,550
  Rubbermaid, Inc.                   7,500         247,500
  Service Corp. International        4,100         114,800
                                              ------------
                                                   588,513
                                              ------------
CONTAINERS -- 0.1%
  Ball Corp.                         1,600          55,000
  Crown Cork & Seal Co., Inc.        4,200         184,275
                                              ------------
                                                   239,275
                                              ------------
DRUGS AND HEALTH CARE -- 6.5%
  Abbott Laboratories, Inc.         38,900       1,385,813
  Allergan, Inc.                     3,000          88,500
  Alza Corp.                         3,900**        82,875
  American Home Products Corp.      14,400       1,026,000
  Amgen, Inc.                        6,100         410,988
  Beverly Enterprises, Inc.          3,800**        55,100
  Bristol-Myers Squibb Co.          24,200       1,524,600
  Columbia HCA Healthcare Corp.        500          21,500
  Community Psychiatric Centers      2,100          27,038
  Eli Lilly & Co.                   13,800       1,009,125
  Johnson & Johnson                 30,700       1,826,650
  Manor Care, Inc.                   2,950          89,606
  Merck & Co., Inc.                 56,700       2,416,838

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
DRUGS AND HEALTH CARE (CONTINUED)
  Pfizer, Inc.                      14,700    $  1,260,525
  Schering Plough Corp.              9,100         676,813
  U. S. Surgical, Corp.              2,700          61,425
  Upjohn Co.                         8,300         296,725
  Warner Lambert Co.                 6,300         492,975
                                              ------------
                                                12,753,096
                                              ------------
ELECTRONICS -- 3.4%
  A.M.P., Inc.                      10,200         367,200
  Advanced Micro Devices, Inc.       4,700**       159,213
  Andrew Corp.                       1,725**        70,294
  E Systems, Inc.                    1,400          63,525
  E.G.& G., Inc.                     2,800          42,000
  Emerson Electric Co.              10,800         718,200
  General Signal Corp.               2,300          81,938
  Harris Corp.                       1,800          86,175
  Hewlett Packard Co.               11,400       1,372,275
  Honeywell, Inc.                    6,400         239,200
  Johnson Controls, Inc.             1,800          91,575
  Loral Corp.                        3,900         165,750
  M.A. Communications, Inc.          1,500          14,813
  Micron Technology, Inc.            4,550         345,800
  Motorola, Inc.                    26,900       1,469,413
  National Semiconductor Corp.       5,800**       101,500
  Raytheon Co.                       6,500         473,688
  Scientific Atlanta Corp.           3,600          84,150
  Tektronix, Inc.                    1,200          48,000
  Teledyne, Inc.                     2,800          73,500
  Texas Instruments, Inc.            4,400         389,400
  Thomas & Betts Corp.               1,100          71,225
  Westinghouse Electric Corp.       16,500         233,063
                                              ------------
                                                 6,761,897
                                              ------------
ENERGY AND RAW MATERIALS -- 2.2%
  Baker Hughes, Inc.                 6,700         136,513
  Dresser Industries, Inc.           7,900         167,875
  Eastern Enterprises                1,100          30,525
  Helmerich & Payne, Inc.            1,000          27,125
  Royal Dutch Petroleum Co.         25,500       3,060,000
  Schlumberger, LTD.                11,400         679,725
  USX-Marathon Group, Inc.          13,800         241,500
                                              ------------
                                                 4,343,263
                                              ------------
ENERGY AND UTILITIES -- 3.9%
  American Electric Power Co.,
   Inc.                              8,800         279,400
  Baltimore Gas & Electric Co.       7,200         170,100
  Carolina Power & Light Co.         7,500         203,438
  Central & South West Corp.         9,000         218,250

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
COMMON STOCK (CONTINUED)

ENERGY AND UTILITIES (CONTINUED)
  Cinergy Corp.                      3,375    $     83,953
  Coastal Corp.                      4,850         139,438
  Columbia Gas System, Inc.          2,500**        74,063
  Consolidated Edison Co., Inc.     11,200         305,200
  Consolidated Natural Gas Co.       4,500         173,813
  Detroit Edison Co.                 7,100         194,363
  Dominion Resources, Inc.           8,150         293,400
  Duke Power Co.                     9,700         373,450
  Enron Corp.                       11,800         389,400
  Enserch Corp.                      3,400          50,575
  Entergy Corp.                     10,700         223,363
  F.P.L. Group, Inc.                 8,600         312,825
  Houston Industries, Inc.           6,000         228,750
  Niagara Mohawk Power Corp.         6,600          90,750
  Nicor, Inc.                        2,700          67,500
  Noram Energy Corp.                 6,000          32,250
  Northern States Power Co.          3,200         140,800
  Ohio Edison Co.                    7,200         144,000
  Oneok, Inc.                        1,100          20,763
  Oryx Energy Co.                    4,400          55,550
  Pacific Enterprises                4,000          99,000
  Pacific Gas & Electric Co.        20,100         499,988
  Pacificorp                        13,400         259,625
  Panhandle Eastern Corp.            5,500         126,500
  PECO Energy Co.                   10,300         258,788
  Peoples Energy Corp.               1,500          37,500
  Public Service Enterprise
   Group, Inc.                      11,800         323,025
  SCECORP                           21,200         331,250
  Sonat, Inc.                        4,100         123,000
  Southern Co.                      31,000         631,625
  Texas Utilities Co.               10,400         330,200
  Transco Energy Co.                   572          10,868
  Unicom Corp.                      10,300         244,625
  Union Electric Co.                 4,900         173,338
                                              ------------
                                                 7,714,726
                                              ------------
FINANCE -- 2.6%
  Beneficial Corp.                   4,200         164,850
  Dean Witter Discover & Co.         9,811         399,798
  Federal Home Loan Mortgage
   Corp.                             8,800         532,400
  Federal National Mortgage
   Association                      14,000       1,139,250
  Golden West Financial Corp.        4,500         172,125
  Great Western Financial Corp.      9,700         181,875
  H.F. Ahmanson & Co.                8,900         160,200

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
FINANCE (CONTINUED)
  Household International, Inc.      5,900    $    256,650
  J.P. Morgan & Co., Inc.            8,800         536,800
  Merrill Lynch & Co., Inc.         11,000         468,875
  Salomon, Inc.                      6,600         223,575
  Travelers, Inc.                   17,547         677,753
  Wachovia Corp.                     6,000         213,000
                                              ------------
                                                 5,127,151
                                              ------------
FOOD AND AGRICULTURE -- 2.6%
  Archer-Daniels-Midland Co.        24,715         460,317
  C.P.C. International, Inc.         6,900         373,463
  Campbell Soup Co.                 11,900         575,663
  Conagra, Inc.                     12,000         397,500
  Fleming Cos., Inc.                 1,700          38,463
  General Mills, Inc.                7,300         435,263
  H.J. Heinz Co.                    11,900         458,150
  Hershey Foods Corp.                4,000         204,500
  Kellogg Co.                       10,600         618,775
  Pioneer HI Bred International,
   Inc.                                300          10,800
  Quaker Oats Co.                    6,600         218,625
  Ralcorp Holdings, Inc.             2,033**        48,284
  Ralston Purina Group               4,800         229,200
  Sara Lee Corp.                    22,700         593,038
  Sysco Corp.                        8,900         233,625
  W.M. Wrigley Jr. Co.               5,400         239,625
                                              ------------
                                                 5,135,291
                                              ------------
INSURANCE -- 3.0%
  Aetna Life & Casualty Co.          5,100         290,700
  Alexander & Alexander
   Services, Inc.                    1,900          44,888
  American General Corp.            10,000         322,500
  American International Group,
   Inc.                             14,775       1,540,294
  CHUBB Corp.                        4,100         323,900
  Cigna Corp.                        3,400         254,150
  Continental Corp.                  2,700          52,988
  General Re Corp.                   4,000         528,000
  Jefferson Pilot Corp.              2,250         133,031
  Lincoln National Corp.             4,300         173,075
  Marsh & Mc Lennan Cos., Inc.       3,600         295,650
  Providian Corp.                    4,500         158,063
  Safeco Corp.                       3,200         175,200
  St. Paul Cos., Inc.                4,200         210,000
  Torchmark Corp                     3,300         136,950
  Transamerica Corp.                 3,200         181,200
  U.S. Life Corp.                      850          32,406
  U.S.F. & G. Corp.                  4,200          58,800

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
  United Healthcare Corp.            8,200    $    383,350
  UNUM Corp.                         3,500         158,375
  US Healthcare, Inc.                7,800         345,150
                                              ------------
                                                 5,798,670
                                              ------------
MACHINERY AND HEAVY EQUIPMENT -- 0.5%
  Caterpillar, Inc.                  9,600         534,000
  Clark Equipment Co.                  600**        49,500
  Deere & Co.                        4,300         349,375
  Giddings & Lewis, Inc.             1,800          30,600
  Mc Dermott International, Inc.     2,600          71,175
                                              ------------
                                                 1,034,650
                                              ------------
MANUFACTURING -- 1.1%
  AlliedSignal, Inc.                13,200         518,100
  Masco Corp.                        7,200         198,900
  Millipore Corp.                    1,200          66,900
  Minnesota Mining &
   Manufacturing Co.                19,900       1,156,688
  Nacco Industries, Inc.               500          27,250
  National Service Industries,
    Inc.                             2,500          67,500
  Whitman Corp.                      4,800          91,800
                                              ------------
                                                 2,127,138
                                              ------------
MEDIA -- 0.8%
  Gannett Co., Inc.                  7,000         373,625
  King World Productions, Inc.       1,600**        63,000
  Knight-Ridder, Inc.                2,300         129,950
  New York Times Co.                 4,700         108,688
  Time-Warner, Inc.                 17,800         671,950
  Tribune Co.                        3,400         187,850
                                              ------------
                                                 1,535,063
                                              ------------
MEDICAL AND MEDICAL SERVICES -- 0.1%
  National Medical Enterprises,
    Inc.                             7,700         122,238
                                              ------------
MEDICAL INSTRUMENTS AND SUPPLIES -- 0.7%
  Bausch & Lomb, Inc.                3,000         107,250
  Baxter International, Inc.        13,400         438,850
  Becton, Dickinson & Co.            3,600         195,300
  Biomet, Inc.                       5,600**        94,500
  C.R. Bard, Inc.                    2,500          69,063
  Medtronic, Inc.                    5,500         381,563
  Perkin Elmer Corp.                 2,000          58,250
  St. Jude Medical, Inc.             2,300          99,475
                                              ------------
                                                 1,444,251
                                              ------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
METALS AND MINING -- 1.2%
  Alcan Aluminum, LTD.              10,700    $    284,888
  Aluminum Co. of America            8,000         331,000
  Asarco, Inc.                       1,900          50,113
  Barrick Gold Corp.                16,400         410,000
  Cyprus Amax Minerals Co.           4,550         129,106
  Echo Bay Mines, LTD.               5,200          53,950
  Homestake Mining Co.               6,500         120,250
  Inco, LTD.                         5,400         150,525
  Newmont Mining Corp.               3,992         170,658
  Phelps Dodge Corp.                 3,500         199,063
  Placer Dome, Inc.                 11,400         277,875
  Reynolds Metals Co.                3,000         147,750
  Santa Fe Pacific Gold Corp.        5,551**        70,081
                                              ------------
                                                 2,395,259
                                              ------------
OIL DOMESTIC -- 1.6%
  Ashland, Inc.                      2,800          99,750
  Atlantic Richfield Co.             7,700         885,500
  Burlington Resources, Inc.           400          16,300
  Kerr-McGee Corp.                   2,300         117,300
  Louisiana Land & Exploration
    Co.                              1,700          63,538
  Occidental Petroleum Corp.        15,000         328,125
  Pennzoil Co.                       2,300         108,963
  Phillips Petroleum Co.            12,600         461,475
  Rowan Cos., Inc.                   3,900          25,350
  Santa Fe Energy Resources,
    Inc.                             3,980**        38,308
  Sun Co., Inc.                      4,700         133,950
  Tenneco, Inc.                      8,100         381,713
  Unocal Corp.                      11,300         324,875
  Western Atlas, Inc.                2,200**        94,875
  Williams Cos., Inc.                5,000         153,125
                                              ------------
                                                 3,233,147
                                              ------------
OIL INTERNATIONAL -- 5.0%
  Amerada Hess Corp.                 4,500         222,188
  Amoco Corp.                       23,600       1,501,550
  Chevron Corp.                     30,800       1,478,400
  Exxon Corp.                       58,900       3,931,575
  Maxus Energy Corp.                 6,700          36,850
  Mobil Corp.                       18,800       1,741,350
  Texaco, Inc.                      12,300         817,950
                                              ------------
                                                 9,729,863
                                              ------------
PAPER AND FOREST PRODUCTS -- 1.7%
  Avery Dennison Corp.               2,500          99,688
  Bemis Co., Inc.                    2,300          67,563
  Boise Cascade Corp.                1,700          59,075
  Champion International, Inc.       4,200         181,650
  Federal Paper Board, Inc.          1,900          54,150

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
COMMON STOCK (CONTINUED)

PAPER AND FOREST PRODUCTS (CONTINUED)
  Georgia Pacific Corp.              4,200    $    334,950
  International Paper Co.            5,700         428,213
  James River Corp.                  4,000         104,000
  Kimberly Clark Corp.               7,800         405,600
  Louisiana-Pacific Corp.            5,100         140,888
  Mead Corp.                         3,000         160,875
  Potlatch Corp.                     1,200          50,550
  Scott Paper Co.                    3,300         294,938
  Stone Container Corp.              4,086          93,467
  Temple Inland, Inc.                2,800         125,650
  Union Camp Corp.                   3,300         171,188
  Westvaco Corp.                     3,400         141,100
  Weyerhaeuser Co.                   9,800         380,975
                                              ------------
                                                 3,294,520
                                              ------------
PERSONAL SERVICES -- 0.1%
  H&R Block, Inc.                    5,200         225,550
                                              ------------
PHOTOGRAPHIC EQUIPMENT -- 0.5%
  Eastman Kodak Co.                 15,800         839,375
  Polaroid Corp.                     2,100          72,975
                                              ------------
                                                   912,350
                                              ------------
PRODUCER GOODS -- 3.1%
  Briggs & Stratton Corp.            1,600          59,000
  Cincinnati Milacron, Inc.          1,600          36,600
  Cooper Industries, Inc.            5,300         205,375
  Crane Co.                          1,350          41,006
  Dover Corp.                        2,800         181,300
  General Electric Co.              76,200       4,124,325
  Harnischfeger Industries, Inc.     1,376          38,528
  Illinois Tool Works, Inc.          5,500         268,813
  Ingersoll Rand Co.                 5,100         167,663
  Paccar, Inc.                       1,800          76,500
  Pall Corp.                         5,566         116,886
  Parker-Hannifin Corp.              2,300         101,775
  Raychem Corp.                      1,900          77,188
  Snap ON, Inc.                      2,000          73,000
  Stanley Works                      1,900          74,813
  Timken Co.                         1,300          46,150
  Trinova Corp.                      1,200          36,750
  Tyco International, LTD.           2,600         137,475
  Varity Corp.                       1,490**        56,620
  W.W. Grainger, Inc.                2,400         151,200
  Worthington Industries, Inc.       4,400          87,450
  Zurn Industries, Inc.                700          12,863
                                              ------------
                                                 6,171,280
                                              ------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
PUBLISHING -- 0.7%
  American Greetings Corp.           3,400    $    101,575
  Dow Jones & Co., Inc.              4,500         170,438
  Dun & Bradstreet Corp.             8,300         436,788
  Mc Graw Hill, Inc.                 2,400         172,200
  Meredith Corp.                     1,800          46,800
  R.R. Donnelly & Sons, Inc.         7,200         247,500
  Times Mirror Class A Escrow
   Shs                               6,000**             0
  Times Mirror Co. Series A New      6,000         115,500
                                              ------------
                                                 1,290,801
                                              ------------
RAILROADS AND SHIPPING -- 1.0%
  Burlington Northern, Inc.          4,100         243,438
  C.S.X. Corp.                       5,200         409,500
  Consolidated Rail Corp.            3,700         207,663
  Norfolk Southern Corp.             6,500         434,688
  Santa Fe Pacific Corp.             8,752         201,296
  Union Pacific Corp.                9,800         539,000
                                              ------------
                                                 2,035,585
                                              ------------
RESTAURANTS -- 0.7%
  Luby's Cafeterias, Inc.            1,150          24,438
  Mc Donald's Corp.                 33,400       1,139,775
  Ryan's Family Steak Houses,
   Inc.                              2,700**        18,225
  Shoney's, Inc.                     1,900**        20,425
  Wendy's International, Inc.        4,800          78,600
                                              ------------
                                                 1,281,463
                                              ------------
RETAIL MERCHANDISING -- 4.5%
  Albertsons, Inc.                  12,000         387,000
  American Stores Co.                6,900         176,813
  Bruno's, Inc.                      3,800          34,200
  Circuit City Stores, Inc.          4,500         118,688
  Dayton Hudson Corp.                3,200         228,800
  Dillard Department Stores,
    Inc.                             5,600         154,700
  Giant Food, Inc.                   3,000          71,625
  Great Atlantic & Pacific Tea
   Co., Inc.                         1,700          38,463
  Harcourt General, Inc.             3,500         136,500
  Hasbro, Inc.                       4,200         141,750
  J.C. Penney Co., Inc.             11,200         502,600
  Jostens, Inc.                      2,100          41,738
  K Mart Corp.                      21,700         298,375
  Kroger Co.                         5,300**       139,788
  Longs Drug Stores, Inc.              800          26,500
  Lowe's Cos., Inc.                  7,600         262,200
  Mattel, Inc.                       9,062         223,152
  May Department Stores Co.         12,000         444,000

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                   NUMBER
                                  OF SHARES      VALUE
                                  ---------   ------------
COMMON STOCK (CONTINUED)
RETAIL MERCHANDISING (CONTINUED)
  Melville Corp.                     5,100    $    189,975
  Mercantile Stores Co., Inc.        1,700          75,863
  Nordstrom, Inc.                    4,000         163,000
  Pep Boys-Manny, Moe & Jack         3,100          96,100
  Price Costco, Inc.                 6,238**        92,011
  Rite Aid Corp.                     4,200         102,900
  Sears, Roebuck & Co.              16,900         902,038
  Super Valu, Inc.                   3,400          90,950
  T.J.X. Cos., Inc.                  3,700          48,563
  Tandy Corp.                        3,200         152,800
  Toys "R" Us, Inc.                  7,100**       181,938
  Wal-Mart Stores, Inc.            109,000       2,779,500
  Walgreen Co.                       5,800         279,125
  Winn-Dixie Stores, Inc.            3,500         195,563
  Woolworth Corp.                    6,200         113,925
                                              ------------
                                                 8,891,143
                                              ------------
SOAPS AND COSMETICS -- 2.7%
  Alberto-Culver Co.                 1,200          35,550
  Avon Products, Inc.                3,400         205,700
  Clorox Co.                         2,700         162,000
  Colgate-Palmolive Co.              7,200         475,200
  Dial Corp.                         4,500         114,188
  Gillette Co.                      10,300         840,738
  International Flavors &
   Fragrances, Inc.                  5,300         273,613
  Proctor & Gamble Co.              32,616       2,160,810
  Unilever N.V.                      7,700       1,010,625
                                              ------------
                                                 5,278,424
                                              ------------
STEEL -- 0.3%
  Armco, Inc.                        5,100**        35,063
  Bethlehem Steel Corp.              5,000**        80,625
  Inland Steel Industries, Inc.      2,100**        57,750
  Nucor Corp.                        4,100         230,625
  USX-US Steel Group, Inc.           3,500         118,125
                                              ------------
                                                   522,188
                                              ------------
TELECOMMUNICATIONS -- 7.4%
  Airtouch Communications, Inc.     23,500         640,375
  Ameritech Corp.                   25,900       1,068,375
  AT&T Corp.                        74,720       3,866,760
  Bell Atlantic Corp.               20,700       1,091,925
  Bellsouth Corp.                   23,800       1,416,100
  G.T.E. Corp.                      45,200       1,502,900
  MCI Communications Corp.          30,400         627,000
  Northern Telecom, LTD.            11,800         446,925

TELECOMMUNICATIONS (CONTINUED)
  NYNEX Corp.                       20,000         792,500
  Pacific Telesis Group             20,000         605,000
  Southwestern Bell Corp.           28,400       1,196,350
  Sprint Corp.                      16,200         490,050
  U.S. West, Inc.                   21,200         848,000
                                              ------------
                                                14,592,260
                                              ------------
TIRES AND RUBBER -- 0.2%
  Cooper Tire & Rubber Co.           4,000         113,500
  Goodyear Tire & Rubber Co.         7,100         260,925
                                              ------------
                                                   374,425
                                              ------------
TOBACCO -- 1.7%
  American Brands, Inc.              9,700         380,725
  Philip Morris Cos., Inc.          41,300       2,694,825
  U.S.T., Inc.                       9,800         311,150
                                              ------------
                                                 3,386,700
                                              ------------
TRAVEL AND RECREATION -- 1.0%
  Bally Entertainment Corp.          2,200**        18,700
  Fleetwood Enterprises, Inc.        2,200          51,975
  Hilton Hotels Corp.                2,300         170,488
  Marriott International, Inc.       6,000         208,500
  Promus Cos., Inc.                  5,000**       187,500
  Walt Disney Co.                   25,600       1,366,400
                                              ------------
                                                 2,003,563
                                              ------------
TRUCKING AND FREIGHT -- 0.1%
  Consolidated Freightways, Inc.     1,800          47,925
  Pittston Services Group            2,200          60,500
  Roadway Services, Inc.             1,800          86,850
  Ryder System, Inc.                 3,600          86,400
  Yellow Corp.                       1,100          17,600
                                              ------------
                                                   299,275
                                              ------------
WASTE MANAGEMENT -- 0.5%
  Browning Ferris Industries,
    Inc.                             9,500         323,000
  Rollins Environmental
   Services, Inc.                    2,800          11,900
  WMX Technologies, Inc.            23,000         632,500
                                              ------------
                                                   967,400
                                              ------------
TOTAL COMMON STOCK
  (Cost $143,284,939)                          168,948,339
                                              ------------
PREFERRED STOCK -- 0.0%
ELECTRONICS
  Teledyne, Inc.                        28             417
                                              ------------
  (Cost $0)

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------  ---------   ------------
U.S. TREASURY OBLIGATIONS -- 0.6%
U.S. TREASURY BILLS
  5.55%                 04/06/95   $   700*** $    699,460
  5.64%              04/06/95          100***       99,922
  5.70%              04/06/95          400***      399,683
                                              ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,199,065)                              1,199,065
                                              ------------
TEMPORARY INVESTMENTS -- 0.0%
  Smith Barney Money Fund
  (Cost $32,423)                    32,423          32,423
                                              ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $171,249,964*)                        $196,913,781
                                              =============

-------------
  * Cost for Federal income tax purposes is $171,342,095. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross unrealized appreciation                                    $30,626,010
    Gross unrealized depreciation                                    (4,962,193)
                                                                     -----------
                                                                     $25,663,817
                                                                     ===========

 ** Non-income producing security.
*** Principal amount of securities pledged as initial margin requirement of $920,000 on 92 Standard & Poor's 500 Stock Index futures contracts expiring June 1995.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $171,249,964)......................................    $ 196,913,781
  Dividends receivable..........................................................          370,080
  Interest receivable...........................................................              185
  Capital shares sold receivable................................................       15,152,108
  Prepaid expenses..............................................................           13,505
                                                                                    -------------
          TOTAL ASSETS..........................................................      212,449,659
                                                                                    -------------
LIABILITIES
  Futures margin payable........................................................           92,000
  Capital shares redeemed payable...............................................           73,185
  Accrued expenses payable......................................................           68,820
                                                                                    -------------
          TOTAL LIABILITIES.....................................................          234,005
                                                                                    -------------
NET ASSETS (Applicable to 13,608,238 Institutional shares, 4,274,896 Service
  shares and 320,840 Series A Investor shares outstanding)......................    $ 212,215,654
                                                                                    =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL
  SHARE ($158,645,219 / 13,608,238).............................................           $11.66
                                                                                          =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SERVICE SHARE
  ($49,834,484 / 4,274,896).....................................................           $11.66
                                                                                          =======
NET ASSET VALUE AND REDEMPTION PRICE PER SERIES A INVESTOR SHARE
  ($3,735,951 / 320,840)........................................................           $11.64
                                                                                          =======
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR SHARE
  ($11.64 / .955)...............................................................           $12.19
                                                                                          =======

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                        SMALL CAP VALUE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                  NUMBER
                                 OF SHARES       VALUE
                                 ---------    ------------
COMMON STOCKS -- 93.6%
AEROSPACE -- 0.4%
  Coltec Industries, Inc.          53,900**   $    929,775
                                              ------------
APPAREL -- 4.6%
  CHIC by H.I.S. Inc.             211,000**      2,321,000
  Cone Mills Corp.                170,000**      2,082,500
  Forstmann & Company, Inc.        60,000**        270,000
  Jones Apparel Group, Inc.        79,300**      2,141,100
  Phillips-Van Heusen Corp.       140,000        2,205,000
  Spring Industries, Inc.          36,000        1,350,000
                                              ------------
                                                10,369,600
                                              ------------
AUTOMOTIVE -- 2.9%
  A.O. Smith Corp. Class B         90,000        2,025,000
  Masland Corp.                   173,700        2,236,388
  Stant Corp.                      50,400          693,000
  TBC Corp.                       166,100**      1,681,763
                                              ------------
                                                 6,636,151
                                              ------------
BANKS -- 7.2%
  Albank Financial Corp.           81,600        2,040,000
  Amfed Financial, Inc.            82,170        1,910,453
  Bankatlantic Bancorp, Inc.       81,000        1,255,500
  Banknorth Group, Inc.            90,200        2,119,700
  Commerce Bancorp, Inc.          135,100        2,296,700
  Long Island Bancorp, Inc.       136,400        2,387,000
  Mercantile Bankshares Corp.      46,950        1,038,769
  Security Capital Corp.            8,200**        389,500
  Southern National Corp.          73,805        1,466,874
  Standard Federal Bank            51,300        1,378,688
                                              ------------
                                                16,283,184
                                              ------------
BUSINESS SERVICES -- 1.3%
  Computer Horizons Corp.         162,000**      2,875,500
                                              ------------
CHEMICALS -- 4.7%
  Bush Boake Allen, Inc.          135,900**      3,669,300
  IMC Global, Inc.                 56,000        2,737,000
  LSB Industries, Inc.            100,000          625,000
  Vigoro Corp.                     70,100        2,593,700
  WD-40 Co.                        25,600        1,011,200
                                              ------------
                                                10,636,200
                                              ------------
CONSTRUCTION -- 2.0%
  Beazer Homes USA, Inc.          170,400**      2,300,400
  BMC West Corp.                  161,850**      2,346,825
                                              ------------
                                                 4,647,225
                                              ------------

                                  NUMBER
                                 OF SHARES       VALUE
                                 ---------    ------------
CONSUMER DURABLES -- 3.2%
  Crown Crafts, Inc.              132,000     $  2,244,000
  General Housewares Corp.         17,400          232,725
  Libbey, Inc.                    146,700        2,732,287
  North American Watch Corp.       85,700**      1,178,375
  Oroamerica, Inc.                182,000**        910,000
                                              ------------
                                                 7,297,387
                                              ------------
COMPUTER & OFFICE EQUIPMENT -- 4.3%
  AST Research, Inc.              170,000**      2,698,750
  Conner Peripherals, Inc.         70,000**        665,000
  DH Technology, Inc.             110,000**      2,282,500
  GBC Technologies, Inc.          275,700**      1,860,975
  Nu-Kote Holdings, Inc.           99,900**      2,322,675
                                              ------------
                                                 9,829,900
                                              ------------
COMPUTER SOFTWARE & SERVICES -- 0.6%
  MDL Information Systems, Inc.   117,000**      1,374,750
                                              ------------
DRUGS & HEALTH CARE -- 0.4%
  Herbalife International, Inc.    61,550          830,925
                                              ------------
ELECTRONICS -- 10.5%
  Aetrium, Inc.                   120,400**      1,685,600
  Belden, Inc.                     95,400        2,098,800
  Cable Design Technologies       150,700**      2,260,500
  Franklin Electronic
   Publishers, Inc.                76,000**      2,137,500
  Holophane Corp.                 125,800**      2,295,850
  Input/Output, Inc.              125,000**      3,296,874
  Kemet Corp.                      87,700**      3,299,713
  Lattice Semiconductor Corp.     137,500**      3,377,343
  Mark IV Industries, Inc.        106,040        2,173,820
  Marshall Industries              45,200**      1,175,200
                                              ------------
                                                23,801,200
                                              ------------
FOOD & AGRICULTURE -- 2.1%
  Daka International, Inc.        184,400**      3,457,500
  Sanderson Farms, Inc.           121,500        1,427,625
                                              ------------
                                                 4,885,125
                                              ------------
INSURANCE -- 14.4%
  Acordia, Inc.                    57,500        1,868,750
  Baldwin & Lyons, Inc. Class B    99,900        1,623,375
  Commerce Group, Inc.            134,900        2,259,574
  First Colony Corp.               75,000        1,696,875
  Harleysville Group, Inc.         75,195        1,832,878
  Life USA Holding, Inc.          226,400**      2,264,000
  Merchants Group, Inc.            25,600          371,200
  National Re Corp.                72,000        2,106,000
  Partnerre Holdings, LTD.         89,500        1,901,875

                See accompanying notes to financial statements.

                        SMALL CAP VALUE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                  NUMBER
                                 OF SHARES       VALUE
                                 ---------    ------------
COMMON STOCKS (CONTINUED)

INSURANCE (CONTINUED)
  Paul Revere Corp.                70,000     $  1,137,500
  Penncorp Financial Group,
    Inc.                          137,900        2,430,487
  Physician Corporation of
   America                        107,600**      2,421,000
  Pxre Corp.                       29,200          704,450
  State Auto Financial Corp.      138,800        2,324,900
  TIG Holdings, Inc.              142,000        3,195,000
  United Fire & Casualty Co.       46,200        1,316,700
  United Wisconsin Services,
    Inc.                           60,800        2,394,000
  W.R. Berkly Co.                  24,500          897,313
                                              ------------
                                                32,745,877
                                              ------------
MACHINERY & HEAVY EQUIPMENT -- 3.1%
  BW IP, Inc.                     135,400        2,234,100
  CMI Corp. Class A               337,000**      2,232,625
  DT Industries, Inc.              62,500          750,000
  FSI International, Inc.          43,400**      1,752,275
                                              ------------
                                                 6,969,000
                                              ------------
MANUFACTURING -- 9.5%
  Alamo Group, Inc.               105,000        1,811,250
  Amtrol, Inc.                     65,000        1,153,750
  Griffon Corp.                    30,550**        259,675
  Harmon Industries, Inc.         151,300        2,118,200
  ILC Technology, Inc.             20,700**        207,000
  Johnstown America Industries,
   Inc.                            50,400**        680,400
  Lydall, Inc.                     95,000**      3,206,250
  Pentair, Inc.                    76,700        3,240,575
  Plantronics, Inc.               130,300        3,599,537
  US Can Corp.                    147,100**      3,125,875
  Velcro Industries N.V.           35,900        2,145,025
                                              ------------
                                                21,547,537
                                              ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.1%
  Beckman Instruments, Inc.        81,800        2,423,325
                                              ------------
MEDICAL & MEDICAL SERVICES -- 0.7%
  North American Biology, Inc.    180,000        1,575,000
                                              ------------
METALS & MINING -- 2.0%
  Mueller Industries, Inc.         65,000**      2,169,375
  Wolverine Tube, Inc.            100,000**      2,500,000
                                              ------------
                                                 4,669,375
                                              ------------

                                  NUMBER
                                 OF SHARES       VALUE
                                 ---------    ------------
PAPER & FOREST PRODUCTS -- 3.2%
  Caraustar Industries, Inc.      159,000     $  2,703,000
  Chesapeake Corp.                 85,100        2,723,200
  CSS Industries, Inc.            100,800**      1,789,200
                                              ------------
                                                 7,215,400
                                              ------------
RETAIL MERCHANDISING -- 9.8%
  Bombay Company, Inc.            231,000**      2,107,874
  Bradlees, Inc.                   94,600        1,052,425
  Fingerhut Companies, Inc.       148,700        1,765,813
  Fred's, Inc.                    164,500        1,603,875
  J. Baker, Inc.                  136,200        2,077,050
  Lillian Vernon Corp.             87,600        1,806,750
  Little Switzerland, Inc.        125,300**        626,500
  Nine West Group, Inc.            86,000**      2,537,000
  Roberds, Inc.                   114,800**      1,119,300
  Stanley Furniture Co., Inc.     155,900**      1,110,788
  Stop & Shop Companies, Inc.      55,600**      1,334,400
  Value City Department Stores,
   Inc.                           139,600**      1,134,250
  Vons Companies Inc.             114,000**      2,208,750
  Waban, Inc.                      90,000**      1,777,500
                                              ------------
                                                22,262,275
                                              ------------
STEEL -- 1.4%
  Rouge Steel Co.                 110,000        2,695,000
  Steel of West Virginia, Inc.     38,300**        445,238
                                              ------------
                                                 3,140,238
                                              ------------
TOBACCO -- 1.0%
  Universal Corp.                 105,300        2,198,138
                                              ------------
TRAVEL & RECREATION -- 2.5%
  Cinergi Pictures
   Entertainment, Inc.             96,600**        893,550
  King World Productions, Inc.     62,700**      2,468,813
  Royal Caribbean Cruises LTD.     86,400        2,257,200
                                              ------------
                                                 5,619,563
                                              ------------
TRUCKING & FREIGHT -- 0.4%
  Arkansas Best Corp.              70,000          743,750
  Arrow Transportation Co.         41,900**        146,650
                                              ------------
                                                   890,400
                                              ------------
WASTE MANAGEMENT -- 0.3%
  Dames & Moore, Inc.              64,800          777,600
                                              ------------
TOTAL COMMON STOCKS
  (Cost $189,619,784)                          212,430,650
                                              ------------

                See accompanying notes to financial statements.

                        SMALL CAP VALUE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                    PAR
                      MATURITY     (000)         VALUE
                      ---------  ---------    ------------
U.S. TREASURY OBLIGATIONS -- 2.6%
U.S. TREASURY BILLS
  5.707%               04/06/95   $ 6,000     $  5,995,317
  (Cost $5,995,317)                           ------------

                                  NUMBER
                                 OF SHARES
                                 ---------
TEMPORARY INVESTMENTS -- 4.2%
  Smith Barney Money Market
   Fund
   (Cost $9,452,504)             9,452,504        9,452,504
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $205,067,605*)              100.4%      227,878,471
                                    ------     ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS                             (.4%)         (845,979)
                                    ------     ------------
NET ASSETS (Applicable to
  12,121,979 Institutional
  shares, 3,681,922 Service
  shares, 1,431,522 Series A
  Investor shares and 66,812
  Series B Investor shares
  outstanding)                      100.0%     $227,032,492
                                    ======     ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  AND SERVICE SHARE
  ($207,393,746 / 15,803,901)                        $13.12
                                                     ======

NET ASSET VALUE AND REDEMPTION
  PRICE PER SERIES A
  INVESTOR SHARE
  ($18,765,098 / 1,431,522)                          $13.11
                                                     ======

MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($13.11 / .955)                                    $13.73
                                                     ======

NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE (SUBJECT
  TO CONTINGENT DEFERRED SALES
  CHARGE) PER SERIES B INVESTOR
  SHARE
  ($873,648 / 66,812)                                $13.08
                                                     ======

-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation               $ 37,661,754
   Gross unrealized depreciation                (14,850,888)
                                               ------------
                                               $ 22,810,866
                                               ============

** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         INTERNATIONAL EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                  NUMBER
                                OF SHARES         VALUE
                                ----------     ------------
COMMON STOCKS -- 93.7%
ARGENTINA -- 0.3%
  Cia Interamericana de
   Automovil                       256,607     $  1,321,529
                                               ------------
AUSTRALIA -- 1.4%
  Australia & New Zealand
   Banking Group                   695,000        2,448,711
  Broken Hill Proprietary Co.      223,000        2,920,653
                                               ------------
                                                  5,369,364
                                               ------------
BELGIUM -- 0.5%
  KredietBank NV                     8,621        1,922,472
                                               ------------
FRANCE -- 11.3%
  Alcatel Cable                     52,000        3,755,526
  Banq National de Paris            62,900        3,191,668
  BP France                         34,000**        917,298
  Cetelem Group                     21,000        4,545,605
  Ecco SA                           30,375        4,009,235
  L'Oreal                           19,000        5,031,441
  Lafarge-Coppee SA                 23,000        1,738,425
  Marine Wendel                      1,890          141,206
  PSA Peugeot Citroen               30,600**      4,292,954
  Roussel Uclaf                     33,725        5,004,332
  Societe Nationale Elf
   Aquitaine                        59,800        4,668,831
  Television Francaise              50,200        4,500,654
  UAF                               28,850        2,993,670
                                               ------------
                                                 44,790,845
                                               ------------
GERMANY -- 5.1%
  Deutsche Bank AG                   8,250        3,881,968
  Gea AG Non Voting PFD             13,225        4,325,578
  Henkel KGAA Non Voting PFD        10,000        3,722,022
  Spar Handels AG Non Voting
   PFD                              23,700        5,835,162
  Strabag Bau AG                     7,825        2,316,426
                                               ------------
                                                 20,081,156
                                               ------------
HONG KONG -- 7.6%
  Cathay Pacific Airways Ltd.      843,000        1,302,928
  Cheung Kong                    1,118,000        4,873,003
  Citic Pacific                  1,384,000        3,418,963
  HSBC Holdings PLC                489,750        5,526,687
  Hutchison Whampoa              1,388,000        6,121,655
  South China Morning Post       6,990,000        3,910,104
  Sun Hung Kai Properties          710,000        4,844,019
                                               ------------
                                                 29,997,359
                                               ------------

                                  NUMBER
                                OF SHARES         VALUE
                                ----------     ------------
ITALY -- 1.7%
  Rinascente                       682,000     $  3,370,237
  Telecom Italia SPA             1,460,000        3,377,719
                                               ------------
                                                  6,747,956
                                               ------------
JAPAN -- 31.4%
  Amada Co. Ltd.                   319,000        3,382,832
  Daiwa House Industry             255,000        4,169,257
  East Japan Railway Co.               760        3,719,056
  Fukuda Corp.                     154,000        1,622,453
  Hitachi Ltd.                     379,000        3,927,461
  Horiba                           227,000        3,031,894
  Ito-Yokado Co. Ltd.               71,000        3,515,256
  Joyo Bank                        410,000        3,498,100
  Kamigumi                         360,000        3,461,140
  Keyence Corp.                     32,000        3,363,961
  Kinden Corp.                     225,500        4,647,611
  Makita Corp.                     129,000        1,901,209
  Marui Co. Ltd.                   219,000        3,454,577
  Matsushita Electric
   Industrial Co.                  243,000        3,917,098
  Mitsubishi Chemical Corp.        800,200        4,413,308
  Mitsubishi Heavy Industries
   Ltd.                            498,000        3,572,297
  Mitsubishi Materials Corp.       685,000        3,312,608
  Mitsubishi Motors                587,000        5,346,195
  Mos Food Services                117,700        3,374,473
  Nintendo Corp. Ltd.               68,000        4,141,854
  Nippon Sanso                      80,000          396,085
  Nissan Motor Co. Ltd.              1,000            7,622
  Ricoh Co.                        397,000        3,720,875
  Rinnai Corp.                     101,700        2,541,036
  Sankyo Co. Ltd.                  255,200        5,876,799
  Sanyo Shinpan Finance Co.         41,000        3,219,574
  Shizouka Bank                    269,000        3,252,159
  Sumitomo Marine & Fire
   Insurance Co.                   471,000        4,007,703
  Suzuki Motor Co. Ltd.            386,000        4,128,889
  TDK Corp.                         82,000        3,823,834
  Teijin Ltd.                      664,000        3,516,868
  Toda Construction Co.            416,000        4,258,192
  Tokio Marine & Fire
   Insurance Co.                   343,000        3,890,098
  Tokushu Paper Mfg. Co. Ltd.      303,500        3,145,078
  Yamato Kogyo Co. Ltd.            346,000        3,581,508
  Yamazaki Baking Co. Ltd.         182,000        3,457,686
                                               ------------
                                                124,596,646
                                               ------------

                See accompanying notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                  NUMBER
                                OF SHARES         VALUE
                                ----------     ------------
COMMON STOCKS (CONTINUED)
MALAYSIA -- 4.9%
  Edaran Otomobil
   Nasional BHD                    697,000     $  5,096,640
  Magnum Corp. BHD               2,736,000        5,212,458
  Malaysian International
   Shipping Corp. Ltd
   (Foreign)                     1,621,000        4,677,194
  Public Bank BHD                  670,100        1,170,689
  The New Straits Times Press
   BHD                           1,203,000        3,257,134
                                               ------------
                                                 19,414,115
                                               ------------
NETHERLANDS -- 5.1%
  Getronics NV                     163,716        6,495,828
  Grolsch NV                       135,000        4,633,548
  Hollandsche Beton Groep NV        27,500        4,364,516
  Koninklijke Ahold NV             135,000        4,633,548
                                               ------------
                                                 20,127,440
                                               ------------
NEW ZEALAND -- 1.0%
  Air New Zealand 'B' Ltd        1,188,000        4,037,062
                                               ------------
PORTUGAL -- 0.7%
  Espirito Santo Financial
   Holdings SA -ADR                283,350        2,939,756
                                               ------------
SINGAPORE -- 0.7%
  Natsteel Ltd.                  1,350,000        2,822,466
  United Overseas Bank
   (Foreign)                         1,990           19,745
                                               ------------
                                                  2,842,211
                                               ------------
SPAIN -- 2.7%
  Corporacion Mapfre Cia
   Internacional                    73,675        2,943,537
  Repsol SA ADR                    120,000        3,480,000
  Sevillana de Electricidad        404,800        1,820,252
  Telefonica de Espana ADR          69,000        2,587,500
                                               ------------
                                                 10,831,289
                                               ------------
SWEDEN -- 3.5%
  Atlas Copco AB 'B' Free          443,000        5,344,657
  Svenska Cellulosa AB 'B'
   Free                            226,000        3,584,432
  Svenska Kullagerfabriken AB
   'B' Free                        304,000        5,068,796
                                               ------------
                                                 13,997,885
                                               ------------

  Hero AG Bearer                     5,900        3,250,111
  Merkur Holding AG Regd            12,380        3,508,858
  Sandoz AG SF20 Regd                7,105        4,608,307
  Schweizerischer Bankverein
   Bearer                           12,700        4,208,885
                                               ------------
                                                 15,576,161
                                               ------------
TAIWAN -- 0.0%
  President Enterprises GDR             69**          1,346
                                               ------------
UNITED KINGDOM -- 11.9%
  Albert Fisher                  7,140,000        4,745,315
  Bass PLC                         392,000        3,488,522
  Bat Industries                   402,901        2,867,120
  British Gas                      635,000        2,949,045
  British Gas PLC ADR                6,900          322,575
  Cable & Wireless PLC             590,000        3,710,793
  General Electric PLC             828,000        3,972,876
  Hanson PLC                     1,000,307        3,761,875
  Laporte PLC                      269,000        2,952,052
  Powerscreen International      1,020,500        4,135,576
  Prudential Corp. PLC             535,000        2,688,429
  Scapa Group                      645,000        2,164,278
  Sedgwick Group                   685,000        1,665,578
  Smithkline Beecham ADR           110,000        4,125,000
  Tomkins PLC                    1,050,000        3,999,818
                                               ------------
                                                 47,548,852
                                               ------------
TOTAL COMMON STOCKS
  (Cost $361,603,879)                           372,143,444
                                               ------------
WARRANTS -- 0.0%
  Ciba-Geigy AG Warrants
   06/06/95
   (Cost $1,096)                       400**            569
                                               ------------
                                 CURRENCY      U.S. DOLLAR
                                  VALUE           VALUE
                                ----------     ------------
INVESTMENTS IN CURRENCY -- 4.8%
  Australia (Dollar)                45,471           33,307
  Belgium (Franc)                1,542,260           54,161
  France (Franc)                 2,031,263          421,555
  Germany (Deutsche Mark)        4,924,857        3,555,853
  Hong Kong (Dollar)             8,659,816        1,120,040
  Italy (Lira)                  60,218,171           35,092
  Japan (Yen)                   62,883,936          724,052
  Malaysia (Ringgit)             1,526,044          603,179
  Netherlands (Guilder)            330,331          213,116

                See accompanying notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                 CURRENCY      U.S. DOLLAR
                                  VALUE           VALUE
                                ----------     ------------
INVESTMENTS IN CURRENCY (CONTINUED)
  New Zealand (Dollar)           6,387,579     $  4,174,283
  Norway (Krone)                         1                0
  Singapore (Dollar)               439,534          311,505
  Spain (Peseta)                88,116,753        1,473,692
  Sweden (Krona)                   158,707           21,514
  Switzerland (Franc)            7,184,753        6,383,613
  United Kingdom (Sterling)         25,814           41,845
                                               ------------
TOTAL INVESTMENTS IN CURRENCY
  (Cost $18,944,008)                             19,166,807
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $380,548,983*)               98.5%      391,310,820
OTHER ASSETS IN EXCESS OF
  LIABILITIES                         1.5%        5,954,881
                                      ----     ------------
NET ASSETS (Applicable to
  23,866,225 Institutional
  shares, 6,779,447 Service
  shares, 1,268,582 Series A
  Investor shares and 65,120
  Series B Investor shares
  outstanding)                      100.0%     $397,265,701
                                    ======     ============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($296,726,858 / 23,866,225)                        $12.43
                                                     ======

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($84,040,736 / 6,779,447)                          $12.40
                                                     ======

                                                  VALUE
                                               ------------
NET ASSET VALUE AND REDEMPTION
  PRICE PER SERIES A INVESTOR
  SHARE
  ($15,694,661 / 1,268,582)                          $12.37
                                                     ======

MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($12.37 / .955)                                    $12.95
                                                     ======

  NET ASSET VALUE, OFFERING
    PRICE AND REDEMPTION
    PRICE (SUBJECT TO CONTINGENT
    DEFERRED SALES CHARGE) PER
    SERIES B INVESTOR SHARE
    ($803,446 / 65,120)                              $12.34
                                                     ======

-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation               $ 26,410,012
   Gross unrealized depreciation                (15,648,175)
                                               ------------
                                               $ 10,761,837
                                               =============

** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                       PAR
                         MATURITY     (000)        VALUE
                         ---------  ---------   -----------
AGENCY OBLIGATIONS -- 17.3%
FEDERAL HOME LOAN BANK
  DISCOUNT NOTES
  6.25%                   04/03/95   $ 3,110    $ 3,108,920
  (Cost $3,108,920)                             -----------

                                    NUMBER
                                  OF SHARES
                                  ----------
COMMON STOCKS -- 85.9%
ARGENTINA -- 10.0%
  Banco Frances del Rio Plata         41,850       252,355
  Central Costanera SA -- B          111,000       327,450
  CIA Interamericana de
   Automovil                          68,500       352,775
  CIA Naviera Perez Companc SA        96,996       360,825
  Transportadora de Gas del Sur
   SA ADR                             52,200       502,425
                                               -----------
                                                 1,795,830
                                               -----------
BRAZIL -- 2.0%
  Iochpe Maxion SA ADR                 5,000        60,500
  Iochpe Maxion SA Preferred         600,000       290,323
                                               -----------
                                                   350,823
                                               -----------
CHILE -- 5.2%
  Antofagasta Holding                 80,000       389,040
  Compania de Telefonos de Chile
   ADR                                 6,000       400,500
  Embotelladora Andina SA ADR          5,200       136,500
                                               -----------
                                                   926,040
                                               -----------
CHINA -- 3.3%
  Hua Xin Cement Co.
   Ltd -- B                        1,300,000       330,200
  Shandong Huaneng
   Power ADR                          31,500       283,500
                                               -----------
                                                   613,700
                                               -----------
HONG KONG -- 6.7%
  Citic Pacific                      121,000       298,912
  Guangzhou Shipyard
   International Co.                 750,000       356,487
  Qingling Automobiles Co.           900,000       195,559
  Shanghai Haixing Shipping
   Co. Ltd.                        1,832,000       345,942
                                               -----------
                                                 1,196,900
                                               -----------

HUNGARY -- 2.1%
  Egis Gyogyszergyar                   8,400       153,867
  Pannonplast Muanyagipari Rt         17,008       152,887
  Pick Szeged Szalamigyar Es
   Husuzem Rt                          1,457        73,208
                                               -----------
                                                   379,962
                                               -----------
INDONESIA -- 6.4%
  PT Sinar Mas Agro Resources
   Agricultural Production and       360,000       390,255
  PT Suparma                         487,000       299,341
  Shiriram Industrial
   Enterprises, Ltd. GDR (Reg.
   144A)                              57,000       448,875
  Shiriram Industrial
   Enterprises, Ltd. Warrants
   (Reg. 144A)                        14,000         5,250
                                               -----------
                                                 1,143,721
                                               -----------
ISRAEL -- 1.0%
  PEC Israel Economic
   Corp. ADR                           6,700       175,875
                                               -----------
JAPAN -- 2.0%
  Samsung Electronics GDR              8,100       360,450
                                               -----------
KOREA -- 5.4%
  Hansol Paper GDR                    12,331       286,688
  Hyundai Motor Co.
   Ltd. GDR                           17,000       331,500
  Korea Electric Power Corp.          10,000       348,446
                                               -----------
                                                   966,634
                                               -----------
MALAYSIA -- 13.6%
  Bangkok Steel Industry Co.         193,200       257,417
  Edaran Otomobil Nasional
   Berhard                            50,000       365,613
  Kian Joo Can Factory Berhard       100,000       365,613
  Magnum Corp. Berhard               145,000       276,245
  Malaysian International
   Shipping Corp.                     38,666        97,810
  Malaysian International Ship-
   ping Corp. (Foreign Shares)        84,000       242,372
  NYLEX (Malaysia) Berhard           155,000       367,589
  Public Bank                        100,000       174,704
  The New Straits Times Press        111,000       300,534
                                               -----------
                                                 2,447,897
                                               -----------

                See accompanying notes to financial statements.

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1994
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                    NUMBER
                                  OF SHARES       VALUE
                                  ----------   -----------
COMMON STOCKS (CONTINUED)
MEXICO -- 8.0%
  Cementos de Mexico SA -- CPO        54,000   $   111,195
  Cementos de Mexico SA -- CPO
   ADR                                48,800       202,032
  Empaques Ponderosa SA -- B           1,806         2,917
  Fomento Economico Mexicano
   SA -- B                            95,400       160,599
  Fotoluz Corporacion SA -- B        250,000       103,550
  Grupo Financiero Banamex
   Accival -- C                      133,700       154,269
  Grupo Financiero Banorte -- B       60,000        57,692
  Grupo Tribasa SA ADR                 3,800        21,850
  Telfonos de Mexico -- Class L
   ADR                                11,000       313,500
  Vitro Sociedad Anonima ADR          36,000       310,500
                                               -----------
                                                 1,438,104
                                               -----------
PORTUGAL -- 1.5%
  Espirito Santo Financial
   Holdings ADR                       26,200       271,825
                                               -----------
TAIWAN -- 2.8%
  China Steel GDR                     10,000       207,500
  Taiwan Fund, Inc.                   14,000       295,750
                                               -----------
                                                   503,250
                                               -----------
THAILAND -- 9.2%
  Bangkok Bank                        35,500       314,849
  Bumrungrad Hospital                105,000       226,404
  Post Publishing Co., Ltd.           63,000       281,937
  Thai Modern Plastic Industry       128,000       460,862
  Thai Stanley Electric
   Co., Ltd.                          90,000       366,151
                                               -----------
                                                 1,650,203
                                               -----------
TURKEY -- 3.1%
  Aksigorta A.S.                   1,500,000       393,795
  Cukurova Elektrik A.S.             632,000       154,606
                                               -----------
                                                   548,401
                                               -----------
UNITED KINGDOM -- 3.6%
  Central European Growth Fund
   PLC                             1,115,000       641,632
                                               -----------
TOTAL COMMON STOCKS
  (Cost $18,344,865)                            15,411,247
                                               -----------

CONVERTIBLE BONDS -- 2.9%
  Far Eastern Department Stores
   3.00%              07/06/01           200   $   200,000
  Yang Ming Marine Transport, Inc.
   2.00%              10/06/99           290       313,200
                                               -----------
TOTAL CONVERTIBLE BONDS
  (Cost $494,958)                                  513,200
                                               -----------
TOTAL INVESTMENT IN SECURITIES
  (Cost $21,948,743*)                 106.1%    19,033,367
LIABILITIES IN EXCESS OF
  OTHER ASSETS (Including
  $1,311,377 of investment
  purchases payable)                   (6.1%)   (1,099,997)
                                      ------   -----------
NET ASSETS(Applicable to
  1,152,529 Institutional
  shares, 803,215 Service shares
  and 314,145 Series A Investor
  shares outstanding)                 100.0%   $17,933,370
                                      ======   ===========

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($9,117,124 / 1,152,529)                           $7.91
                                                     =====

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($6,341,606 / 803,215)                             $7.90
                                                     =====

NET ASSET VALUE AND
  REDEMPTION PRICE PER SERIES A
  INVESTOR SHARE
  ($2,474,640 / 314,145)                             $7.88
                                                     =====

MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($7.88 / .955)                                     $8.25
                                                     =====

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation               $   397,361
  Gross unrealized depreciation                (3,312,737)
                                              -----------
                                              $(2,915,376)
                                              ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                               BALANCED PORTFOLIO
                            STATEMENT OF NET ASSETS
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   ------------
AGENCY OBLIGATIONS -- 17.7%
FEDERAL FARM CREDIT BANK
BONDS -- 1.2%
   6.70%               09/09/97     $ 2,000    $  1,977,460
                                               ------------
FEDERAL HOME LOAN BANK
BONDS -- 0.9%
   8.46%               12/20/99       1,500       1,517,220
                                               ------------
FEDERAL HOME LOAN BANK
DISCOUNT NOTES -- 7.6%
   6.25%               04/03/95      12,335      12,330,717
                                               ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 1.6%
   8.53%               02/02/05       2,500       2,590,275
                                               ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 1.8%
   8.25%               10/25/96         750         756,996
   8.00%               02/25/02       1,240       1,248,830
   6.40%               03/25/03       1,000         924,660
                                               ------------
                                                  2,930,486
                                               ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 3.5%
   8.00%               12/15/06       2,840       2,815,057
   7.50%               06/15/07       2,906       2,808,976
                                               ------------
                                                  5,624,033
                                               ------------
TENNESSEE VALLEY AUTHORITY -- 1.1%
   6.125%              07/15/03       2,000       1,820,000
                                               ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $28,962,358)                             28,790,191
                                               ------------
ASSET BACKED SECURITIES -- 1.2%
  Merrill Lynch Asset Backed Corp.
   5.50%               07/15/95         715         708,121
  Nissan Auto Receivables
   Grantor Trust
   6.45%               03/15/96       1,201       1,193,005
                                               ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,911,091)                               1,901,126
                                               ------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
COMMON STOCKS -- 60.5%
AEROSPACE -- 2.4%
  Boeing Co.                         40,100    $  2,160,387
  United Technologies Corp.          24,500       1,693,563
                                               ------------
                                                  3,853,950
                                               ------------
APPAREL -- 0.8%
  Cintas Corp.                       34,200       1,282,500
                                               ------------
AUTOMOTIVE -- 1.8%
  Chrysler Corp.                     18,500         774,687
  Ford Motor Co.                     39,000       1,053,000
  General Motors Corp.               23,500       1,039,875
                                               ------------
                                                  2,867,562
                                               ------------
BANKS -- 3.4%
  Comerica, Inc.                     45,800       1,259,500
  First Chicago Corp.                26,600       1,333,325
  Meridian Bancorp, Inc.             44,000       1,347,500
  NationsBank Corp.                  30,200       1,532,650
                                               ------------
                                                  5,472,975
                                               ------------
BEVERAGES -- 0.9%
  Coca-Cola Co.                      24,500       1,384,250
                                               ------------
CHEMICALS -- 4.8%
  Dow Chemical Co.                   27,900       2,036,700
  E.I. Dupont de Nemours & Co.       32,900       1,990,450
  I.M.C. Global, Inc.                26,000       1,270,750
  Lubrizol Corp.                     36,500       1,286,625
  Monsanto Co.                       15,800       1,267,950
                                               ------------
                                                  7,852,475
                                               ------------
COMPUTER & OFFICE EQUIPMENT -- 3.3%
  Compaq Computer Corp.              25,400         876,300
  Intel Corp.                        22,000       1,867,250
  Pitney Bowes, Inc.                 26,100         939,600
  Xerox Corp.                        13,800       1,619,775
                                               ------------
                                                  5,302,925
                                               ------------
COMPUTER SOFTWARE & SERVICES -- 4.1%
  Computer Sciences Corp.            29,300**     1,446,687
  First Data Corp.                   19,500       1,011,563
  Microsoft Corp.                    18,600**     1,322,925
  Stratus Computer, Inc.             41,300**     1,290,625
  Sun Microsystems, Inc.             44,000**     1,529,000
                                               ------------
                                                  6,600,800
                                               ------------

                See accompanying notes to financial statements.

                               BALANCED PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES      VALUE
                                   ---------   ------------
COMMON STOCKS (CONTINUED)
CONSTRUCTION -- 1.4%
  Fluor Corp.                        27,500    $  1,326,875
  Foster Wheeler Corp.               30,300       1,026,412
                                               ------------
                                                  2,353,287
                                               ------------
ELECTRONICS -- 4.5%
  A.M.P. Inc.                        27,000         972,000
  Emerson Electric Co.               21,400       1,423,100
  General Electric Co.               43,100       2,332,787
  General Instruments Corp.          34,500**     1,198,875
  Motorola, Inc.                     25,000       1,365,625
                                               ------------
                                                  7,292,387
                                               ------------
ENERGY & UTILITIES -- 1.6%
  Entergy Corp.                      49,800       1,039,575
  PECO Energy Co.                    64,300       1,615,538
                                               ------------
                                                  2,655,113
                                               ------------
FINANCE -- 1.8%
  Dean Witter Discover & Co.         44,300       1,805,225
  Federal National Mortgage
   Association                       13,800       1,122,975
                                               ------------
                                                  2,928,200
                                               ------------
FOOD & AGRICULTURE -- 0.5%
  H.J. Heinz Co.                     19,600         754,600
                                               ------------
INSURANCE -- 3.2%
  American International Group,
   Inc.                              22,450       2,340,412
  Chubb Corp.                        15,700       1,240,300
  General Re Corp.                   11,700       1,544,400
                                               ------------
                                                  5,125,112
                                               ------------
MANUFACTURING -- 1.3%
  Allied-Signal, Inc.                20,400         800,700
  Minnesota Mining &
   Manufacturing Co.                 23,300       1,354,313
                                               ------------
                                                  2,155,013
                                               ------------
MEDICAL INSTRUMENTS & SUPPLIES -- 1.0%
  Beckman Instruments, Inc.          52,500       1,555,312
                                               ------------
METALS & MINING -- 0.8%
  Phelps Dodge Corp.                 21,600       1,228,500
                                               ------------
OIL DOMESTIC -- 1.6%
  Tenneco, Inc.                      28,600       1,347,775
  Unocal Corp.                       43,000       1,236,250
                                               ------------
                                                  2,584,025
                                               ------------

OIL INTERNATIONAL -- 5.4%
  Amoco Corp.                        32,300       2,055,087
  Chevron Corp.                      19,800         950,400
  Elf Aquitaine ADR                  39,500       1,530,625
  Exxon Corp.                        18,100       1,208,175
  Mobil Corp.                        12,700       1,176,337
  Royal Dutch Petroleum Co.          15,800       1,896,000
                                               ------------
                                                  8,816,624
                                               ------------
PAPER & FOREST PRODUCTS -- 2.2%
  International Paper Co.            20,500       1,540,063
  Scott Paper Co.                    23,100       2,064,563
                                               ------------
                                                  3,604,626
                                               ------------
PHARMACEUTICAL PREPARATIONS -- 4.9%
  American Home Products Corp.       29,300       2,087,625
  Bristol-Myers Squibb Co.           18,500       1,165,500
  Eli Lilly & Co.                    25,400       1,857,375
  Johnson & Johnson                  19,800       1,178,100
  Merck & Co., Inc.                  38,600       1,645,325
                                               ------------
                                                  7,933,925
                                               ------------
RAILROADS & SHIPPING -- 1.2%
  Conrail Corp.                      17,700         993,412
  Norfolk Southern Corp.             15,700       1,049,938
                                               ------------
                                                  2,043,350
                                               ------------
RETAIL MERCHANDISING -- 3.1%
  J.C. Penney Co., Inc.              27,400       1,229,575
  K Mart Corp.                       95,000       1,306,250
  Sears Roebuck & Co.                23,600       1,259,650
  Wal-Mart Stores, Inc.              48,000       1,224,000
                                               ------------
                                                  5,019,475
                                               ------------
TELECOMMUNICATIONS -- 2.4%
  AT&T Corp.                         34,100       1,764,675
  NYNEX Corp.                        28,100       1,113,463
  SBC Communications, Inc.           25,400       1,069,975
                                               ------------
                                                  3,948,113
                                               ------------
TOBACCO PRODUCTS -- 0.7%
  UST, Inc.                          36,100       1,146,175
                                               ------------
TRAVEL & RECREATION -- 1.4%
  La Quinta Motor Inns, Inc.         34,500         935,813
  Walt Disney Co.                    25,200       1,345,050
                                               ------------
                                                  2,280,863
                                               ------------
TOTAL COMMON STOCKS
  (Cost $89,153,193)                             98,042,137
                                               ------------

                See accompanying notes to financial statements.

                               BALANCED PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                                 MARCH 31, 1995
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)        VALUE
                        ---------  ---------   ------------
CORPORATE BONDS -- 8.1%
BANKS -- 1.2%
  NationsBank Corp.
   7.50%               02/15/97     $ 2,000    $  2,010,000
                                               ------------
CONGLOMERATES -- 1.3%
  ITT Corp.
   10.125%             04/05/99       2,000       2,155,000
                                               ------------
ENERGY & UTILITIES -- 1.9%
  Idaho Power Co.
   8.75%               03/15/27       3,000       3,060,000
                                               ------------
PAPER & FOREST PRODUCTS -- 0.6%
  Weyerhaeuser Co.
   7.25%               07/01/13       1,000         926,250
                                               ------------
PHARMACEUTICAL PREPARATIONS -- 1.6%
  American Home Products Corp.
   7.70%               02/15/00       2,500       2,521,875
                                               ------------
TRUCKING & FREIGHT -- 1.5%
  Ryder Systems, Inc.
   7.55%               09/15/99       2,500       2,496,875
                                               ------------
TOTAL CORPORATE BONDS
  (Cost $13,190,641)                             13,170,000
                                               ------------
MEDIUM TERM NOTES -- 1.5%
FINANCE
  General Motors Acceptance Corp.
   8.625%              06/15/99       2,400       2,469,000
                                               ------------
   (Cost $2,478,737)
U.S. TREASURY OBLIGATIONS -- 10.9%
U.S. TREASURY BONDS -- 1.6%
   8.125%              08/15/19       2,500       2,650,025
                                               ------------
U.S. TREASURY NOTES -- 9.3%
   7.625%              05/31/96         500         505,845
   5.125%              03/31/98       1,000         952,440
   8.25%               07/15/98       2,500       2,593,525
   7.125%              09/30/99       5,000       5,012,250
   7.25%               08/15/04       6,000       6,007,259
                                               ------------
                                                 15,071,319
                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $17,540,426)                             17,721,344
                                               ------------

                                                  VALUE
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $153,236,446*)                99.9%    $162,093,798
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.1%         154,975
                                      -----    ------------
NET ASSETS (Applicable to
  1,826,709 Institutional shares,
  6,101,013 Service shares,
  5,074,659 Series A Investor
  shares, and 145,053 Series B
  Investor shares outstanding).      100.0%    $162,248,773
                                     =====     ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL AND SERVICE SHARE
  ($97,832,065 / 7,927,722)                          $12.34
                                                     ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER SERIES A INVESTOR
  SHARE
  ($62,628,492 / 5,074,659)                          $12.34
                                                     ======
MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE
  ($12.34 / .955)                                    $12.92
                                                     ======
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE (SUBJECT
  TO CONTINGENT DEFERRED SALES
  CHARGE) PER SERIES B INVESTOR
  SHARE
  ($1,788,216 / 145,053)                             $12.33
                                                     ======
-------------
  * Also cost for Federal income tax purposes. The gross
    unrealized appreciation (depreciation) on a tax basis
    is as follows:



    Gross unrealized appreciation               $10,926,093
    Gross unrealized depreciation                (2,068,741)
                                                -----------
                                                $ 8,857,352
                                                ===========

 ** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                                     SMALL CAP
                                                           VALUE        GROWTH        GROWTH         CORE
                                                          EQUITY        EQUITY        EQUITY        EQUITY
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                        -----------   -----------   -----------   -----------
Investment income:
  Interest............................................  $   287,963   $   586,644   $   472,519   $   559,298
  Dividends...........................................   10,499,938     1,207,746        80,651     1,413,564
                                                        -----------   -----------   -----------   -----------
    Total investment income...........................   10,787,901     1,794,390       553,170     1,972,862
                                                        -----------   -----------   -----------   -----------
Expenses:
  Investment advisory fee.............................    1,759,164       469,375       289,259       341,607
  Administration fee..................................      625,594       170,682       105,185       124,221
  Custodian fee.......................................       54,399        23,033        23,150        19,632
  Transfer agent fee..................................       14,714        12,282        12,001        11,878
  Service fees........................................      137,771        51,412        31,520        65,891
  Distribution fees...................................       22,847        12,125         4,524         2,256
  Legal and audit.....................................       33,374         8,497         5,123         6,091
  Printing............................................       21,667        10,008         3,326         3,958
  Registration fees and expenses......................       12,465        17,106        15,944        14,000
  Organization........................................        7,666            38         2,204         2,199
  Trustees' fees and officer's salary.................        5,320         1,326           802           949
  Other...............................................       10,481         8,462         2,895         3,162
                                                        -----------   -----------   -----------   -----------
                                                          2,705,462       784,346       495,933       595,844
  Less fees voluntarily waived........................     (465,831)     (166,241)      (75,964)     (123,980)
                                                        -----------   -----------   -----------   -----------
    Total expenses....................................    2,239,631       618,105       419,969       471,864
                                                        -----------   -----------   -----------   -----------
Net investment income.................................    8,548,270     1,176,285       133,201     1,500,998
                                                        -----------   -----------   -----------   -----------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment
    transactions......................................   15,118,074     1,227,325    (1,407,028)     (411,306)
  Change in unrealized appreciation
    of investments....................................   24,669,433    13,986,348    16,205,644    10,164,849
                                                        -----------   -----------   -----------   -----------
  Net gain on investments.............................   39,787,507    15,213,673    14,798,616     9,753,543
                                                        -----------   -----------   -----------   -----------
  Net increase in net assets resulting
    from operations...................................  $48,335,777   $16,389,958   $14,931,817   $11,254,541
                                                        ===========   ===========   ===========   ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                       INDEX       SMALL CAP    INTERNATIONAL
                                                                      EQUITY        EQUITY         EQUITY
                                                                     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                    -----------   -----------   -------------
Investment Income:
  Interest........................................................  $   507,256   $   301,601   $     343,443
  Dividends.......................................................    2,312,036     1,072,454       2,913,648
  Foreign taxes withheld..........................................           --            --        (295,693)
                                                                    -----------   -----------   -------------
    Total investment income.......................................    2,819,292     1,374,055       2,961,398
                                                                    -----------   -----------   -------------
Expenses:
  Investment advisory fee.........................................      180,359       603,856       1,393,899
  Administration fee..............................................      180,359       219,584         371,706
  Custodian fee...................................................       25,647        24,080         241,609
  Transfer agent fee..............................................       12,029        16,292          15,453
  Service fees....................................................       37,477        56,971          97,478
  Distribution fees...............................................        5,896        37,738          31,974
  Legal and audit.................................................        9,138        11,388          20,344
  Printing........................................................        5,939         7,400          15,230
  Registration fees and expenses..................................       12,465        13,557          14,500
  Organization....................................................        4,428         2,126           1,289
  Trustees' fees and officer's salary.............................        1,445         1,810           3,789
  Other...........................................................       27,435         5,614          34,589
                                                                    -----------   -----------   -------------
                                                                        502,617     1,000,416       2,241,860
Less fees voluntarily waived......................................     (323,974)     (104,226)       (346,795)
                                                                    -----------   -----------   -------------
  Total expenses..................................................      178,643       896,190       1,895,065
                                                                    -----------   -----------   -------------
Net investment income.............................................    2,640,649       477,865       1,066,333
                                                                    -----------   -----------   -------------
Realized and unrealized gain (loss) on investments and
  foreign currency transactions:
  Net realized gain (loss) from:
    Investment transactions.......................................    1,338,666     5,067,600       4,749,359
    Futures contracts.............................................    1,016,184            --              --
    Foreign currency related transactions.........................           --            --         495,653
                                                                    -----------   -----------   -------------
                                                                      2,354,850     5,067,600       5,245,012
                                                                    -----------   -----------   -------------
Change in unrealized appreciation (depreciation) from:
  Investments.....................................................   11,250,960    (3,006,027)    (17,740,992)
  Futures contracts...............................................      781,600            --              --
  Foreign currency related transactions...........................           --            --      (6,149,678)
                                                                    -----------   -----------   -------------
                                                                     12,032,560    (3,006,027)    (23,890,670)
                                                                    -----------   -----------   -------------
Net gain (loss) on investments and foreign currency
  transactions....................................................   14,387,410     2,061,573     (18,645,658)
                                                                    -----------   -----------   -------------
Net increase (decrease) in net assets resulting from operations...  $17,028,059   $ 2,539,438   $ (17,579,325)
                                                                     ==========    ==========     ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                    FOR THE SIX MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                                INTERNATIONAL
                                                                                 EMERGING
                                                                                  MARKETS          BALANCED
                                                                                 PORTFOLIO         PORTFOLIO
                                                                                -----------       -----------
Investment income:
  Interest...................................................................   $    49,956       $ 2,299,628
  Dividends..................................................................       148,312         1,126,053
  Foreign taxes withheld.....................................................        (3,204)               --
                                                                                -----------       -----------
    Total investment income..................................................       195,064         3,425,681
                                                                                -----------       -----------
Expenses:
  Investment advisory fee....................................................        74,804           409,649
  Administration fee.........................................................        11,968           148,963
  Custodian fee..............................................................        22,754            21,533
  Transfer agent fee.........................................................        12,988            39,458
  Service fees...............................................................         6,155            84,823
  Distribution fees..........................................................         5,368           127,340
  Legal and audit............................................................           553             7,343
  Printing...................................................................           359             4,868
  Registration fees and expenses.............................................        13,466            13,211
  Organization...............................................................         4,777             5,171
  Trustees' fees and officer's salary........................................            86             1,193
  Other......................................................................         2,645             4,071
                                                                                -----------       -----------
                                                                                    155,923           867,623
  Less fees voluntarily waived...............................................       (39,675)         (171,330)
                                                                                -----------       -----------
    Total expenses...........................................................       116,248           696,293
                                                                                -----------       -----------
Net investment income........................................................        78,816         2,729,388
                                                                                -----------       -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Net realized gain (loss) from:
    Investment transactions..................................................       219,999        (5,399,745)
    Foreign currency related transactions....................................       (22,985)               --
                                                                                -----------       -----------
                                                                                    197,014        (5,399,745)
                                                                                -----------       -----------
  Change in unrealized appreciation (depreciation) from:
    Investments..............................................................    (3,206,861)       11,766,008
    Foreign currency related transactions....................................        (3,638)               --
                                                                                -----------       -----------
                                                                                 (3,210,499)       11,766,008
                                                                                -----------       -----------
  Net gain (loss) on investments and foreign currency transactions...........    (3,013,485)        6,366,263
                                                                                -----------       -----------
  Net increase (decrease) in net assets resulting from operations............   $(2,934,669)      $ 9,095,651
                                                                                 ==========        ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       SMALL CAP GROWTH
                                             VALUE EQUITY PORTFOLIO     GROWTH EQUITY PORTFOLIO        EQUITY PORTFOLIO
                                           --------------------------  --------------------------  -------------------------
                                             FOR THE                     FOR THE                     FOR THE
                                            SIX MONTHS     FOR THE      SIX MONTHS     FOR THE      SIX MONTHS     FOR THE
                                              ENDED          YEAR         ENDED          YEAR         ENDED         YEAR
                                             3/31/95        ENDED        3/31/95        ENDED        3/31/95        ENDED
                                           (UNAUDITED)     9/30/94     (UNAUDITED)     9/30/94     (UNAUDITED)     9/30/94
                                           ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets:
Operations
  Net investment income................... $  8,548,270  $ 13,916,548  $  1,176,285  $    687,322  $    133,201  $   148,211
  Net gain (loss) on investments..........   39,787,507     7,078,395    15,213,673   (12,967,582)   14,798,616    2,067,164
                                           ------------  ------------  ------------  ------------  ------------  -----------
  Net increase (decrease) in net assets
    resulting from operations.............   48,335,777    20,994,943    16,389,958   (12,280,260)   14,931,817    2,215,375
                                           ------------  ------------  ------------  ------------  ------------  -----------
Distributions to shareholders from
  Net investment income
    Institutional Shares..................   (7,303,195)  (12,376,684)     (853,402)      (62,388)     (134,031)     (10,677)
    Service Shares........................   (1,498,601)   (1,666,353)     (245,262)       (1,583)       (1,124)      (2,037)
    Series A Investor Shares..............     (146,586)     (170,702)      (28,067)           --            --          (29)
                                           ------------  ------------  ------------  ------------  ------------  -----------
        Total distributions from net
          investment income...............   (8,948,382)  (14,213,739)   (1,126,731)      (63,971)     (135,155)     (12,743)
                                           ------------  ------------  ------------  ------------  ------------  -----------
  Net realized gains
    Institutional Shares..................  (11,450,041)   (8,108,233)           --      (831,835)           --           --
    Service Shares........................   (2,299,900)     (850,677)           --      (158,279)           --           --
    Series A Investor Shares..............     (248,638)     (106,250)           --       (28,957)           --           --
                                           ------------  ------------  ------------  ------------  ------------  -----------
        Total distributions from net
          realized gains..................  (13,998,579)   (9,065,160)           --    (1,019,071)           --           --
                                           ------------  ------------  ------------  ------------  ------------  -----------
        Total distributions to
          shareholders....................  (22,946,961)  (23,278,899)   (1,126,731)   (1,083,042)     (135,155)     (12,743)
                                           ------------  ------------  ------------  ------------  ------------  -----------
Capital share transactions................  (82,943,625)  234,949,582    68,637,240    41,981,179    26,957,090   75,416,557
                                           ------------  ------------  ------------  ------------  ------------  -----------
        Total increase (decrease)
          in net assets...................  (57,554,809)  232,665,626    83,900,467    28,617,877    41,753,752   77,619,189
Net assets:
  Beginning of period.....................  693,442,703   460,777,077   139,635,183   111,017,306    89,880,900   12,261,711
                                           ------------  ------------  ------------  ------------  ------------  -----------
  End of period........................... $635,887,894  $693,442,703  $223,535,650  $139,635,183  $131,634,652  $89,880,900
                                           ============  ============  ============  ============  ============  ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                                                                       SMALL CAP VALUE
                                        CORE EQUITY PORTFOLIO        INDEX EQUITY PORTFOLIO           EQUITY PORTFOLIO
                                      --------------------------   ---------------------------   ---------------------------
                                        FOR THE                      FOR THE                       FOR THE
                                       SIX MONTHS                   SIX MONTHS                    SIX MONTHS
                                         ENDED         FOR THE        ENDED         FOR THE         ENDED         FOR THE
                                        3/31/95      YEAR ENDED      3/31/95       YEAR ENDED      3/31/95       YEAR ENDED
                                      (UNAUDITED)      9/30/94     (UNAUDITED)      9/30/94      (UNAUDITED)      9/30/94
                                      ------------   -----------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
Operations
  Net investment income.............  $  1,500,998   $ 1,557,592   $  2,640,649   $  5,453,203   $    477,865   $    425,335
  Net gain (loss) on investments....     9,753,543      (345,348)    14,387,410       (379,721)     2,061,573     10,798,567
                                      ------------   -----------   ------------   ------------   ------------   ------------
  Net increase (decrease) in net
    assets resulting from
    operations......................    11,254,541     1,212,244     17,028,059      5,073,482      2,539,438     11,223,902
                                      ------------   -----------   ------------   ------------   ------------   ------------
Distributions to shareholders from
  Net investment income
    Institutional Shares............      (935,598)   (1,101,493)    (2,325,215)    (5,019,786)      (497,228)      (193,009)
    Service Shares..................      (543,028)     (541,575)      (451,354)      (575,649)       (35,815)       (18,404)
    Series A Investor Shares........       (11,349)       (5,097)       (44,404)       (52,872)            --         (2,894)
    Series B Investor Shares........            --            --             --             --             --             --
                                      ------------   -----------   ------------   ------------   ------------   ------------
        Total distributions from net
          investment income.........    (1,489,975)   (1,648,165)    (2,820,973)    (5,648,307)      (533,043)      (214,307)
                                      ------------   -----------   ------------   ------------   ------------   ------------
  Net realized gains
    Institutional Shares............      (722,978)           --     (1,653,604)    (1,828,819)    (7,036,364)    (2,608,236)
    Service Shares..................      (611,965)           --       (329,586)      (163,449)    (2,075,543)      (541,286)
    Series A Investor Shares........       (10,239)           --        (31,480)       (15,147)      (823,691)      (206,728)
    Series B Investor Shares........            --            --             --             --        (23,641)            --
                                      ------------   -----------   ------------   ------------   ------------   ------------
        Total distributions from net
          realized gains............    (1,345,182)           --     (2,014,670)    (2,007,415)    (9,959,239)    (3,356,250)
                                      ------------   -----------   ------------   ------------   ------------   ------------
        Total distributions to
          shareholders..............    (2,835,157)   (1,648,165)    (4,835,643)    (7,655,722)   (10,492,282)    (3,570,557)
                                      ------------   -----------   ------------   ------------   ------------   ------------
Capital share transactions..........    61,805,093    28,481,078     22,269,197    (19,530,455)     4,370,290     63,383,683
                                      ------------   -----------   ------------   ------------   ------------   ------------
        Total increase (decrease)
          in net assets.............    70,224,477    28,045,157     34,461,613    (22,112,695)    (3,582,554)    71,037,028
Net assets:
  Beginning of period...............    98,017,374    69,972,217    177,754,041    199,866,736    230,615,046    159,578,018
                                      ------------   -----------   ------------   ------------   ------------   ------------
  End of period.....................  $168,241,851   $98,017,374   $212,215,654   $177,754,041   $227,032,492   $230,615,046
                                      ============   ===========   ============   ============   ============   ============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                                              INTERNATIONAL
                                                INTERNATIONAL EQUITY        EMERGING MARKETS
                                                     PORTFOLIO                  PORTFOLIO             BALANCED PORTFOLIO
                                             --------------------------  -----------------------  --------------------------
                                               FOR THE                     FOR THE     FOR THE      FOR THE
                                              SIX MONTHS     FOR THE     SIX MONTHS     PERIOD     SIX MONTHS     FOR THE
                                                ENDED          YEAR         ENDED      6/17/94(1)    ENDED          YEAR
                                               3/31/95        ENDED        3/31/95     THROUGH      3/31/95        ENDED
                                             (UNAUDITED)     9/30/94     (UNAUDITED)   9/30/94    (UNAUDITED)     9/30/94
                                             ------------  ------------  -----------  ----------  ------------  ------------
Increase (decrease) in net assets:
Operations
  Net investment income..................... $  1,066,333  $  3,079,563  $    78,816  $   26,722  $  2,729,388  $  3,552,179
  Net gain (loss) on investments and foreign
    currency related transactions...........  (18,645,658)   16,813,095   (3,013,485)    330,075     6,366,263    (5,517,471)
                                             ------------  ------------  -----------  ----------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations...............  (17,579,325)   19,892,658   (2,934,669)    356,797     9,095,651    (1,965,292)
                                             ------------  ------------  -----------  ----------  ------------  ------------
  Net investment income
    Institutional Shares....................           --    (1,219,026)          --          --      (400,510)     (518,473)
    Service Shares..........................           --      (170,647)          --          --    (1,265,062)   (1,491,022)
    Series A Investor Shares................           --       (42,840)          --          --    (1,075,068)   (1,542,512)
    Series B Investor Shares................           --            --           --          --       (22,432)           --
                                             ------------  ------------  -----------  ----------  ------------  ------------
        Total distributions from net
          investment income.................           --    (1,432,513)          --          --    (2,763,072)   (3,552,007)
                                             ------------  ------------  -----------  ----------  ------------  ------------
  Net realized gains
    Institutional Shares....................   (7,774,154)   (2,844,395)     (85,254)         --      (223,248)      (74,267)
    Service Shares..........................   (2,155,634)     (447,150)    (106,635)         --      (746,415)     (125,603)
    Series A Investor Shares................     (429,789)     (119,272)     (55,511)         --      (696,601)     (232,282)
    Series B Investor Shares................      (14,710)           --           --          --       (12,892)           --
                                             ------------  ------------  -----------  ----------  ------------  ------------
        Total distributions from net
          realized gains....................  (10,374,287)   (3,410,817)    (247,400)         --    (1,679,156)     (432,152)
                                             ------------  ------------  -----------  ----------  ------------  ------------
        Total distributions to
          shareholders......................  (10,374,287)   (4,843,330)    (247,400)         --    (4,442,228)   (3,984,159)
                                             ------------  ------------  -----------  ----------  ------------  ------------
Capital share transactions..................   50,707,398   212,755,730   12,242,454   8,516,188    11,654,836    83,590,431
                                             ------------  ------------  -----------  ----------  ------------  ------------
        Total increase in net assets........   22,753,786   227,805,058    9,060,385   8,872,985    16,308,259    77,640,980
Net assets:
  Beginning of period.......................  374,511,915   146,706,857    8,872,985          --   145,940,514    68,299,534
                                             ------------  ------------  -----------  ----------  ------------  ------------
  End of period............................. $397,265,701  $374,511,915  $17,933,370  $8,872,985  $162,248,773  $145,940,514
                                             ============  ============  ===========  ==========  ============  ============

-------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              VALUE EQUITY PORTFOLIO
                                                                ---------------------------------------------------
                                                                                INSTITUTIONAL CLASS
                                                                ---------------------------------------------------
                                                                  FOR THE                                  FOR THE
                                                                SIX MONTHS                                 PERIOD
                                                                   ENDED          YEAR         YEAR       4/20/92(1)
                                                                  3/31/95        ENDED        ENDED        THROUGH
                                                                (UNAUDITED)     9/30/94      9/30/93       9/30/92
                                                                -----------     --------     --------     ---------
Net asset value at beginning of period......................     $   11.62      $ 11.68      $  9.78      $  10.00
                                                                -----------     --------     --------     ---------
Income from investment operations
   Net investment income....................................          0.16         0.27         0.22          0.12
   Net gain (loss) on investments
     (both realized and unrealized).........................          0.78         0.16         1.91         (0.24)
                                                                -----------     --------     --------     ---------
       Total from investment operations.....................          0.94         0.43         2.13          (.12)
                                                                -----------     --------     --------     ---------
Less distributions
   Distributions from net investment income.................         (0.17)       (0.27)       (0.23)        (0.10)
   Distributions from net realized capital gains............         (0.25)       (0.22)         --            --
                                                                -----------     --------     --------     ---------
       Total distributions..................................         (0.42)       (0.49)       (0.23)        (0.10)
                                                                -----------     --------     --------     ---------
Net asset value at end of period............................    $    12.14      $ 11.62      $ 11.68      $   9.78
                                                                ==========      =======      =======      ========
Total return................................................          8.37%        3.76%       21.92%        (1.19)%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............     $ 497,418      $577,996     $432,776     $322,806
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............          0.65(2)      0.65%        0.80%         0.85%(2)
     Before advisory/administration fee waivers.............          0.80(2)      0.81%        0.83%         0.85%(2)
 Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............          2.72(2)      2.44%        2.07%         2.62%(2)
     Before advisory/administration fee waivers.............          2.58(2)      2.28%        2.04%         2.62%(2)
Portfolio turnover rate.....................................             6%          11%          11%           13%

                                                                     VALUE EQUITY PORTFOLIO
                                                              --------------------------------------
                                                                          SERVICE CLASS
                                                              --------------------------------------
                                                                FOR THE                     FOR THE
                                                              SIX MONTHS                    PERIOD
                                                                 ENDED          YEAR       7/29/93(1)
                                                                3/31/95        ENDED        THROUGH
                                                              (UNAUDITED)     9/30/94       9/30/93
                                                              -----------     --------     ---------
Net asset value at beginning of period......................   $   11.62      $ 11.68       $ 11.21
                                                              -----------     --------     ---------
Income from investment operations
   Net investment income....................................        0.14         0.25          0.04
   Net gain (loss) on investments
     (both realized and unrealized).........................        0.78         0.16          0.48
                                                              -----------     --------     ---------
       Total from investment operations.....................        0.92         0.41          0.52
                                                              -----------     --------     ---------
Less distributions
   Distributions from net investment income.................       (0.15)       (0.25)        (0.05)
   Distributions from net realized capital gains............       (0.25)       (0.22)           --
                                                              -----------     --------     ---------
       Total distributions..................................       (0.40)       (0.47)        (0.05)
                                                              -----------     --------     ---------
Net asset value at end of period............................   $   12.14      $ 11.62       $ 11.68
                                                               =========      =======      ========
Total return................................................        8.24%        3.51%         4.64%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............   $ 125,897      $105,035      $23,137
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............        0.90%(2)     0.90%         0.91%(2)
     Before advisory/administration fee waivers.............        1.05%(2)     1.06%         0.94%(2)
 Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............        2.48%(2)     2.24%         2.44%(2)
     Before advisory/administration fee waivers.............        2.33%(2)     2.08%         2.41%(2)
Portfolio turnover rate.....................................           6%          11%           11%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  VALUE EQUITY PORTFOLIO
                                                                     -----------------------------------------------
                                                                                  SERIES A INVESTOR CLASS
                                                                     -----------------------------------------------
                                                                       FOR THE                               FOR THE
                                                                     SIX MONTHS                              PERIOD
                                                                        ENDED        YEAR        YEAR        5/02/92(1)
                                                                       3/31/95       ENDED       ENDED       THROUGH
                                                                     (UNAUDITED)    9/30/94     9/30/93      9/30/92
                                                                     -----------    -------     -------      -------
Net asset value at beginning of period.............................    $ 11.62      $11.69      $ 9.78       $10.00
                                                                     -----------    -------     -------      -------
Income from investment operations
   Net investment income...........................................       0.13        0.23        0.22         0.12
   Net gain (loss) on investments (both realized and unrealized)...       0.79        0.15        1.91        (0.24)
                                                                     -----------    -------     -------      -------
       Total from investment operations............................       0.92        0.38        2.13        (0.12)
                                                                     -----------    -------     -------      -------
Less distributions
   Distributions from net investment income........................      (0.15)      (0.23)      (0.22)       (0.10)
   Distributions from net realized capital gains...................      (0.25)      (0.22)         --           --
                                                                     -----------    -------     -------      -------
       Total distributions.........................................      (0.40)      (0.45)      (0.22)       (0.10)
                                                                     -----------    -------     -------      -------
Net asset value at end of period...................................    $ 12.14      $11.62      $11.69       $ 9.78
                                                                       =======      ======      ======       ======
Total return.......................................................       8.16%(3)    3.32%(3)   21.95%(3)    (1.19)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)......................    $12,573      $10,412     $4,865        $   16
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....................       1.05%(2)    1.05%       0.92%         0.85%(2)
     Before advisory/administration fee waivers....................       1.20%(2)    1.21%       0.95%         0.85%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.....................       2.32%(2)    2.08%       1.96%        2.62%2(2)
     Before advisory/administration fee waivers....................       2.17%(2)    1.92%       1.93%        2.62%2(2)
Portfolio turnover rate............................................          6%         11%         11%          13%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           GROWTH EQUITY PORTFOLIO
                                                                                     ------------------------------------
                                                                                             INSTITUTIONAL CLASS
                                                                                     ------------------------------------
                                                                                       FOR THE
                                                                                     SIX MONTHS
                                                                                        ENDED         YEAR         YEAR
                                                                                       3/31/95        ENDED       ENDED
                                                                                     (UNAUDITED)     9/30/94     9/30/93
                                                                                     -----------     -------     --------
Net asset value at beginning of period.............................................   $   10.19      $11.58      $  9.92
                                                                                     -----------     -------     --------
Income from investment operations
   Net investment income...........................................................        0.07        0.06         0.06
   Net gain (loss) on investments (both realized and unrealized)...................        0.74       (1.34)        2.07
                                                                                     -----------     -------     --------
       Total from investment operations............................................        0.81       (1.28)        2.13
                                                                                     -----------     -------     --------
Less distributions
   Distributions from net investment income........................................       (0.08)      (0.01)       (0.07)
   Distributions from capital......................................................          --          --        (0.01)
   Distributions from net realized capital gains...................................          --       (0.10)       (0.39)
                                                                                     -----------     -------     --------
       Total distributions.........................................................       (0.08)      (0.11)       (0.47)
                                                                                     -----------     -------     --------
Net asset value at end of period...................................................   $   10.92      $10.19      $ 11.58
                                                                                     ==========       ======      =======
Total return.......................................................................        8.04%     (11.14)%      22.18%
Ratios/Supplemental data
   Net assets at end of period (in thousands)......................................   $ 166,210      $97,834     $100,049
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....................................        0.65%(2)    0.65%        0.81%
     Before advisory/administration fee waivers....................................        0.84%(2)    0.89%        0.87%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.....................................        1.45%(2)    0.62%        0.50%
     Before advisory/administration fee waivers....................................        1.26%(2)    0.38%        0.44%
Portfolio turnover rate............................................................          34%        212%         175%

                                                                                           GROWTH EQUITY PORTFOLIO
                                                                                     ------------------------------------
                                                                                             INSTITUTIONAL CLASS
                                                                                     ------------------------------------
                                                                                                             FOR THE
                                                                                                              PERIOD
                                                                                      YEAR        YEAR       11/1/89(1)
                                                                                      ENDED       ENDED      THROUGH
                                                                                     9/30/92     9/30/91     9/30/90
                                                                                     -------     -------     --------
Net asset value at beginning of period............................................. $ 10.28     $  9.98      $ 10.00
                                                                                     -------     -------     --------
Income from investment operations
   Net investment income...........................................................    0.21        0.24         0.31
   Net gain (loss) on investments (both realized and unrealized)...................    0.30        1.51        (0.26)
                                                                                     -------     -------     --------
       Total from investment operations............................................    0.51        1.75         0.05
                                                                                     -------     -------     --------
Less distributions
   Distributions from net investment income........................................   (0.37)      (0.32)       (0.07)
   Distributions from capital......................................................      --          --           --
   Distributions from net realized capital gains...................................   (0.50)      (1.13)          --
                                                                                     -------     -------     --------
       Total distributions.........................................................   (0.87)      (1.45)       (0.07)
                                                                                     -------     -------     --------
Net asset value at end of period................................................... $  9.92     $ 10.28      $  9.98
                                                                                     ======     =======      =======
Total return.......................................................................    4.98%      19.47%        0.40%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...................................... $58,372     $54,912      $39,790
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....................................    0.85%       0.85%        0.85%(2)
     Before advisory/administration fee waivers....................................    0.86%       0.91%        0.88%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.....................................    2.07%       2.59%        2.75%(2)
     Before advisory/administration fee waivers....................................    2.06%       2.53%        2.72%(2)
Portfolio turnover rate............................................................     162%        211%         149%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 GROWTH EQUITY PORTFOLIO
                                                                       -----------------------------------------
                                                                                      SERVICE CLASS
                                                                       -----------------------------------------
                                                                          FOR THE                    FOR THE
                                                                        SIX MONTHS                    PERIOD
                                                                           ENDED           YEAR      7/28/93(1)
                                                                          3/31/95          ENDED     THROUGH
                                                                        (UNAUDITED)       9/30/94    9/30/93
                                                                        -----------       -------    ---------
Net asset value at beginning of period...............................       $ 10.18       $11.57       $10.54
                                                                        -----------       -------     -------
Income from investment operations
   Net investment income.............................................          0.06         0.03          --
   Net gain (loss) on investments (both realized and unrealized).....          0.73        (1.32)        1.03
                                                                        -----------       -------       -----
       Total from investment operations..............................          0.79        (1.29)        1.03
                                                                        -----------       -------      ------
Less Distributions
   Distributions from net investment income..........................         (0.06)          --           --
   Distributions from capital........................................            --           --           --
   Distributions from net realized capital gains.....................            --        (0.10)          --
                                                                        -----------       -------      ------
       Total distributions...........................................         (0.06)       (0.10)          --
                                                                        -----------       -------      ------
Net asset value at end of period.....................................       $ 10.91       $10.18       $11.57
                                                                        ===========       =======      ======
Total return.........................................................          7.84%      (11.20)%       9.77%
Ratios/Supplemental data
   Net assets at end of period (in thousands)........................       $50,177      $36,752       $8,606
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.......................         0.90%(2)      0.90%        0.89%(2)
     Before advisory/administration fee waivers......................         1.09%(2)      1.14%        0.95%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.......................         1.20%(2)      0.51%       (0.03)%
     Before advisory/administration fee waivers......................         1.00%(2)      0.26%       (0.09)%
Portfolio turnover rate..............................................           34%          212%         175%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   GROWTH EQUITY PORTFOLIO
                                                                      -------------------------------------------------
                                                                                   SERIES A INVESTOR CLASS
                                                                      -------------------------------------------------
                                                                        FOR THE                                 FOR THE
                                                                      SIX MONTHS                                PERIOD
                                                                         ENDED          YEAR        YEAR        3/14/92(1)
                                                                        3/31/95         ENDED       ENDED       THROUGH
                                                                      (UNAUDITED)      9/30/94     9/30/93      9/30/92
                                                                      -----------      -------     -------      -------
Net asset value at beginning of period..............................    $ 10.16        $11.57      $ 9.92       $10.09
                                                                      -----------      -------     -------      -------
Income from investment operations
   Net investment income............................................       0.05          0.02        0.02         0.08
   Net gain (loss) on investments (both realized and unrealized)....       0.74         (1.33)       2.10        (0.10)
                                                                      -----------      -------     -------      -------
       Total from investment operations.............................       0.79         (1.31)       2.12        (0.02)
                                                                      -----------      -------     -------      -------
Less distributions
   Distributions from net investment income.........................      (0.05)           --       (0.07)       (0.15)
   Distributions from capital.......................................         --            --       (0.01)          --
   Distributions from net realized capital gains....................         --         (0.10)      (0.39)          --
                                                                      -----------      -------     -------      -------
       Total distributions..........................................      (0.05)        (0.10)      (0.47)       (0.15)
                                                                      -----------      -------     -------      -------
Net asset value at end of period....................................    $ 10.90        $10.16      $11.57       $ 9.92
                                                                      =========        =========== =======      ======
Total return........................................................       7.81%(3)    (11.38)%(3)  22.08%(3)    (0.17)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................    $ 7,149        $5,049      $2,362       $  239
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................       1.05%(2)      1.05%       0.91%        0.85%(2)
     Before advisory/administration fee waivers.....................       1.24%(2)      1.29%       0.97%        0.86%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................       1.05%(2)      0.29%       0.18%        2.07%(2)
     Before advisory/administration fee waivers.....................       0.85%(2)      0.05%       0.12%        2.06%(2)
Portfolio turnover rate.............................................         34%          212%        175%         162%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.
                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          SMALL CAP GROWTH EQUITY
                                                                                                 PORTFOLIO
                                                                                      --------------------------------
                                                                                            INSTITUTIONAL CLASS
                                                                                      --------------------------------
                                                                                        FOR THE                FOR THE
                                                                                      SIX MONTHS               PERIOD
                                                                                         ENDED        YEAR     9/14/931
                                                                                        3/31/95      ENDED     THROUGH
                                                                                      (UNAUDITED)   9/30/94    9/30/93
                                                                                      -----------   --------   -------
Net asset value at beginning of period..............................................    $ 10.16     $ 10.47    $10.00
                                                                                      -----------   --------   -------
Income from investment operations
   Net investment income............................................................       0.01        0.03        --
   Net gain (loss) on investments (both realized and unrealized)....................       1.49       (0.33)     0.47
                                                                                      -----------   --------   -------
       Total from investment operations.............................................       1.50       (0.30)     0.47
                                                                                      -----------   --------   -------
Less distributions
   Distributions from net investment income.........................................      (0.02)      (0.01)       --
   Distributions from net realized capital gains....................................         --          --        --
                                                                                      -----------   --------   -------
       Total distributions..........................................................      (0.02)      (0.01)       --
                                                                                      -----------   --------   -------
Net asset value at end of period....................................................    $ 11.64     $ 10.16    $10.47
                                                                                      ===========   ========   =======
Total return........................................................................      14.78%      (2.89)%    4.70%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................................    $96,601     $65,612    $11,310
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................................       0.73%(2)    0.48%     0.73%(2)
     Before advisory/administration fee waivers.....................................       0.87%(2)    1.04%     1.42%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................................       0.32%(2)    0.45%    (0.11)%(2)
     Before advisory/administration fee waivers.....................................       0.18%(2)   (0.10)%   (0.80)%(2)
Portfolio turnover rate.............................................................         41%         89%        9%

                                                                                                   SERVICE CLASS
                                                                                      --------------------------------------
                                                                                        FOR THE                      FOR THE
                                                                                      SIX MONTHS                      PERIOD
                                                                                         ENDED          YEAR         9/15/931
                                                                                        3/31/95         ENDED        THROUGH
                                                                                      (UNAUDITED)      9/30/94       9/30/93
                                                                                      -----------      -------       --------
Net asset value at beginning of period..............................................    $ 10.14        $10.47         $ 9.96
                                                                                      -----------      -------       --------
Income from investment operations
   Net investment income............................................................         --          0.01             --
   Net gain (loss) on investments (both realized and unrealized)....................       1.49         (0.34)          0.51
                                                                                      -----------      -------       --------
       Total from investment operations.............................................       1.49         (0.33)          0.51
                                                                                      -----------      -------       --------
Less distributions
   Distributions from net investment income.........................................         --            --             --
   Distributions from net realized capital gains....................................         --            --             --
                                                                                      -----------      -------       --------
       Total distributions..........................................................         --            --             --
                                                                                      -----------      -------       --------
Net asset value at end of period....................................................    $ 11.63        $10.14         $10.47
                                                                                      ===========      ======        ========
Total return........................................................................      14.70%        (3.12)%         5.12%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................................    $31,794        $22,648        $  911
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................................       0.98%(2)      0.71%          0.99%(2)
     Before advisory/administration fee waivers.....................................       1.12%(2)      1.27%          1.68%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................................       0.07%(2)      0.21%         (0.34)%(2)
     Before advisory/administration fee waivers.....................................     (0.08)%(2)    (0.34)%        (1.03)%(2)
Portfolio turnover rate.............................................................         41%           89%             9%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      SMALL CAP GROWTH EQUITY PORTFOLIO
                                                                     -------------------------------------
                                                                            SERIES A INVESTOR CLASS
                                                                     -------------------------------------
                                                                       FOR THE                    FOR THE
                                                                     SIX MONTHS                    PERIOD
                                                                        ENDED         YEAR         9/15/93(1)
                                                                       3/31/95        ENDED        THROUGH
                                                                     (UNAUDITED)     9/30/94       9/30/93
                                                                     -----------     -------       -------
Net asset value at beginning of period...........................  $ 10.12             $10.47       $ 9.96
                                                                   -------             ------       ------
Income from investment operations
   Net investment income.........................................       --                 --           --
   Net gain (loss) on investments (both realized and unrealized).     1.48              (0.35)        0.51
                                                                     -----            -------       ------
       Total from investment operations..........................     1.48              (0.35)        0.51
                                                                   -------            -------       ------
Less distributions
   Distributions from net investment income......................       --                 --           --
   Distributions from net realized capital gains.................       --                 --           --
                                                                   -------            -------       ------
       Total distributions.......................................       --                 --           --
                                                                   -------            -------       ------
Net asset value at end of period.................................  $ 11.60             $10.12       $10.47
                                                                   ========            ======       ======
Total return.....................................................    14.62%(3)          (3.33)%(3)    5.12%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)....................  $ 3,240             $1,620       $   41
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...................     1.13%(2)           0.86%        1.13%(2)
     Before advisory/administration fee waivers..................     1.27%(2)           1.42%        1.82%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...................     (0.06)%(2)          0.07%      (0.48)%(2)
     Before advisory/administration fee waivers..................     (0.20)%(2)         (0.49)%     (1.17)%(2)
Portfolio turnover rate..........................................        41%                89%          9%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     CORE EQUITY PORTFOLIO
                                                                              -----------------------------------
                                                                                      INSTITUTIONAL CLASS
                                                                              -----------------------------------
                                                                                FOR THE                   FOR THE
                                                                              SIX MONTHS                  PERIOD
                                                                                 ENDED         YEAR       9/13/93(1)
                                                                                3/31/95        ENDED      THROUGH
                                                                              (UNAUDITED)     9/30/94     9/30/93
                                                                              -----------     -------     -------
Net asset value at beginning of period......................................   $    9.92      $ 9.97      $10.00
                                                                              -----------     -------     -------
Income from investment operations
   Net investment income....................................................        0.11        0.22        0.01
   Net gain (loss) on investments (both realized and unrealized)............        0.62       (0.04)      (0.04)
                                                                              -----------     -------     -------
       Total from investment operations.....................................        0.73        0.18       (0.03)
                                                                              -----------     -------     -------
Less distributions
   Distributions from net investment income.................................       (0.11)      (0.23)         --
   Distributions from net realized capital gains............................       (0.12)         --          --
                                                                              -----------     -------     -------
       Total distributions..................................................       (0.23)      (0.23)         --
                                                                              -----------     -------     -------
Net asset value at end of period............................................   $   10.42      $ 9.92      $ 9.97
                                                                              ==========      ======      ======
Total return................................................................        7.52%       1.79%      (0.30)%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............................   $ 109,896      $48,123     $69,268
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............................        0.65%(2)    0.65%       0.65%(2)
     Before advisory/administration fee waivers.............................        0.84%(2)    0.93%       0.87%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............................        2.51%(2)    2.11%       2.17%(2)
     Before advisory/administration fee waivers.............................        2.32%(2)    1.82%       1.95%(2)
Portfolio turnover rate.....................................................          28%         88%          2%

                                                                                     CORE EQUITY PORTFOLIO
                                                                              -----------------------------------
                                                                                         SERVICE CLASS
                                                                              -----------------------------------
                                                                                FOR THE                   FOR THE
                                                                              SIX MONTHS                  PERIOD
                                                                                 ENDED         YEAR       9/15/93(1)
                                                                                3/31/95        ENDED      THROUGH
                                                                              (UNAUDITED)     9/30/94     9/30/93
                                                                              -----------     -------     -------
Net asset value at beginning of period......................................    $  9.92       $ 9.97      $10.00
                                                                              -----------     -------     -------
Income from investment operations
   Net investment income....................................................       0.10         0.19          --
   Net gain (loss) on investments (both realized and unrealized)............       0.62        (0.04)      (0.03)
                                                                              -----------     -------     -------
       Total from investment operations.....................................       0.72         0.15       (0.03)
                                                                              -----------     -------     -------
Less distributions
   Distributions from net investment income.................................      (0.10)       (0.20)         --
   Distributions from net realized capital gains............................      (0.12)          --          --
                                                                              -----------     -------     -------
       Total distributions..................................................      (0.22)       (0.20)         --
                                                                              -----------     -------     -------
Net asset value at end of period............................................    $ 10.42       $ 9.92      $ 9.97
                                                                              =========       ======      ======
Total return................................................................       7.38%        1.55%      (0.30)%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............................    $56,690       $49,293     $  704
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............................       0.90%(2)     0.90%       0.90%(2)
     Before advisory/administration fee waivers.............................       1.11%(2)     1.18%       1.12%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............................       2.30%(2)     1.96%       1.92%(2)
     Before advisory/administration fee waivers.............................       2.08%(2)     1.68%       1.70%(2)
Portfolio turnover rate.....................................................         28%          88%          2%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               CORE EQUITY PORTFOLIO
                                                                           ------------------------------
                                                                              SERIES A INVESTOR CLASS
                                                                           ------------------------------
                                                                             FOR THE
                                                                           SIX MONTHS           PERIOD
                                                                              ENDED            10/13/93(1)
                                                                             3/31/95           THROUGH
                                                                           (UNAUDITED)         9/30/94
                                                                           -----------         --------
Net asset value at beginning of period....................................  $  9.92             $ 9.96
                                                                            -------            --------
Income from investment operations
   Net investment income..................................................     0.11               0.18
   Net gain (loss) on investments (both realized and unrealized)..........     0.61              (0.03)
                                                                            -------            --------
       Total from investment operations...................................     0.72               0.15
                                                                            -------            --------
Less distributions
   Distributions from net investment income...............................    (0.10)             (0.19)
   Distributions from net realized capital gains..........................    (0.12)                --
                                                                           --------            --------
       Total distributions................................................    (0.22)             (0.19)
                                                                             ------            --------
Net asset value at end of period..........................................  $ 10.42             $ 9.92
                                                                            =======            =======
Total Return..............................................................     7.32%(3)           1.54%(3)
Ratios/Supplemental data
   Net Assets at end of period (in thousands).............................  $ 1,656             $  601
   Ratios of expenses to average net assets
     After advisory/administration fee waivers............................     1.05%(2)           1.05%(2)
     Before advisory/administration fee waivers...........................     1.25%(2)           1.34%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers............................     2.12%(2)           1.89%(2)
     Before advisory/administration fee waivers...........................     1.92%(2)           1.60%(2)
Portfolio turnover rate...................................................       28%                88%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               INDEX EQUITY PORTFOLIO
                                                                 --------------------------------------------------
                                                                                INSTITUTIONAL CLASS
                                                                 --------------------------------------------------
                                                                   FOR THE                                 FOR THE
                                                                 SIX MONTHS                                 PERIOD
                                                                    ENDED          YEAR         YEAR       4/20/92(1)
                                                                   3/31/95        ENDED        ENDED       THROUGH
                                                                 (UNAUDITED)     9/30/94      9/30/93      9/30/92
                                                                 -----------     --------     --------     --------
Net asset value at beginning of period.........................   $   10.93      $ 11.02      $ 10.06      $ 10.00
Income from investment operations
   Net investment income.......................................        0.16         0.31         0.27         0.13
   Net gain (loss) on investments
     (both realized and unrealized)............................        0.86         0.03         0.97         0.03
                                                                 -----------     --------     --------     --------
       Total from investment operations........................        1.02         0.34         1.24         0.16
                                                                 -----------     --------     --------     --------
Less distributions
   Distributions from net investment income....................       (0.17)       (0.32)       (0.28)       (0.10)
   Distributions from net realized capital gains...............       (0.12)       (0.11)          --           --
                                                                 -----------     --------     --------     --------
       Total distributions.....................................       (0.29)       (0.43)       (0.28)       (0.10)
                                                                 -----------     --------     --------     --------
Net asset value at end of period...............................   $   11.66      $ 10.93      $ 11.02      $ 10.06
                                                                 ================ =========== ===========  ===========
Total return...................................................        9.58%        3.07%       12.40%        1.62%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..................   $ 158,645      $147,746     $186,163     $175,888
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.................        0.15%(2)     0.15%        0.40%        0.45%(2)
     Before advisory/administration fee waivers................        0.51%(2)     0.52%        0.52%        0.64%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.................        2.98%(2)     2.72%        2.46%        2.85%(2)
     Before advisory/administration fee waivers................        2.62%(2)     2.35%        2.34%        2.66%(2)
Portfolio turnover rate........................................           3%          17%           8%          23%

                                                                      INDEX EQUITY PORTFOLIO
                                                                 -----------------------------------
                                                                            SERVICE CLASS
                                                                 -----------------------------------
                                                                   FOR THE                   FOR THE
                                                                 SIX MONTHS                  PERIOD
                                                                    ENDED         YEAR       7/29/93(1)
                                                                   3/31/95        ENDED      THROUGH
                                                                 (UNAUDITED)     9/30/94     9/30/93
                                                                 -----------     -------     -------
                                                                 <C
Net asset value at beginning of period.........................    $ 10.93       $11.02      $10.76
Income from investment operations
   Net investment income.......................................       0.16         0.29        0.05
   Net gain (loss) on investments
     (both realized and unrealized)............................       0.85         0.02        0.29
                                                                 -----------     -------     -------
       Total from investment operations........................       1.01         0.31        0.34
                                                                 -----------     -------     -------
Less distributions
   Distributions from net investment income....................      (0.16)       (0.29)      (0.08)
   Distributions from net realized capital gains...............      (0.12)       (0.11)         --
                                                                 -----------     -------     -------
       Total distributions.....................................      (0.28)       (0.40)      (0.08)
                                                                 -----------     -------     -------
Net asset value at end of period...............................    $ 11.66       $10.93      $11.02
                                                                 ================ =========== ===========
Total return...................................................       9.46%        2.78%       3.16%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..................    $49,834       $27,376     $12,441
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.................       0.40%(2)     0.40%       0.41%(2)
     Before advisory/administration fee waivers................       0.76%(2)     0.77%       0.53%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.................       2.73%(2)     2.49%       3.04%(2)
     Before advisory/administration fee waivers................       2.37%(2)     2.12%       2.92%(2)
Portfolio turnover rate........................................          3%          17%          8%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      INDEX EQUITY PORTFOLIO
                                                                      -----------------------------------------------------
                                                                                      SERIES A INVESTOR CLASS
                                                                      -----------------------------------------------------
                                                                        FOR THE                                    FOR THE
                                                                      SIX MONTHS                                   PERIOD
                                                                         ENDED           YEAR        YEAR          6/02/92(1)
                                                                        3/31/95          ENDED       ENDED         THROUGH
                                                                      (UNAUDITED)       9/30/94     9/30/93        9/30/92
                                                                      -----------       -------     -------        -------
Net asset value at beginning of period..............................    $ 10.93         $11.02      $10.06         $10.07
                                                                      -----------       -------     -------        -------
Income from investment operations
   Net investment income............................................       0.14           0.25        0.27           0.10
   Net gain (loss) on investments (both realized and unrealized)....       0.85           0.04        0.96          (0.01)
                                                                      -----------       -------     -------        -------
       Total from investment operations.............................       0.99           0.29        1.23           0.09
                                                                      -----------       -------     -------        -------
Less distributions
   Distributions from net investment income.........................      (0.16)         (0.27)      (0.27)         (0.10)
   Distributions from net realized capital gains....................      (0.12)         (0.11)         --             --
                                                                      -----------       -------     -------        -------
       Total distributions..........................................      (0.28)         (0.38)      (0.27)         (0.10)
                                                                      -----------       -------     -------        -------
Net asset value at end of period....................................    $ 11.64         $10.93      $11.02         $10.06
                                                                      =========         ======      =======        ======
Total return........................................................       9.23%(3)       2.66%(3)   12.33%(3)       0.91%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................    $ 3,736         $2,632      $1,263         $   56
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................       0.55%(2)       0.55%       0.49%          0.45%(2)
     Before advisory/administration fee waivers.....................       0.91%(2)       0.92%       0.61%          0.64%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................       2.56%(2)       2.35%       2.48%          2.85%(2)
     Before advisory/administration fee waivers.....................       2.20%(2)       1.98%       2.36%          2.66%(2)
Portfolio turnover rate.............................................          3%            17%          8%            23%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 SMALL CAP VALUE EQUITY PORTFOLIO
                                                               -------------------------------------------------------------------
                                                                                                                         SERVICE
                                                                              INSTITUTIONAL CLASS                         CLASS
                                                               -------------------------------------------------      -----------
                                                                 FOR THE                                 FOR THE         FOR THE
                                                               SIX MONTHS                                PERIOD        SIX MONTHS
                                                                  ENDED          YEAR         YEAR       4/13/92(1)       ENDED
                                                                 3/31/95        ENDED        ENDED       THROUGH         3/31/95
                                                               (UNAUDITED)     9/30/94      9/30/93      9/30/92       (UNAUDITED)
                                                               -----------     --------     --------     -------       -----------
Net asset value at beginning of period.......................   $   13.62      $  13.08     $ 10.14      $10.00          $ 13.59
                                                               -----------     --------     --------     -------       -----------
Income from investment operations
   Net investment income.....................................        0.04          0.04        0.04        0.02             0.02
   Net gain (loss) on investments
     (both realized and unrealized)..........................        0.11          0.77        3.02        0.13             0.13
                                                               -----------     --------     --------     -------       -----------
       Total from investment operations......................        0.15          0.81        3.06        0.15             0.15
                                                               -----------     --------     --------     -------       -----------
Less distributions
   Distributions from net investment income..................       (0.04)        (0.02)      (0.04)      (0.01)           (0.01)
   Distributions from net realized capital gains.............       (0.61)        (0.25)      (0.08)         --            (0.61)
                                                               -----------     --------     --------     -------       -----------
       Total distributions...................................       (0.65)        (0.27)      (0.12)      (0.01)           (0.62)
                                                               -----------     --------     --------     -------       -----------
Net asset value at end of period.............................   $   13.12      $  13.62     $ 13.08      $10.14          $ 13.12
                                                               ==========       =======     =======      ======        =========
Total return.................................................        1.39%         6.28%      30.36%       1.50%            1.36%
Ratios/Supplemental data
   Net assets at end of period (in thousands)................   $ 159,091      $168,360     $128,805     $75,045         $48,302
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...............        0.73%(2)      0.73%       0.83%       0.85%(2)         0.98%(2)
     Before advisory/administration fee waivers..............        0.82%(2)      0.85%       0.87%       0.89%(2)         1.08%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...............        0.52%(2)      0.28%       0.31%       0.51%(2)         0.27%(2)
     Before advisory/administration fee waivers..............        0.43%(2)      0.16%       0.27%       0.47%(2)         0.18%(2)
Portfolio turnover rate......................................          21%           18%         41%         17%              21%

                                                                SMALL CAP VALUE
                                                                EQUITY PORTFOLIO
                                                               -------------------
                                                                  SERVICE CLASS
                                                               -------------------
                                                                           FOR THE
                                                                            PERIOD
                                                                YEAR       7/29/93(1)
                                                                ENDED      THROUGH
                                                               9/30/94     9/30/93
                                                               -------     --------
Net asset value at beginning of period.......................  $13.08      $ 12.28
                                                               -------     --------
Income from investment operations
   Net investment income.....................................      --           --
   Net gain (loss) on investments
     (both realized and unrealized)..........................    0.77         0.80
                                                               -------     --------
       Total from investment operations......................    0.77         0.80
                                                               -------     --------
Less distributions
   Distributions from net investment income..................   (0.01)          --
   Distributions from net realized capital gains.............   (0.25)          --
                                                               -------     --------
       Total distributions...................................   (0.26)          --
                                                               -------     --------
Net asset value at end of period.............................  $13.59      $ 13.08
                                                               ======      =======
Total return.................................................    5.96%        6.51%
Ratios/Supplemental data
   Net assets at end of period (in thousands)................  $45,372     $21,689
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...............    0.98%        0.99%(2)
     Before advisory/administration fee waivers..............    1.10%        1.03%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...............    0.03%        0.12%(2)
     Before advisory/administration fee waivers..............   (0.09)%       0.08%(2)
Portfolio turnover rate......................................      18%          41%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                        SMALL CAP VALUE EQUITY PORTFOLIO
                                                                                      -------------------------------------
                                                                                                    SERIES A
                                                                                                 INVESTOR CLASS
                                                                                      -------------------------------------
                                                                                        FOR THE
                                                                                      SIX MONTHS
                                                                                         ENDED          YEAR         YEAR
                                                                                        3/31/95        ENDED        ENDED
                                                                                      (UNAUDITED)     9/30/94      9/30/93
                                                                                      -----------     --------     --------
Net asset value at beginning of period.......................................           $ 13.58       $ 13.07       $10.14
                                                                                        -------       -------       ------
Income from investment operations
   Net investment income.....................................................              0.01         (0.01)        0.03
   Net gain (loss) on investments (both realized and unrealized).............              0.13          0.77         3.02
                                                                                        -------       -------       ------
       Total from investment operations......................................              0.14          0.76         3.05
                                                                                        -------       -------       ------
Less distributions
   Distributions from net investment income..................................                --            --        (0.04)
   Distributions from net realized capital gains.............................             (0.61)        (0.25)       (0.08)
                                                                                        -------       -------       ------
       Total distributions...................................................             (0.61)        (0.25)       (0.12)
                                                                                        -------       -------       ------
Net asset value at end of period.............................................           $ 13.11       $ 13.58       $13.07
                                                                                        =======       =======       ======
Total return.................................................................              1.28%(3)      5.93%(3)    30.36%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)................................           $18,765       $16,884       $9,084
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...............................              1.13%(2)      1.13%        0.94%
     Before advisory/administration fee waivers..............................              1.22%(2)      1.25%        0.98%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...............................              0.13%(2)     (0.11)%       0.19%
     Before advisory/administration fee waivers..............................              0.03%(2)     (0.23)%       0.15%
Portfolio turnover rate......................................................                21%           18%          41%

                                                                                   SMALL CAP VALUE EQUITY PORTFOLIO
                                                                                 -----------------------------------
                                                                                     SERIES A            SERIES B
                                                                                  INVESTOR CLASS      INVESTOR CLASS
                                                                                 ----------------     --------------
                                                                                                         FOR THE
                                                                                      FOR THE             PERIOD
                                                                                      PERIOD            10/03/941
                                                                                      6/02/921           THROUGH
                                                                                      THROUGH            3/31/95
                                                                                      9/30/92          (UNAUDITED)
                                                                                 ----------------     --------------
Net asset value at beginning of period.......................................         $10.06              $13.51
                                                                                      ------              ------
Income from investment operations
   Net investment income.....................................................           0.02               (0.02)
   Net gain (loss) on investments (both realized and unrealized).............           0.07                0.20
                                                                                      ------              ------
       Total from investment operations......................................           0.09                0.18
                                                                                      ------              ------
Less distributions
   Distributions from net investment income..................................          (0.01)                 --
   Distributions from net realized capital gains.............................             --               (0.61)
                                                                                      ------              ------
       Total distributions...................................................          (0.01)              (0.61)
                                                                                      ------              ------
Net asset value at end of period.............................................         $10.14              $13.08
                                                                                      ======              ======
Total return.................................................................           0.89%(3)            1.57%(4)
Ratios/Supplemental data
   Net assets at end of period (in thousands)................................         $   62              $  874
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...............................           0.85%(2)            1.73%(2)
     Before advisory/administration fee waivers..............................           0.89%(2)            1.82%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...............................           0.51%(2)           (0.42)%(2)
     Before advisory/administration fee waivers..............................           0.47%(2)           (0.52)%(2)
Portfolio turnover rate......................................................             17%                 21%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

(4) Contingent deferred sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   INTERNATIONAL EQUITY PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS                                    SERVICE CLASS
                                   ------------------------------------------------         -------------------------------------

                                    FOR THE                                 FOR THE           FOR THE                    FOR THE
                                   SIX MONTHS                               PERIOD          SIX MONTHS                    PERIOD
                                     ENDED          YEAR         YEAR       4/27/92(1)         ENDED          YEAR       7/29/93(1)
                                    3/31/95        ENDED        ENDED       THROUGH           3/31/95        ENDED       THROUGH
                                   (UNAUDITED)    9/30/94      9/30/93      9/30/92         (UNAUDITED)     9/30/94      9/30/93
                                   ----------     --------     --------     -------         -----------     --------     --------
Net asset value at beginning of
 period..........................   $  13.44      $ 12.48      $  9.87      $10.00            $ 13.41       $ 12.47      $ 11.76
                                   ----------     --------     --------     -------         -----------     --------     --------
Income from investment operations
   Net investment income.........      (0.03)        0.15         0.11        0.11              (0.03)         0.14         0.02
   Net realized gain (loss) on
     investments.................      (0.62)        1.17         2.61       (0.17)             (0.62)         1.14         0.69
                                   ----------     --------     --------     -------         -----------     --------     --------
       Total from investment
        operations...............      (0.65)        1.32         2.72       (0.06)             (0.65)         1.28         0.71
                                   ----------     --------     --------     -------         -----------     --------     --------
Less distributions
   Distributions from net
     investment income...........         --        (0.11)       (0.11)      (0.07)                --         (0.09)          --
   Distributions from net
     realized capital gains......      (0.36)       (0.25)          --          --              (0.36)        (0.25)          --
                                   ----------     --------     --------     -------         -----------     --------     --------
       Total distributions.......      (0.36)       (0.36)       (0.11)      (0.07)             (0.36)        (0.34)          --
                                   ----------     --------     --------     -------         -----------     --------     --------
Net asset value at end of
 period..........................   $  12.43      $ 13.44      $ 12.48      $ 9.87            $ 12.40       $ 13.41      $ 12.47
                                   =========       ======       ======       =====          =========        ======       ======
Total return.....................      (4.82)%      10.71%       27.72%      (0.61)%            (4.84)%       10.36%        6.03%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)..............   $296,727      $284,905     $131,052     $60,357           $84,041       $75,174      $11,985
   Ratios of expenses to average
     net assets
     After
       advisory/administration
       fee waivers...............       0.95%(2)     0.95%        1.10%       1.20%(2)           1.20%(2)      1.20%        1.18%(2)
     Before
       advisory/administration
       fee waivers...............       1.14%(2)     1.14%        1.16%       1.21%(2)           1.39%(2)      1.39%        1.24%(2)
   Ratios of net investment
     income to average net assets
     After
       advisory/administration
       fee waivers...............       0.64%(2)     1.27%        1.17%       2.59%(2)           0.40%(2)      1.09%        1.01%(2)
     Before
       advisory/administration
       fee waivers...............       0.46%        1.08%        1.11%       2.58%(2)           0.21%(2)      0.90%        0.95%(2)
Portfolio turnover rate..........         34%          37%          31%         15%                34%           37%          31%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      INTERNATIONAL EQUITY PORTFOLIO
                                                             ------------------------------------------------
                                                                                SERIES A                            SERIES B
                                                                              INVESTOR CLASS                      INVESTOR CLASS
                                                             ------------------------------------------------     --------------
                                                                                                                      FOR THE
                                                               FOR THE                                FOR THE          PERIOD
                                                             SIX MONTHS                               PERIOD         10/03/94(1)
                                                                ENDED          YEAR         YEAR      6/02/92(1)      THROUGH
                                                               3/31/95        ENDED        ENDED      THROUGH         3/31/95
                                                             (UNAUDITED)     9/30/94      9/30/93     6/30/92       (UNAUDITED)
                                                             -----------     --------     --------    -------       -----------
Net asset value at beginning of period....................    $ 13.40       $  12.47     $  9.87     $10.68           $13.35
                                                              -------       --------     -------     ------           ------
Income from investment operations
   Net investment income..................................       0.01           0.12        0.12       0.09            (0.01)
   Net realized gain (loss) on investments................      (0.68)          1.15        2.59      (0.83)           (0.64)
                                                              -------       --------     -------     ------           ------
       Total from investment operations...................      (0.67)          1.27        2.71      (0.74)           (0.65)
                                                              -------       --------     -------     ------           ------
Less distributions
   Distributions from net investment income...............         --          (0.09)      (0.11)     (0.07)              --
   Distributions from net realized capital gains..........      (0.36)         (0.25)         --         --            (0.36)
                                                              -------       --------     -------     ------           ------
       Total distributions................................      (0.36)         (0.34)      (0.11)     (0.07)           (0.36)
                                                              -------       --------     -------     ------           ------
Net asset value at end of period..........................    $ 12.37       $  13.40     $ 12.47     $ 9.87           $12.34
                                                              =======       ========     =======     ======           ======
Total return..............................................      (4.99)%(3)     10.24%(3)   27.72%(3)  (6.94)%(3)       (4.86)%(4)
Ratios/Supplemental data
   Net Assets at end of period (in thousands).............    $15,695       $ 14,433     $ 3,669     $   58           $  803
   Ratios of expenses to average net assets
     After advisory/administration fee waivers............       1.35%(2)       1.35%       1.25%      1.20%(2)         1.95%(2)
     Before advisory/administration fee waivers...........       1.54%(2)       1.54%       1.31%      1.21%(2)         2.13%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers............       0.23%(2)       0.96%       1.27%      2.59%(2)        (0.14)%(2)
     Before advisory/administration fee waivers...........       0.05%(2)       0.77%       1.21%      2.58%(2)        (0.32)%(2)
Portfolio turnover rate...................................         34%            37%         31%        16%              34%

-------------
(1) Commencement of operations.
(2) Annualized.
(3) Sales load not reflected in total return.
(4) Contingent deferred sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             INTERNATIONAL EMERGING MARKETS PORTFOLIO
                                                                      -------------------------------------------------------
                                                                           INSTITUTIONAL                     SERVICE
                                                                               CLASS                          CLASS
                                                                      ------------------------       ------------------------
                                                                        FOR THE       FOR THE          FOR THE       FOR THE
                                                                      SIX MONTHS       PERIOD        SIX MONTHS       PERIOD
                                                                         ENDED        6/17/94(1)        ENDED        6/17/94(1)
                                                                        3/31/95       THROUGH          3/31/95       THROUGH
                                                                      (UNAUDITED)     9/30/94        (UNAUDITED)     9/30/94
                                                                      -----------     --------       -----------     --------
Net asset value at beginning of period..............................    $ 10.56        $10.00          $ 10.55        $10.00
                                                                      -----------      -------       -----------     --------
Income from investment operations
   Net investment income............................................       0.01          0.03             0.03          0.02
   Net gain (loss) on investments (both realized and unrealized)....      (2.47)         0.53            (2.49)         0.53
                                                                      -----------      -------       -----------     --------
       Total from investment operations.............................      (2.46)         0.56            (2.46)         0.55
                                                                      -----------      -------       -----------     --------
Less distributions
   Distributions from net investment income.........................         --            --               --            --
   Distributions from net realized capital gains....................      (0.19)           --            (0.19)           --
                                                                      -----------      -------       -----------     --------
       Total distributions..........................................      (0.19)           --            (0.19)           --
                                                                      -----------      -------       -----------     --------
Net asset value at end of period....................................    $  7.91        $10.56          $  7.90        $10.55
                                                                      ===========      =======       ===========      =======
Total return........................................................     (23.58)%        5.60%          (23.60)%        5.50%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................    $ 9,117        $2,511          $ 6,341        $3,505
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................       1.75%(2)      1.75%(2)         2.00%(2)      2.00%(2)
     Before advisory/administration fee waivers.....................       2.41%(2)      2.73%(2)         2.66%(2)      2.98%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................       1.65%(2)      1.19%(2)         1.28%(2)      1.10%(2)
     Before advisory/administration fee waivers.....................       0.99%(2)      0.21%(2)         0.62%(2)      0.12%(2)
Portfolio turnover rate.............................................         31%            4%              31%            4%

                                                                              SERIES A
                                                                           INVESTOR CLASS
                                                                      ------------------------
                                                                        FOR THE       FOR THE
                                                                      SIX MONTHS       PERIOD
                                                                         ENDED        6/17/94(1)
                                                                        3/31/95       THROUGH
                                                                      (UNAUDITED)     9/30/94
                                                                      -----------     --------
Net asset value at beginning of period..............................    $ 10.54       $ 10.00
                                                                      -----------     --------
Income from investment operations
   Net investment income............................................       0.03          0.02
   Net gain (loss) on investments (both realized and unrealized)....      (2.50)         0.52
                                                                      -----------     --------
       Total from investment operations.............................      (2.47)         0.54
                                                                      -----------     --------
Less distributions
   Distributions from net investment income.........................         --            --
   Distributions from net realized capital gains....................      (0.19)           --
                                                                      -----------     --------
       Total distributions..........................................      (0.19)           --
                                                                      -----------     --------
Net asset value at end of period....................................    $  7.88       $ 10.54
                                                                      ===========      =======
Total return........................................................     (23.72)%(3)     5.40%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................    $ 2,475       $ 2,857
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................       2.15%(2)      2.15%(2)
     Before advisory/administration fee waivers.....................       2.81%(2)      3.13%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................       0.83%(2)      0.74%(2)
     Before advisory/administration fee waivers.....................       0.17%(2)     (0.24)%(2)
Portfolio turnover rate.............................................         31%            4%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         BALANCED PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS                                   SERVICE CLASS
                                   -------------------------------------------------         ------------------------------------
                                     FOR THE                                 FOR THE           FOR THE                   FOR THE
                                   SIX MONTHS                                PERIOD          SIX MONTHS                   PERIOD
                                      ENDED          YEAR         YEAR       5/1/92(1)          ENDED         YEAR       7/29/93(1)
                                     3/31/95        ENDED        ENDED       THROUGH           3/31/95        ENDED      THROUGH
                                   (UNAUDITED)     9/30/94      9/30/93      9/30/92         (UNAUDITED)     9/30/94     9/30/93
                                   -----------     --------     --------     -------         -----------     -------     --------
Net asset value at beginning of
 period..........................    $ 11.98       $ 12.42      $ 11.53      $11.01            $ 11.98       $12.42      $ 12.05
                                   -----------     --------     --------     -------         -----------     -------     --------
Income from investment operations
   Net investment income.........       0.29          0.38         0.30        0.17               0.28         0.34         0.06
   Net realized gain (loss) on
     investments.................       0.44         (0.39)        1.15        0.51               0.44        (0.38)        0.38
                                   -----------     --------     --------     -------         -----------     -------     --------
       Total from investment
        operations...............       0.73         (0.01)        1.45        0.68               0.72        (0.04)        0.44
                                   -----------     --------     --------     -------         -----------     -------     --------
Less distributions
   Distributions from net
     investment income...........      (0.23)        (0.37)       (0.30)      (0.16)             (0.22)       (0.34)       (0.07)
   Distributions from net
     realized capital gains......      (0.14)        (0.06)       (0.26)         --              (0.14)       (0.06)          --
                                   -----------     --------     --------     -------         -----------     -------     --------
       Total distributions.......      (0.37)        (0.43)       (0.56)      (0.16)             (0.36)       (0.40)       (0.07)
                                   -----------     --------     --------     -------         -----------     -------     --------
Net asset value at end of
 period..........................    $ 12.34       $ 11.98      $ 12.42      $11.53            $ 12.34       $11.98      $ 12.42
                                   =========       =======      =======      ======          =========       ======      ========
Total return.....................       6.22%        (0.11)%      12.86%       6.23%              6.12%       (0.36)%       3.66%
Ratios/Supplemental data
   Net assets at end of period
     (in thousands)..............    $22,548       $17,610      $12,928      $2,501            $75,284       $66,024     $15,842
   Ratios of expenses to average
     net assets
     After
       advisory/administration
       fee waivers...............      0.65%(2)       0.65%        0.80%       0.95%(2)           0.90%(2)      0.90%       0.93%(2)
     Before
       advisory/administration
       fee waivers...............      0.88%(2)       0.91%        0.98%       1.51%(2)           1.13%(2)      1.16%       1.11%(2)
   Ratios of net investment
     income to average net assets
     After
       advisory/administration
       fee waivers...............      3.95%(2)       3.16%        2.89%       3.28%(2)           3.70%(2)      2.96%      2.75%(2)
     Before
       advisory/administration
       fee waivers...............      3.72%(2)       2.89%        2.71%       2.72%(2)           3.47%(2)      2.70%      2.57%(2)
Portfolio turnover rate..........         61%           54%           32%         36%                61%(2)        54%        32%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                BALANCED PORTFOLIO
                                                   -----------------------------------------------------------------------------
                                                                                    SERIES A
                                                                                 INVESTOR CLASS
                                                   -----------------------------------------------------------------------------
                                                     FOR THE                                                           FOR THE
                                                   SIX MONTHS                                                          PERIOD
                                                      ENDED          YEAR          YEAR        YEAR         YEAR      5/14/90(1)
                                                     3/31/95        ENDED         ENDED       ENDED        ENDED       THROUGH
                                                   (UNAUDITED)     9/30/94       9/30/93     9/30/92      9/30/91      9/30/90
                                                   -----------     --------      --------    --------     --------     -------
Net asset value at beginning of period............   $ 11.98       $  12.42      $ 11.53      $10.82       $ 9.13      $10.00
                                                     -------       --------      -------      ------       ------      ------
Income from investment operations
   Net investment income..........................      0.21           0.32         0.30        0.34         0.38        0.12
   Net realized gain (loss) on investments........      0.50          (0.38)        1.14        1.22         1.77       (0.88)
                                                     -------       --------      -------      ------       ------      ------
       Total from investment operations...........      0.71          (0.06)        1.44        1.56         2.15       (0.76)
                                                     -------       --------      -------      ------       ------      ------
Less distributions
   Distributions from net investment income.......     (0.21)         (0.32)       (0.29)      (0.39)       (0.34)      (0.11)
   Distributions from net realized capital gains..     (0.14)         (0.06)       (0.26)      (0.46)       (0.12)         --
                                                     -------       --------      -------      ------       ------      ------
       Total distributions........................     (0.35)         (0.38)       (0.55)      (0.85)       (0.46)      (0.11)
                                                     -------       --------      -------      ------       ------      ------
Net asset value at end of period..................   $ 12.34       $  11.98      $ 12.42      $11.53       $10.82      $ 9.13
                                                     =======       ========      =======      ======       ======      ======
Total return......................................      6.03%(3)      (0.50)%(3)   12.80%(3)   15.17%(3)    24.04%(3)   (7.64)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).....   $62,629       $ 62,307      $39,529      $8,481       $4,265      $3,960
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....      1.05%(2)       1.05%        0.91%       0.95%        1.15%       1.15%(2)
     Before advisory/administration fee waivers...      1.28%(2)       1.31%        1.09%       1.51%        1.86%       1.90%(2)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers....      3.55%(2)       2.77%        2.79%       3.28%        3.70%       3.07%(2)
     Before advisory/administration fee waivers...      3.32%(2)       2.51%        2.61%       2.72%        2.99%       2.32%(2)
Portfolio turnover rate...........................        61%            54%          32%         36%          45%         37%

                                                         BALANCED PORTFOLIO
                                                         ------------------
                                                              SERIES B
                                                           INVESTOR CLASS
                                                           --------------
                                                               FOR THE
                                                                PERIOD
                                                              10/03/94(1)
                                                               THROUGH
                                                               3/31/95
                                                             (UNAUDITED)
                                                            --------------
Net asset value at beginning of period..................        $11.95
                                                                ------
Income from investment operations
   Net investment income................................          0.15
   Net realized gain (loss) on investments..............          0.56
                                                                ------
       Total from investment operations.................          0.71
                                                                ------
Less distributions
   Distributions from net investment income.............         (0.19)
   Distributions from net realized capital gains........         (0.14)
                                                                ------
       Total distributions..............................         (0.33)
                                                                ------
Net asset value at end of period........................        $12.33
                                                                ======
Total return............................................          6.03%(4)
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........        $1,788
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........          1.65%(2)
     Before advisory/administration fee waivers.........          1.88%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........          3.00%(2)
     Before advisory/administration fee waivers.........          2.77%(2)
Portfolio turnover rate.................................            61%

-------------
(1) Commencement of operations.
(2) Annualized.
(3) Sales load not reflected in total return.
(4) Contingent deferred sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1995
                                  (UNAUDITED)

     The PNC Fund (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of twenty-five separate Portfolios: Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio, Balanced Portfolio, Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio, International Fixed Income Portfolio and Government Income Portfolio. As of March 31, 1995, the International Fixed Income Portfolio had not commenced operations. This report relates solely to Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio and Balanced Portfolio (the "Portfolios").

     Each Portfolio has four classes of shares, one class being referred to as the Service shares, one class being referred to as the Institutional shares, one class being referred to as the Series A Investor shares and one class being referred to as the Series B Investor shares. No Series B Investor shares had been issued for the Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, International Emerging Markets Portfolio and the Index Equity Portfolio through March 31, 1995. Series A Investor, Series B Investor, Institutional and Service shares in a Portfolio represent equal pro rata interests in such Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Series A Investor shares bear the expense of the Series A Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor shares. Series B Investor shares bear the expense of the Series B Distribution Plan at an annual rate not to exceed .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Series B Investor shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Under the Fund's Service Plan, Service shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares. Service shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares for other shareholder support activities provided by service organizations. Institutional shares do not bear the expense of the Series A Distribution and Service Plan, the Service Plan, the Series B Distribution Plan or the Series B Service Plan. The Service, Series A Investor and Series B Investor classes are currently bearing such respective expenses at aggregate annual rates of .30% of the average daily net asset value of Service shares,
 .40% of the average daily net asset value of Series A Investor shares and 1.00% of the average daily net asset value of Series B Investor shares.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds are valued on the basis of quotations provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Dividends to Shareholders -- Dividends from net investment income are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, will be distributed at least annually.

     Federal Taxes -- No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Foreign Currency Transactions -- With respect to the International Equity Portfolio and International Emerging Markets Portfolio, transactions denominated in foreign currencies are recorded in the Portfolios' records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Portfolios report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally fees relating to the Service Plan, the Series A Distribution and Service Plan, the Series B Distribution Plan and the Series B Service Plan, are class specific expenses. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Organization Costs -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

     Implementation of AICPA Statement of Position 93-2: -- As of October 1, 1993, the Fund implemented AICPA Statement of Position 93-2 -- Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in capital of permanent differences between tax and financial reporting of net investment income and net realized gain (loss). The change has had no material effect on paid-in capital or other components of the net assets of any of the Portfolios at October 1, 1993. Distributions to shareholders and net asset values were not affected by this change.

     Futures Transactions -- Certain portfolios may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     At March 31, 1995, the Index Equity Portfolio had outstanding 92 futures contracts on the S&P 500 Stock Index, expiring June 16, 1995. The value of such contracts on March 31, 1995 was $23,202,400, thereby resulting in an unrealized gain of $761,300.

     Futures transactions entered into for the six months ended March 31, 1995, are summarized as follows:

                                                                           NUMBER         OPENING
                                                                        OF CONTRACTS       VALUE
                                                                        -------------   ------------
Long Futures Contracts Opened.........................................        249       $ 58,682,925
Long Futures Contracts Closed.........................................       (164)       (37,883,500)
                                                                           ------       ------------
Outstanding Long Futures at
  Beginning of period.................................................          7          1,641,675
                                                                           ------       ------------
  End of period.......................................................         92       $ 22,441,100
                                                                           ======       ============

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     Forward Foreign Currency Contracts -- International Equity Portfolio may enter into forward foreign currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At March 31, 1995, the Portfolio had entered into the following positions and the related unrealized gain (loss) is reflected in the accompanying financial statements:

                                                                                         UNREALIZED
                                                                            VALUE AT       FOREIGN
SETTLEMENT                     CURRENCY                      CONTRACT       MARCH 31,     EXCHANGE
   DATE                         BOUGHT                        AMOUNT          1995       GAIN/(LOSS)
----------   --------------------------------------------  -------------  -------------  -----------
   7/11/95     128,137,860   French Franc................  $  24,515,201  $  26,559,391  $ 2,044,190
   7/11/95      27,528,900   German Deutsche Mark........     18,173,162     20,140,838    1,967,676
   7/11/95      27,600,073   Netherlands Guilder.........     16,162,785     17,997,152    1,834,367
   7/11/95      21,961,619   British Pound Sterling......     35,112,201     35,513,849      401,648
   7/11/95   1,088,358,000   Japanese Yen................     11,318,153     12,697,256    1,379,103
                                                           -------------  -------------  -----------
                                                           $ 105,281,502  $ 112,908,486  $ 7,626,984
                                                           =============  =============  ===========

                                                                                         UNREALIZED
                                                                           VALUE AT       FOREIGN
SETTLEMENT                    CURRENCY                      CONTRACT       MARCH 31,      EXCHANGE
   DATE                         SOLD                         AMOUNT          1995       GAIN/(LOSS)
----------   -------------------------------------------  -------------  -------------  ------------
   7/11/95     128,137,860   French Franc...............  $  24,005,719  $  26,559,391  $ (2,553,672)
   7/11/95      27,528,900   German Deutsche Mark.......     17,744,993     20,140,838    (2,395,845)
   7/11/95      27,600,073   Netherlands Guilder........     15,882,037     17,997,152    (2,115,115)
   7/11/95      21,961,619   British Pound Sterling.....     33,770,416     35,513,849    (1,743,433)
   7/11/95   1,088,358,000   Japanese Yen...............     11,400,000     12,697,256    (1,297,256)
                                                          -------------  -------------  ------------
                                                          $ 102,803,165  $ 112,908,486  $(10,105,321)
                                                          =============  =============  ============

     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Asset Management Group, Inc. ("PAMG"), which is in turn a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment adviser for each of the Fund's Portfolios. PNC Equity Advisors Company ("PEAC"), a wholly-owned subsidiary of PAMG, serves as the sub-adviser for the Growth Equity, Small Cap Growth Equity, Core Equity and Index Equity Portfolios. PNC Bank serves as the sub-adviser for the Balanced Portfolio. Provident Capital Management, Inc. ("PCM") serves as the sub-adviser for the Value Equity, Small Cap Value Equity, International Equity and International Emerging Markets Portfolios. PNC Bank, PAMG, PIMC, PEAC and PCM are indirect wholly-owned subsidiaries of PNC Bank Corp.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     For its advisory services, PIMC is entitled to receive fees at the following annual rates, computed daily and payable monthly based on each Portfolio's average daily net assets:

     Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Small Cap Value Equity and Balanced Portfolios -- .55% of its first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion and .45% of net assets in excess of $3 billion.

     Index Equity Portfolio -- .20% of its average daily net assets.

     International Equity Portfolio -- .75% of its first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     International Emerging Markets Portfolio -- 1.25% of its first $1 billion, 1.20% of the next $1 billion, 1.155% of the next $1 billion, and 1.10% of net assets in excess of $3 billion.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Portfolio. For the six months ended March 31, 1995, advisory fees and waivers for each Portfolio were as follows:

                                                          GROSS                        NET
                                                       ADVISORY FEE     WAIVER     ADVISORY FEE
                                                       ------------    --------    ------------
    Value Equity Portfolio............................  $1,759,164     $383,817     $1,375,347
    Growth Equity Portfolio...........................     469,375      128,012        341,363
    Small Cap Growth Equity Portfolio.................     289,259       55,707        233,552
    Core Equity Portfolio.............................     341,607       93,165        248,442
    Index Equity Portfolio............................     180,359      161,218         19,141
    Small Cap Value Equity Portfolio..................     603,856       54,896        548,960
    International Equity Portfolio....................   1,393,899      278,780      1,115,119
    International Emerging Markets Portfolio..........      74,804       34,203         40,601
    Balanced Portfolio................................     409,649      111,723        297,926

     PIMC pays PNC Bank, PEAC and PCM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Provident Distributors, Inc. ("PDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .20% of the first $500 million, .18% of the next $500 million,
 .16% of the next $1 billion and .15% of net assets in excess of $2 billion.

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     PFPC and PDI may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio. For the six months ended March 31, 1995, administration fees and waivers for each Portfolio were as follows:

                                                             GROSS                              NET
                                                         ADMINISTRATION                    ADMINISTRATION
                                                              FEE             WAIVER            FEE
                                                         --------------      --------      --------------
Value Equity Portfolio................................      $625,594         $ 82,014         $543,580
Growth Equity Portfolio...............................       170,682           38,229          132,453
Small Cap Growth Equity Portfolio.....................       105,185           20,257           84,928
Core Equity Portfolio.................................       124,221           30,815           93,406
Index Equity Portfolio................................       180,359          162,756           17,603
Small Cap Value Equity Portfolio......................       219,584           49,330          170,254
International Equity Portfolio........................       371,706           68,015          303,691
International Emerging Markets Portfolio..............        11,968            5,472            6,496
Balanced Portfolio....................................       148,963           59,607           89,356

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PIMC, PFPC and PDI have also agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the six months ended March 31, 1995.

(C)  PURCHASES AND SALES OF SECURITIES

     For the six months ended March 31, 1995, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                                       PURCHASES         SALES
                                                                      ------------    ------------
Value Equity Portfolio..............................................  $ 38,284,107    $126,890,126
Growth Equity Portfolio.............................................   109,514,208      50,873,364
Small Cap Growth Equity Portfolio...................................    61,463,200      38,197,881
Core Equity Portfolio...............................................    70,153,777      26,841,589
Index Equity Portfolio..............................................     4,338,772      15,517,640
Small Cap Value Equity Portfolio....................................    37,279,904      42,062,962
International Equity Portfolio......................................   156,791,163     123,323,123
International Emerging Markets Portfolio............................    15,615,065       3,319,997
Balanced Portfolio..................................................    70,160,919      44,772,299

                                THE PNC(R) FUND

                                 MARCH 31, 1995
                                  (UNAUDITED)

     For the six months ended March 31, 1995, purchases and sales of government securities were as follows:

                                                                       PURCHASES          SALES
                                                                      -----------      -----------
Index Equity Portfolio.............................................   $ 1,284,996      $        --
Small Cap Value Equity Portfolio...................................    16,953,070               --
Balanced Portfolio.................................................    20,177,547       24,447,789

(D)  CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                           VALUE EQUITY PORTFOLIO
                                           -------------------------------------------------------
                                            FOR THE SIX MONTHS ENDED
                                                 MARCH 31, 1995             FOR THE YEAR ENDED
                                                   (UNAUDITED)              SEPTEMBER 30, 1994
                                           ---------------------------   -------------------------
                                             SHARES          VALUE         SHARES        VALUE
                                           -----------   -------------   ----------   ------------
Shares sold:
     Institutional Class..................   1,850,795   $  21,340,217   12,482,545   $145,402,977
     Service Class........................   2,504,436      28,981,826   11,420,404    133,583,231
     Series A Investor Class..............     271,948       3,135,929      549,692      6,421,094
Shares issued in acquisition:
     Institutional Class..................          --              --    6,598,466     76,359,690
     Service Class........................          --              --           --             --
     Series A Investor Class..............          --              --           --             --
Shares issued in reinvestment of
  dividends:
     Institutional Class..................   1,586,297      17,983,038    1,465,316     17,028,775
     Service Class........................     278,467       3,160,729      170,840      1,983,734
     Series A Investor Class..............      34,507         391,318       23,783        276,302
Shares redeemed:
     Institutional Class.................. (12,182,150)   (139,304,004)  (7,860,051)   (91,683,551)
     Service Class........................  (1,448,146)    (16,725,778)  (4,534,339)   (53,327,116)
     Series A Investor Class..............    (166,401)     (1,906,900)     (93,980)    (1,095,554)
                                           -----------   -------------   ----------   ------------
Net increase (decrease)...................  (7,270,247)  $ (82,943,625)  20,222,676   $234,949,582
                                           ===========   =============   ==========   ============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                             GROWTH EQUITY PORTFOLIO
                                              -----------------------------------------------------
                                              FOR THE SIX MONTHS ENDED
                                                    MARCH 31,1995            FOR THE YEAR ENDED
                                                     (UNAUDITED)             SEPTEMBER 30, 1994
                                              -------------------------   -------------------------
                                                SHARES        VALUE         SHARES        VALUE
                                              ----------   ------------   ----------   ------------
Shares sold:
     Institutional Class.....................  6,769,786   $ 68,672,134    5,402,429   $ 55,921,412
     Service Class...........................  1,595,758     16,309,644    4,235,370     44,688,111
     Series A Investor Class.................    239,539      2,442,329      385,847      4,122,589
Shares issued in reinvestment of dividends:
     Institutional Class.....................     83,442        831,916       50,847        555,756
     Service Class...........................     19,104        190,471       10,725        117,219
     Series A Investor Class.................      2,815         28,031        2,650         28,942
Shares redeemed:
     Institutional Class..................... (1,230,847)   (12,552,045)  (4,497,375)   (47,960,268)
     Service Class...........................   (627,164)    (6,432,576)  (1,377,677)   (14,500,982)
     Series A Investor Class.................    (83,513)      (852,664)     (95,762)      (991,600)
                                              ----------   ------------   ----------   ------------
Net increase.................................  6,768,920   $ 68,637,240    4,117,054   $ 41,981,179
                                              ==========   =============  ==========   =============

                                                        SMALL CAP GROWTH EQUITY PORTFOLIO
                                               ----------------------------------------------------
                                               FOR THE SIX MONTHS ENDED
                                                    MARCH 31, 1995            FOR THE YEAR ENDED
                                                     (UNAUDITED)              SEPTEMBER 30, 1994
                                               ------------------------    ------------------------
                                                SHARES         VALUE        SHARES         VALUE
                                               ---------    -----------    ---------    -----------
Shares sold:
     Institutional Class.....................  2,318,027    $25,230,251    6,318,147    $61,898,992
     Service Class...........................    898,852      9,804,036    2,508,294     24,932,282
     Series A Investor Class.................    135,682      1,475,472      199,989      2,012,738
Shares issued in reinvestment of dividends:
     Institutional Class.....................     10,636        112,950          289          2,896
     Service Class...........................         70            741           72            716
     Series A Investor Class.................         --             --            3             29
Shares redeemed:
     Institutional Class.....................   (490,202)    (5,286,424)    (941,326)    (9,351,176)
     Service Class...........................   (398,330)    (4,201,053)    (362,210)    (3,636,495)
     Series A Investor Class.................    (16,547)      (178,883)     (43,898)      (443,425)
                                               ---------    -----------    ---------    -----------
Net increase.................................  2,458,188    $26,957,090    7,679,360    $75,416,557
                                               =========    ============   =========    ============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                              CORE EQUITY PORTFOLIO
                                              -----------------------------------------------------
                                              FOR THE SIX MONTHS ENDED
                                                   MARCH 31, 1995            FOR THE YEAR ENDED
                                                     (UNAUDITED)             SEPTEMBER 30, 1994
                                              -------------------------   -------------------------
                                                SHARES        VALUE         SHARES        VALUE
                                              ----------   ------------   ----------   ------------
Shares sold:
  Institutional Class........................  6,458,298   $ 63,893,031    3,234,844   $ 32,284,922
  Service Class..............................  1,734,051     17,140,429    4,222,406     41,703,020
  Series A Investor Class....................    104,895      1,028,374       62,504        619,978
Shares issued in acquisition:
  Institutional Class........................         --             --           --             --
  Service Class..............................         --             --    2,120,797     21,441,256
  Series A Investor Class....................         --             --           --             --
Shares issued in reinvestment of dividends:
  Institutional Class........................    158,210      1,553,279       54,106        536,408
  Service Class..............................     91,159        887,842       39,095        385,556
  Series A Investor Class....................      2,201         21,588          517          5,097
Shares redeemed:
  Institutional Class........................   (920,543)    (9,085,292)  (5,383,666)   (53,714,044)
  Service Class.............................. (1,353,237)   (13,547,881)  (1,483,259)   (14,757,102)
  Series A Investor Class....................     (8,730)       (86,277)      (2,426)       (24,013)
                                              ----------   ------------   ----------   ------------
Net increase.................................  6,266,304   $ 61,805,093    2,864,918   $ 28,481,078
                                              ==========   =============  ==========   =============

                                                             INDEX EQUITY PORTFOLIO
                                              -----------------------------------------------------
                                              FOR THE SIX MONTHS ENDED
                                                   MARCH 31, 1995            FOR THE YEAR ENDED
                                                     (UNAUDITED)             SEPTEMBER 30, 1994
                                              -------------------------   -------------------------
                                                SHARES        VALUE         SHARES        VALUE
                                              ----------   ------------   ----------   ------------
Shares sold:
  Institutional Class........................  2,048,597   $ 22,480,492    2,748,481   $ 30,530,750
  Service Class..............................  2,193,235     25,009,877    2,738,322     29,856,693
  Series A Investor Class....................    107,512      1,204,570      155,908      1,717,243
Shares issued in reinvestment of dividends:
  Institutional Class........................    356,713      3,909,332      514,324      5,647,787
  Service Class..............................     67,296        738,205       57,047        624,860
  Series A Investor Class....................      6,908         75,798        6,194         67,935
Shares redeemed:
  Institutional Class........................ (2,313,347)   (25,387,286)  (6,637,885)   (72,216,872)
  Service Class..............................   (490,084)    (5,380,239)  (1,419,801)   (15,374,054)
  Series A Investor Class....................    (34,350)      (381,552)     (35,869)      (384,797)
                                              ----------   ------------   ----------   ------------
Net increase (decrease)......................  1,942,480   $ 22,269,197   (1,873,279)  $(19,530,455)
                                              ==========   =============  ==========   =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                         SMALL CAP VALUE EQUITY PORTFOLIO
                                               ----------------------------------------------------
                                               FOR THE SIX MONTHS ENDED
                                                    MARCH 31, 1995            FOR THE YEAR ENDED
                                                      (UNAUDITED)             SEPTEMBER 30, 1994
                                               -------------------------   ------------------------
                                                 SHARES        VALUE         SHARES        VALUE
                                               ----------   ------------   ----------   -----------
Shares sold:
  Institutional Class.........................  1,433,173   $ 18,514,153    6,053,107   $80,712,762
  Service Class...............................    825,583     10,716,392    2,640,878    35,259,165
  Series A Investor Class.....................    310,405      4,030,081      652,661     8,700,548
  Series B Investor Class.....................     66,884        872,991           --            --
Shares issued in reinvestment of dividends:
  Institutional Class.........................    561,434      6,967,400      136,855     1,781,855
  Service Class...............................    138,871      1,723,392       34,742       452,345
  Series A Investor Class.....................     62,375        773,445       14,918       194,087
  Series B Investor Class.....................      1,891         23,430           --            --
Shares redeemed:
  Institutional Class......................... (2,235,305)   (28,862,769)  (3,674,313)  (48,788,351)
  Service Class...............................   (620,209)    (7,987,465)    (996,563)  (13,349,689)
  Series A Investor Class.....................   (184,720)    (2,375,182)    (118,889)   (1,579,039)
  Series B Investor Class.....................     (1,963)       (25,578)          --            --
                                               ----------   ------------   ----------   -----------
Net increase..................................    358,419   $  4,370,290    4,743,396   $63,383,683
                                               ==========   =============  ==========   ============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                          INTERNATIONAL EQUITY PORTFOLIO
                                             --------------------------------------------------------
                                              FOR THE SIX MONTHS ENDED
                                                   MARCH 31, 1995              FOR THE YEAR ENDED
                                                    (UNAUDITED)                SEPTEMBER 30, 1994
                                             --------------------------    --------------------------
                                               SHARES         VALUE          SHARES         VALUE
                                             ----------    ------------    ----------    ------------
Shares sold:
  Institutional Class.....................    3,695,935    $ 45,888,736    10,403,157    $137,086,511
  Service Class...........................    1,852,610      23,136,354     5,340,051      70,470,270
  Series A Investor Class.................      333,134       4,205,525       869,084      11,416,406
  Series B Investor Class.................       65,078         829,024            --              --
Shares issued in acquisition:
  Institutional Class.....................           --              --     2,566,789      33,881,621
  Service Class...........................           --              --            --              --
  Series A Investor Class.................           --              --            --              --
  Series B Investor Class.................           --              --            --              --
Shares issued in reinvestment of
  dividends:
  Institutional Class.....................      521,554       6,451,626       206,166       2,655,420
  Service Class...........................      123,648       1,527,047        27,454         353,613
  Series A Investor Class.................       34,649         427,221        12,576         161,981
  Series B Investor Class.................        1,195          14,710            --              --
Shares redeemed:
  Institutional Class.....................   (1,555,560)    (19,566,359)   (2,476,409)    (32,400,362)
  Service Class...........................     (801,285)    (10,018,188)     (724,128)     (9,567,654)
  Series A Investor Class.................     (176,575)     (2,174,201)      (98,546)     (1,302,076)
  Series B Investor Class.................       (1,153)        (14,097)           --              --
                                             ----------    ------------    ----------    ------------
Net increase..............................    4,093,230    $ 50,707,398    16,126,194    $212,755,730
                                             ==========    =============   ==========    =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                        INTERNATIONAL EMERGING MARKETS PORTFOLIO
                                                     ----------------------------------------------
                                                             FOR THE              FOR THE PERIOD
                                                        SIX MONTHS ENDED          JUNE 17, 1994(1)
                                                         MARCH 31, 1995              THROUGH
                                                           (UNAUDITED)          SEPTEMBER 30, 1994
                                                     -----------------------   --------------------
                                                      SHARES        VALUE      SHARES      VALUE
                                                     ---------   -----------   -------   ----------
Shares sold:
     Institutional Class...........................    992,238   $ 8,278,461   238,035   $2,402,550
     Service Class.................................    561,457     4,986,323   334,803    3,411,089
     Series A Investor Class.......................     70,389       675,246   294,215    2,964,354
Shares issued in reinvestment of dividends:
     Institutional Class...........................      1,355        12,400        --           --
     Service Class.................................      5,218        47,638        --           --
     Series A Investor Class.......................      6,033        55,023        --           --
Shares redeemed:
     Institutional Class...........................    (78,926)     (736,906)     (173)      (1,850)
     Service Class.................................    (95,651)     (772,230)   (2,612)     (27,034)
     Series A Investor Class.......................    (33,310)     (303,501)  (23,182)    (232,921)
                                                     ---------   -----------   -------   ----------
Net increase.......................................  1,428,803   $12,242,454   841,086   $8,516,188
                                                     =========   ===========   =======   ==========

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                                 MARCH 31, 1995

                                                                BALANCED PORTFOLIO
                                                ---------------------------------------------------
                                                  FOR THE SIX MONTHS
                                                         ENDED
                                                    MARCH 31, 1995           FOR THE YEAR ENDED
                                                      (UNAUDITED)            SEPTEMBER 30, 1994
                                                -----------------------   -------------------------
                                                 SHARES        VALUE        SHARES        VALUE
                                                ---------   -----------   ----------   ------------
Shares sold:
     Institutional Class......................    642,170   $ 7,681,786    1,367,828   $ 17,190,809
     Service Class............................  1,145,399    13,771,664    6,873,562     84,853,542
     Series A Investor Class..................    415,406     4,962,575    2,650,204     33,055,064
     Series B Investor Class..................    147,935     1,758,696           --             --
Shares issued in acquisition:
     Institutional Class......................         --            --           --             --
     Service Class............................         --            --    1,362,909     17,268,053
     Series A Investor Class..................         --            --           --             --
     Series B Investor Class..................         --            --           --             --
Shares issued in reinvestment of dividends:
     Institutional Class......................     47,319       560,914       24,801        302,800
     Service Class............................    163,424     1,935,460      121,007      1,475,817
     Series A Investor Class..................    148,074     1,751,475      142,423      1,746,240
     Series B Investor Class..................      2,858        33,889           --             --
Shares redeemed:
     Institutional Class......................   (332,339)   (3,956,755)    (963,835)   (12,093,104)
     Service Class............................   (717,859)   (8,538,892)  (4,122,713)   (50,677,486)
     Series A Investor Class..................   (689,000)   (8,237,545)    (774,539)    (9,531,304)
     Series B Investor Class..................     (5,740)      (68,431)          --             --
                                                ---------   -----------   ----------   ------------
Net increase..................................    967,647   $11,654,836    6,681,647   $ 83,590,431
                                                =========   ============  ==========   =============

                                THE PNC(R) FUND

                                 MARCH 31, 1995

(E)  AT MARCH 31, 1995, NET ASSETS CONSISTED OF:

                                                                                SMALL CAP
                                             VALUE EQUITY    GROWTH EQUITY    GROWTH EQUITY    CORE EQUITY     INDEX EQUITY
                                              PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                             ------------    -------------    -------------    ------------    ------------
Capital paid-in...........................   $552,428,784    $202,793,195     $114,111,304     $158,418,085    $184,364,122
Undistributed net investment income.......             --         672,905          133,515           11,023              --
Distribution in excess of net
  investment income.......................       (363,829)             --               --               --        (101,636)
Accumulated net realized gain (loss) on
  investment transactions, futures
  contracts and foreign exchange
  contracts...............................     15,632,086         707,089       (8,079,381)        (785,979)      1,507,753
Net unrealized appreciation (depreciation)
  on investment transactions, futures
  contracts and foreign exchange
  contracts...............................     68,190,853      19,362,461       25,469,214       10,598,722      26,445,415
                                             ------------    ------------     ------------     ------------    ------------
                                             $635,887,894    $223,535,650     $131,634,652     $168,241,851    $212,215,654
                                             ============    ============     ============     ============    ============

                                                          SMALL CAP      INTERNATIONAL     INTERNATIONAL
                                                         VALUE EQUITY       EQUITY        EMERGING MARKETS      BALANCED
                                                          PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                         ------------    -------------    ----------------    ------------
Capital paid-in.......................................   $200,228,965    $ 389,784,534      $ 20,758,642      $158,731,959
Undistributed net investment income...................        256,621        3,171,685           105,538                --
Distribution in excess of net investment income.......             --               --                --              (744)
Accumulated net realized gain (loss) on investment
  transactions, futures contracts and foreign
  exchange contracts..................................      3,736,064        1,328,330           (10,915)       (5,339,794)
Net unrealized appreciation (depreciation) on
  investment transactions, futures contracts and
  foreign
  exchange contracts..................................     22,810,842        2,981,152        (2,919,895)        8,857,352
                                                         ------------    -------------    ----------------    ------------
                                                         $227,032,492    $ 397,265,701      $ 17,933,370      $162,248,773
                                                         ============    =============    ================    ============

(F)  CAPITAL LOSS CARRYOVERS

     At September 30, 1994, a capital loss carryover was available to offset possible future realized capital gains of $6,672,353 in the Small Cap Growth Equity Portfolio which expires in the year 2002.

     At September 30, 1994, the deferred post-October capital loss was $541,673 for the Growth Equity Portfolio.

(G)  ACQUISITION OF COLLECTIVE FUNDS

     On December 28, 1993, The PNC Fund acquired all the assets of the Equity Portfolio of the PNC Financial Common Trust for Retirement Assets from the participants of these Trusts. The acquisition was accomplished by a tax-free exchange of assets with a value of $21,441,256 for 2,120,797 Service shares of the Core Equity Portfolio at $10.11 per share. The Equity Portfolio's net assets on that date had $2,089,340 in unrealized appreciation.

                                THE PNC(R) FUND

                                 MARCH 31, 1995

     On December 28, 1993, The PNC Fund acquired all the assets of the Asset Allocation Portfolio of the PNC Financial Common Trust for Retirement Assets from the participants of these Trusts. The acquisition was accomplished by a tax-free exchange of assets with a value of $17,268,053 for 1,362,909 Service shares of the Balanced Portfolio at $12.67 per share. The Asset Allocation Portfolio's net assets on that date had $1,491,666 in unrealized appreciation.

     On May 26, 1994, The PNC Fund acquired all the assets of the PNC Pension Plan Assets Equity Portfolio from the participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $53,018,086 for 4,570,525 Institutional shares of the Value Equity Portfolio at $11.60 per share and a value of $33,881,621 for 2,566,789 Institutional shares of the International Equity Portfolio at $13.20 per share.

     On June 21, 1994 The PNC Fund acquired all the assets of the PNC Incentive Savings Plan Assets Equity Portfolio from the participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $23,341,604 for 2,027,941 Institutional shares of the Value Equity Portfolio at $11.51 per share.

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